                                 [LOGO] NORWEST
                                       ADVANTAGE FUNDS
 ------------------------------------------------------------------------------

PROSPECTUS

OCTOBER 1, 1997, AS AMENDED DECEMBER 1, 1997

This Prospectus offers shares of thirty-two separate portfolios (each a "Fund" and collectively the "Funds") of Norwest Advantage Funds (the "Trust"), which is a registered, open-end, management investment company, as follows: (1) five MONEY MARKET FUNDS - Shares of Cash Investment Fund and Investor Shares of Ready Cash Investment Fund, Shares of U.S. Government Fund, and Treasury Fund and Institutional and Investor Shares of Municipal Money Market Fund (the "Money Market Funds"); (2) I Shares of six FIXED INCOME FUNDS - Stable Income Fund, Limited Term Government Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Income Fund and Total Return Bond Fund (the "Fixed Income Funds"); (3) I Shares of five TAX-FREE FIXED INCOME FUNDS - Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund (the "Tax-Free Fixed Income Funds"); (4) I Shares of four BALANCED FUNDS - Strategic Income Fund (FORMERLY CONSERVATIVE BALANCED FUND), Moderate Balanced Fund, Growth Balanced Fund and Aggressive Balanced-Equity Fund (the "Balanced Funds"); and (5) I Shares of twelve EQUITY FUNDS - Index Fund, Income Equity Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Diversified Small Cap Fund, Small Company Stock Fund, Small Company Growth Fund, Small Cap Opportunities Fund, Contrarian Stock Fund and International Fund (the "Equity Funds"). The Institutional Shares, Investor Shares, shares of Cash Investment Fund, U.S. Government Fund and Treasury Fund (which offer a single class of shares) and I Shares offered in this Prospectus are collectively referred to as "Shares."

READY CASH INVESTMENT FUND, STABLE INCOME FUND, TOTAL RETURN BOND FUND, INDEX FUND, INCOME EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY STOCK FUND, SMALL COMPANY GROWTH FUND and SMALL CAP OPPORTUNITIES FUND each seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio of another registered, open-end, management investment company with the same investment objective. (See "Summary" and "Other Information - Core and Gateway-Registered Trademark- - Structure.")

CASH INVESTMENT FUND, DIVERSIFIED BOND FUND, STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, AGGRESSIVE BALANCED-EQUITY FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, DIVERSIFIED SMALL CAP FUND AND INTERNATIONAL FUND each seeks to achieve its investment objective by investing in various portfolios of other registered open-end, management investment companies, each of which invests using a different investment style. (See "Summary" and "Other Information - Core and Gateway Structure.")

Each other Fund seeks to achieve its investment objective by investing directly in portfolio securities.

Shares of Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund are offered solely to residents of Colorado and Minnesota, respectively.

This Prospectus sets forth concisely the information concerning the Trust and the Funds that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information ("SAI") with respect to each Fund dated October 1, 1997, as may be further amended from time to time. The SAI is available for reference on the SEC's Web Site (http://www.sec.gov) and contains more detailed information about the Trust and each of the Funds. The SAI is incorporated into this Prospectus by reference. An investor may obtain a copy of the SAI without charge by contacting the Trust's distributor, Forum Financial Services, Inc., at Two Portland Square, Portland, Maine 04101 or by calling (207) 879-0001. Investors should read this Prospectus and retain it for future reference.

NORWEST ADVANTAGE FUNDS IS A FAMILY OF MUTUAL FUNDS. THE SHARES OF MUTUAL FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY. THE SHARES ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, NORWEST BANK MINNESOTA, N.A. OR ANY OTHER BANK OR BANK AFFILIATE.

AN INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT ANY OF THE MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

                                                                                             PAGE
1.         SUMMARY....................................................................          3

2.         FINANCIAL HIGHLIGHTS.......................................................         16

3.         INVESTMENT OBJECTIVES AND POLICIES.........................................         24
           Money Market Funds.........................................................         24
           Fixed Income Funds.........................................................         28
           Tax-Free Fixed Income Funds................................................         34
           Balanced Funds.............................................................         40
           Equity Funds...............................................................         45
           Core Portfolio Descriptions................................................         55

4.         ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS.....................         60
           General Information........................................................         60
           Common Policies of the Funds...............................................         62

5.         MANAGEMENT OF THE FUNDS....................................................         66
           Investment Advisory Services...............................................         66
           Management, Administration and Distribution Services.......................         75
           Shareholder Servicing and Custody..........................................         76
           Expenses of the Funds......................................................         76

6.         PURCHASES AND REDEMPTIONS OF SHARES........................................         78
           General Purchase Information...............................................         78
           Purchase Procedures........................................................         79
           General Redemption Information.............................................         80
           Redemption Procedures......................................................         81
           Exchanges..................................................................         82
           Shareholder Services.......................................................         83

7.         DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS...................................         84
           Dividends..................................................................         84
           Tax Matters................................................................         85

8.         OTHER INFORMATION..........................................................         87
           Banking Law Matters........................................................         87
           Determination of Net Asset Value...........................................         87
           Performance Information....................................................         88
           The Trust and Its Shares...................................................         89
           Core and Gateway Structure.................................................         90
           APPENDIX A.................................................................        A-1
           Investments, Investment Strategies and Risk Considerations

1. SUMMARY

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

WHO SHOULD INVEST

I Shares are offered to fiduciary, agency and custodial clients of bank trust departments, trust companies and their affiliates. Institutional Shares and the single class of shares offered by each of Cash Investment Fund, U.S. Government Fund and Treasury Fund and are designed primarily for institutional clients. Investor Shares are designed for retail investors and incur more expenses than Institutional Shares. While no single Fund is intended to provide a complete or balanced investment program, each can serve as a component of an investor's investment program.

THE FUNDS

Shares of thirty-two Funds are offered by this Prospectus: (1) five MONEY MARKET FUNDS - shares of Cash Investment Fund, Investor Shares of Ready Cash Investment Fund, Shares of U.S. Government Fund, and Treasury Fund and Institutional and Investor Shares of Municipal Money Market Fund; (2) I Shares of six FIXED INCOME FUNDS - Stable Income Fund, Limited Term Government Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Income Fund and Total Return Bond Fund; (3) I Shares of five TAX-FREE FIXED INCOME FUNDS - Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund; (4) I Shares of four BALANCED FUNDS - Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund and Aggressive Balanced-Equity Fund; and (5) I Shares of twelve EQUITY FUNDS - Index Fund, Income Equity Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund, Diversified Small Cap Fund, Small Cap Opportunities Fund, Contrarian Stock Fund and International Fund. Only the Shares indicated are offered by this Prospectus. Other classes of shares of a Fund that currently offers other classes of shares are offered by separate prospectuses that may be obtained by contacting the Trust. Shares of each class of each Fund have identical interests in the investment portfolio of the Fund and, with certain exceptions, have the same rights. (See "Other Information - The Trust and Its Shares.")

MONEY MARKET FUNDS

Each of the MONEY MARKET FUNDS (except Municipal Money Market Fund) seeks to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. MUNICIPAL MONEY MARKET FUND seeks to provide high current income which is exempt from federal income tax to the extent consistent with the preservation of capital and the maintenance of liquidity. CASH INVESTMENT FUND and READY CASH INVESTMENT FUND each pursue their investment objectives by investing in a broad spectrum of high quality money market instruments of United States and foreign issuers. U.S. GOVERNMENT FUND pursues its investment objective by investing primarily in securities that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. TREASURY FUND pursues its investment objective by investing solely in obligations that are issued or guaranteed by the United States Treasury. MUNICIPAL MONEY MARKET FUND pursues its investment objective by investing primarily in tax-exempt municipal securities.

FIXED INCOME FUNDS

STABLE INCOME FUND seeks to maintain safety of principal and provide low volatility total return by investing primarily in investment grade short-term obligations. LIMITED TERM GOVERNMENT INCOME FUND seeks to provide income and safety of principal by investing primarily in U.S. Government Securities. INTERMEDIATE GOVERNMENT INCOME FUND seeks to provide income and safety of principal by investing primarily in U.S. Government Securities. The Fund seeks to moderate its volatility by using a conservative approach in

                                                                               3
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structuring the maturities of its investment portfolio. DIVERSIFIED BOND FUND seeks to provide total return by diversifying its investments among different fixed-income investment styles. INCOME FUND seeks to provide total return consistent with current income. This objective is pursued by investing in a portfolio of fixed income securities issued by domestic and foreign issuers. TOTAL RETURN BOND FUND seeks total return. This objective is pursued by investing in a broad range of fixed income instruments in order to create a strategically diversified portfolio of high-quality fixed income investments.

TAX-FREE FIXED INCOME FUNDS

LIMITED TERM TAX-FREE FUND seeks to provide current income exempt from federal income taxes. The Fund pursues this objective by investing primarily in a portfolio of investment grade fixed income securities the interest on which is free from federal income tax, and maintains an average dollar weighted portfolio maturity of between 1 and 5 years. TAX-FREE INCOME FUND seeks to provide current income exempt from federal income taxes. The Fund pursues this objective by investing primarily in a portfolio of investment grade fixed income securities the interest on which is free from federal income tax. COLORADO TAX-FREE FUND seeks to provide a high level of current income exempt from both federal and Colorado state income taxes (including the alternative minimum tax) consistent with preservation of capital. This objective is pursued by investing primarily in a portfolio of investment grade municipal securities of Colorado issuers. MINNESOTA INTERMEDIATE TAX-FREE FUND seeks to provide a high level of current income exempt from both federal and Minnesota state income taxes (including the alternative minimum tax) without assuming undue risk. This objective is pursued by investing primarily in a portfolio of intermediate investment grade municipal securities of Minnesota issuers. MINNESOTA TAX-FREE FUND seeks to provide a high level of current income exempt from both federal and Minnesota state income taxes (including the alternative minimum tax) without assuming undue risk. This objective is pursued by investing primarily in a portfolio of investment grade municipal securities of Minnesota issuers.

BALANCED FUNDS

STRATEGIC INCOME FUND seeks a combination of current income and capital appreciation by diversifying investment of the Fund's assets among stocks, bonds and other fixed income instruments through investment in several equity and fixed income investment styles. Of the Balanced Funds, Strategic Income Fund most emphasizes safety of principal through limited exposure to equity securities. MODERATE BALANCED FUND seeks a combination of current income and capital appreciation by diversifying investment of the Fund's assets among stocks, bonds and other fixed income investments through investment in several equity and fixed income investment styles. GROWTH BALANCED FUND seeks a combination of current income and capital appreciation by diversifying investment of the Fund's assets between stocks and bonds through investment in several equity and fixed income investment styles. AGGRESSIVE BALANCED-EQUITY FUND seeks to provide a combination of current income and capital appreciation by diversifying investment of the Fund's assets between stocks and bonds. The Fund has the largest equity component of the Balanced Funds and may be considered a non-traditional balanced fund because it may at times invest less than 25% of its assets in debt securities.

EQUITY FUNDS

INDEX FUND seeks to duplicate the return of the Standard & Poor's 500 Composite Stock Price Index. INCOME EQUITY FUND seeks to provide long-term capital appreciation consistent with above-average dividend income. VALUGROWTH STOCK FUND seeks to provide long-term capital appreciation. The Fund invests primarily in medium and large capitalization companies that, in the view of the Fund's investment adviser, possess above average growth prospects and appear to be undervalued. DIVERSIFIED EQUITY FUND seeks long-term capital appreciation while moderating annual return volatility by diversifying its investments among five different equity investment styles. GROWTH EQUITY FUND seeks a high level of long-term capital appreciation while moderating annual return volatility by diversifying its investments among three different equity investment styles. Growth Equity Fund assumes a higher level of risk than Diversified Equity Fund in order

4
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to seek increased returns. LARGE COMPANY GROWTH FUND seeks long-term capital appreciation by investing in large, high-quality domestic companies that the investment adviser believes have superior growth potential. DIVERSIFIED SMALL CAP FUND seeks to provide long-term capital appreciation while moderating annual return volatility by diversifying its investments across different small capitalization equity investment styles. SMALL COMPANY STOCK FUND seeks long-term capital appreciation. This objective is pursued by investing primarily in the common stock of small and medium size domestic companies that have a market capitalization well below that of the average company in the Standard & Poor's 500 Composite Stock Price Index. SMALL COMPANY GROWTH FUND seeks to provide long-term capital appreciation by investing in smaller domestic companies. This objective is pursued by investing primarily in the common stock of small and medium size domestic companies that are either growing rapidly or completing a period of significant change. THIS FUND CURRENTLY IS NOT OPEN TO NEW INVESTORS. SMALL CAP OPPORTUNITIES FUND seeks capital appreciation. Current income will be incidental to the objective of capital appreciation. CONTRARIAN STOCK FUND seeks capital appreciation. This objective is pursued by investing primarily in common stocks for which the Fund's investment adviser believes there is significant potential for price appreciation. INTERNATIONAL FUND seeks long-term capital appreciation. This objective is pursued by investing, directly or indirectly, in high quality companies based outside the United States.

FUND STRUCTURES

READY CASH INVESTMENT FUND, STABLE INCOME FUND, TOTAL RETURN BOND FUND, INDEX FUND, INCOME EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY STOCK FUND, SMALL COMPANY GROWTH FUND and SMALL CAP OPPORTUNITIES FUND each seek to achieve its investment objective by investing all of its investable assets in a separate portfolio (each a "Core Portfolio") of a registered, open-end, management investment company (each a "Core Trust") that has the same investment objective and substantially similar investment policies. Accordingly, the investment experience of each of these Funds will correspond directly with the investment experience of its corresponding Core Portfolio. (See "Other Information - Core and Gateway Structure.") The Funds and the Core Portfolios in which they invest.

FUND                                CORE PORTFOLIO
----------------------------------  ------------------------------------------------
Ready Cash Investment Fund          Prime Money Market Portfolio
Stable Income Fund                  Stable Income Portfolio
Total Return Bond Fund              Total Return Bond Portfolio
                                      (until January 9, 1998)
                                    Strategic Value Bond Portfolio
                                      (after January 9, 1998)
Index Fund                          Index Portfolio
Income Equity Fund                  Income Equity Portfolio
Large Company Growth Fund           Large Company Growth Portfolio
Small Company Stock Fund            Small Company Stock Portfolio
Small Company Growth Fund           Small Company Growth Portfolio
Small Cap Opportunities Fund        Schroder U.S. Smaller Companies Portfolio

CASH INVESTMENT FUND, DIVERSIFIED BOND FUND, STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, AGGRESSIVE BALANCED-EQUITY FUND, DIVERSIFIED EQUITY FUND, DIVERSIFIED SMALL CAP FUND, GROWTH EQUITY FUND and INTERNATIONAL FUND each seeks to achieve its investment objective by investing some or all of its investable assets in various portfolios (each a "Core Portfolio") of other, open-end, management investment companies (each a "Core Trust"). Each Core Portfolio invests using a different investment style. (See "Other Information - Core and Gateway Structure.") The Funds and the Core Portfolios in which they currently invest are:

FUND                                       CORE PORTFOLIOS
-----------------------------------------  ------------------------------------------------
Cash Investment Fund                       Money Market Portfolio
                                           Prime Money Market Portfolio
Diversified Bond Fund                      Positive Return Bond Portfolio
                                           Strategic Value Bond Portfolio
                                           Managed Fixed Income Portfolio
Strategic Income Fund                      Money Market Portfolio
                                           Stable Income Portfolio
                                           Positive Return Bond Portfolio
                                           Strategic Value Bond Portfolio
                                           Managed Fixed Income Portfolio
                                           Each of the ten Core Portfolios in which
                                           Diversified Equity Fund invests
Moderate Balanced Fund                     Stable Income Portfolio
                                           Positive Return Bond Portfolio
                                           Strategic Value Bond Portfolio
                                           Managed Fixed Income Portfolio
                                           Each of the ten Core Portfolios in which
                                           Diversified Equity Fund invests
Growth Balanced Fund                       Positive Return Bond Portfolio
                                           Strategic Value Bond Portfolio
                                           Managed Fixed Income Portfolio
                                           Each of the ten Core Portfolios in which
                                           Diversified Equity Fund Invests
Aggressive Balanced-Equity Fund            Positive Return Bond Portfolio
                                           Strategic Value Bond Portfolio
                                           Managed Fixed Income Portfolio
                                           Each of the ten Core Portfolios in which
                                           Diversified Equity Fund Invests
Diversified Equity Fund                    Index Portfolio
                                           Income Equity Portfolio
                                           Large Company Growth Portfolio
                                           Disciplined Growth Portfolio
                                           Small Company Stock Portfolio
                                           Small Company Growth Portfolio
                                           Small Company Value Portfolio
                                           Small Cap Value Portfolio
                                           International Portfolio
                                           Schroder EM Core Portfolio
Diversified Small Cap Fund                 Small Cap Index Portfolio
                                           Small Company Stock Portfolio
                                           Small Company Growth Portfolio
                                           Small Company Value Portfolio
                                           Small Cap Value Portfolio

6
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
FUND                                       CORE PORTFOLIOS
-----------------------------------------  ------------------------------------------------
Growth Equity Fund                         Large Company Growth Portfolio
                                           Small Company Stock Portfolio
                                           Small Company Growth Portfolio
                                           Small Company Value Portfolio
                                           Small Cap Value Portfolio
                                           International Portfolio
                                           Schroder EM Core Portfolio
International Fund                         International Portfolio
                                           Schroder EM Core Portfolio

The percentage of each of these Fund's (except Cash Investment Fund's) assets invested in each Core Portfolio may be changed at any time in response to market or other conditions. Allocations are made within specified ranges as described under "Investment Objectives and Policies" for each Fund. Upon approval by the Board of Trustees of the Trust and notification of shareholders, each Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities.

U.S. GOVERNMENT FUND, TREASURY FUND, MUNICIPAL MONEY MARKET FUND, LIMITED TERM GOVERNMENT INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, INCOME FUND, LIMITED TERM TAX-FREE FUND, TAX-FREE INCOME FUND, COLORADO TAX-FREE FUND, MINNESOTA INTERMEDIATE TAX-FREE FUND, MINNESOTA TAX-FREE FUND, VALUGROWTH STOCK FUND and CONTRARIAN STOCK FUND each seeks to achieve its investment objective by investing directly in portfolio securities.

MANAGEMENT OF THE FUNDS

ADVISORY SERVICES

NORWEST INVESTMENT MANAGEMENT, INC. ("Norwest"), a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"), is each Fund's and each Core Portfolio's (other than Schroder U.S. Smaller Companies Portfolio, International Portfolio and Schroder EM Core Portfolio) investment adviser. Norwest provides investment advice to various institutions, pension plans and other accounts and, as of June 30, 1997 managed over $22 billion in assets. (See "Management of the Funds - Investment Advisory Services.") Norwest Bank serves as transfer agent, dividend disbursing agent and custodian of the Trust, serves as the custodian of each Core Portfolio (other than Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio) and provides administrative services to Small Cap Opportunities Fund and International Fund. (See "Management of the Funds - Shareholder Servicing and Custody" and "- Management, Administration and Distribution Services.")

Each Fund that invests in one or more Core Portfolios incurs investment advisory fees indirectly through the investment advisory fees paid by the Core Portfolios; Norwest is paid an investment advisory fee directly by the other Funds. In addition, Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Diversified Small Cap Fund and International Fund each pay Norwest an asset allocation fee for Norwest's services with respect to the allocation of the Fund's assets to and among the various Core Portfolios ("Asset Allocation Services"). Cash Investment Fund does not vary the percentages of its assets invested in the Core Portfolios in which it invests and, accordingly, pays no asset allocation Fee.

CRESTONE CAPITAL MANAGEMENT, INC. ("Crestone"), an investment advisory subsidiary of Norwest Bank, is the investment subadviser of Small Company Stock Portfolio. Crestone provides investment advice regarding companies with small capitalization to various clients, including institutional investors.

GALLIARD CAPITAL MANAGEMENT, INC. ("Galliard"), an investment advisory subsidiary of Norwest Bank, is the investment subadviser of Stable Income Portfolio, Strategic Value Bond Portfolio and Managed Fixed Income Portfolio. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities.

PEREGRINE CAPITAL MANAGEMENT, INC. ("Peregrine"), an investment advisory subsidiary of Norwest Bank, is the investment subadviser of Positive Return Bond Portfolio, Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings-investment plans and 401(k) plans.

SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. ("Schroder") is the investment adviser of Schroder U.S. Smaller Companies Portfolio, International Portfolio and Schroder EM Core Portfolio. Schroder specializes in providing international investment advice to various clients.

SMITH ASSET MANAGEMENT GROUP, L.P. ("Smith Group") is the investment subadviser of Disciplined Growth Portfolio and Small Cap Value Portfolio. Smith Group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a discplined equity style.

UNITED CAPITAL MANAGEMENT ("UCM"), a part of Norwest Bank Colorado, N.A., is the investment subadviser of Total Return Bond Portfolio and Contrarian Stock Fund. UCM provides specialized investment advisory services to various institutional pension accounts.

Norwest, UCM, Galliard, Crestone, Peregrine, Schroder and Smith (or Norwest and a particular investment subadviser) are sometimes referred to collectively as the "Advisers." The various investment subadvisers are sometimes referred to as the "Subadvisers."

FUND MANAGEMENT AND ADMINISTRATION

The business of the Trust is managed under the direction of the Board of Trustees (the "Board"). The manager of the Trust and distributor of its shares is Forum Financial Services, Inc. ("Forum"), a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Forum Administrative Services, LLC ("FAS") provides administrative services for the Funds and also serves as administrator of each Core Portfolio, except Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio, for which Forum serves as subadministrator. Schroder Fund Advisors Inc. serves as the administrator of Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio. (See "Management - Management, Administration and Distribution Services.")

PURCHASE AND REDEMPTION OF SHARES

Shares may be purchased or redeemed without a sales or other charge. The minimum initial investment for Institutional Shares and the shares of Cash Investment Fund, U.S. Government Fund and Treasury Fund is $100,000. There is no minimum subsequent investment for those Shares. The minimum initial investment for Investor Shares and I Shares is $1,000. The minimum subsequent investment for Investor Shares and I Shares is $100. (See "Purchases and Redemptions of Shares.")

EXCHANGES

Holders of Institutional Shares, I Shares and Shares of Cash Investment Fund, U.S. Government Fund and Treasury Fund may exchange their Shares among those Funds and those classes. Holders of Investor Shares of a Fund may exchange their Shares for Investor Shares of the other Fund and A class shares of certain other Funds of the Trust. ("See Purchases and Redemptions of Shares - Exchanges.")

DIVIDENDS AND DISTRIBUTIONS

Dividends of net investment income are declared and paid as follows:

Declared daily and paid         Each Money Market Fund, Limited Term Government In-
monthly:                        come Fund, Income Fund, Total Return Bond Fund and
                                each Tax-Exempt Fixed Income Fund.

Declared and paid monthly:      Stable Income Fund, Intermediate Government Income
                                Fund and Diversified Bond Fund.

Declared and paid quarterly:    Income Equity Fund, ValuGrowth Stock Fund, Small
                                Company Stock Fund and Contrarian Stock Fund.

Declared and paid annually:     Strategic Income Fund, Moderate Balanced Fund,
                                Growth Balanced Fund, Aggressive Balanced-Equity
                                Fund, Index Fund, Diversified Equity Fund, Growth
                                Equity Fund, Large Company Growth Fund, Small
                                Company Growth Fund, Diversified Small Cap Fund,
                                Small Cap Opportunities Fund and International Fund.

Each Fund's net capital gain, if any, is distributed at least annually. (See "Dividends and Tax Matters.")

CERTAIN RISK FACTORS

There can be no assurance that any Fund will achieve its investment objective, and each Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in a Fund may be worth more or less than its original value. All of the equity funds invest primarily in equity securities and are subject to the general risks of investing in the stock market.

An investment in any Fund involves certain risks, depending on the types of investments made and the types of investment techniques employed. All investments made by the Funds entail some risk. There can be no assurance that any MONEY MARKET FUND or Core Portfolio in which they invest will maintain a stable net asset value of $1.00 per share and the amount of income earned by each Money Market Fund will tend to vary with changes in prevailing interest rates. Certain investments and investment techniques, however, entail additional risks, such as the potential use of leverage by certain Funds through borrowings, securities lending, investments in foreign issuers and other investment techniques. (See "Appendix A - Investments, Investment Strategies and Risk Considerations.") The portfolio turnover rate for certain Funds may from time to time be high, resulting in increased brokerage costs or short-term capital gains or losses. (See "Additional Investment Policies and Risk Considerations - Common Policies of the Funds - Portfolio Transactions.")

Normally, the values of the FIXED INCOME FUNDS' and the TAX-EXEMPT FIXED INCOME FUNDS' investments vary inversely with changes in interest rates. The securities in which the Fixed Income Funds and Tax-Exempt Fixed Income Funds invest are subject to "credit risk" relating to the financial condition of the issuers of the securities. Each Fund (other than Diversified Bond Fund, Income Fund, Total Return Bond Fund, Minnesota Intermediate Tax-Free Fund, Minnesota Tax-Free Fund, and Strategic Value Bond Portfolio), however, invests primarily in investment grade securities (those rated in the top four grades by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's). DIVERSIFIED BOND FUND, INCOME FUND, TOTAL RETURN BOND FUND (after January 9,
1998), MINNESOTA INTERMEDIATE TAX-FREE FUND and MINNESOTA TAX-FREE FUND (and any Fund that invests in Strategic Value Bond Portfolio) may invest in non-investment grade securities, which may entail additional risks. (See "Investment Objectives and Policies - Fixed Income Funds - Income Fund - Non-Investment Grade Securities". In addition, with respect to the Fixed Income Funds, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal repayments on certain mortgage- and asset-backed securities held by a Fund. The Fixed Income Funds' use of these securities entails certain risks. (See "Appendix A-- Investments, Investment Strategies and Risk Considerations - Mortgage-Backed Securities" and " - Asset-Backed Securities.")

Each of COLORADO TAX-FREE FUND, MINNESOTA INTERMEDIATE TAX-FREE FUND and MINNESOTA TAX-FREE FUND invests principally in securities issued by the government of and municipalities in the State of Colorado or

Minnesota, respectively, and is therefore more susceptible to factors adversely affecting issuers of those states than would be a more geographically diverse municipal securities portfolio. Each of these Funds is non-diversified, which means that they have greater latitude than a diversified Fund to invest in fewer issuers and to invest more of their assets in any one issuer. Non-diversified funds may present greater risks than diversified funds. (See "Investment Objectives and Policies - Tax-Free Fixed Income Funds - Investment Considerations and Risk Factors.")

The policy of investing in securities of smaller companies employed by SMALL COMPANY STOCK FUND, SMALL COMPANY GROWTH FUND, DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND and by STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, AGGRESSIVE BALANCED-EQUITY FUND, DIVERSIFIED EQUITY FUND and GROWTH EQUITY FUND, which invest a portion of their assets in these securities, entails certain risks in addition to those normally associated with investments in equity securities. These risks include lower trading volumes and, therefore, the potential for greater stock price volatility. For a description of investment considerations and risks involved in investing in small company securities, see "Investment Objectives and Policies - Equity Funds - Small Company Investment Considerations and Risk Factors.") SMALL COMPANY STOCK FUND, SMALL COMPANY GROWTH FUND, DIVERSIFIED SMALL CAP FUND and SMALL CAP OPPORTUNITIES FUND are designed for the investment of that portion of an investor's funds that can appropriately bear the special risks associated with an investment in smaller market capitalization companies.

The policy of investing in foreign issuers employed by INTERNATIONAL FUND and by STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, AGGRESSIVE BALANCED-EQUITY FUND, DIVERSIFIED EQUITY FUND and GROWTH EQUITY FUND, which invest a portion of their assets in these securities, entails certain risks in addition to those normally associated with investments in equity securities. These risks include the risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors' assets. (See "Investment Objectives and Policies - Equity Funds - International Fund - Foreign Investment Considerations and Risk Factors.") INTERNATIONAL FUND is designed for the investment of that portion of an investor's funds that can appropriately bear the special risks associated with an investment in foreign companies.

By pooling their assets in one or more Core Portfolios with other institutional investors, CASH INVESTMENT FUND, READY CASH INVESTMENT FUND, STABLE INCOME FUND, DIVERSIFIED BOND FUND, TOTAL RETURN BOND FUND, STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND, AGGRESSIVE BALANCED-EQUITY FUND, INDEX FUND, INCOME EQUITY FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY STOCK FUND, SMALL COMPANY STOCK FUND, DIVERSIFIED SMALL CAP FUND, SMALL CAP OPPORTUNITIES FUND and INTERNATIONAL FUND each may be able to achieve certain efficiencies and economies of scale that they could not achieve by investing directly in securities. Nonetheless, these investments could have adverse effects on the Funds which investors should consider. (See "Other Information - Core and Gateway Structure - Certain Risks of Investing in Core Portfolios.") Investment decisions are made by the portfolio managers of each Core Portfolio independently. Therefore the portfolio manager of one Core Portfolio in which a Fund invests may purchase shares of the same issuer whose shares are being sold by the portfolio manager of another Core Portfolio in which the Fund invests. This could result in an indirect expense to the Fund without accomplishing any investment purpose. (See "Other Information - Core and Gateway Structure.")

EXPENSES OF INVESTING IN THE FUNDS

The purpose of the following table is to assist investors in understanding the expenses that an investor in Shares of a Fund will bear directly or indirectly. There are no transaction charges in connection with purchases, redemptions or exchanges of the Shares. No Fund has adopted a Rule 12b-1 plan with respect to the Shares and, accordingly, no Fund incurs distribution expenses with respect to the Shares.

ANNUAL FUND OPERATING EXPENSES(1)

(as a percentage of average daily net assets after applicable fee waivers and expense reimbursements)

                                                  The Fund                 Core Portfolio(s)
                                         ---------------------------  ---------------------------
                                          Investment                   Investment                      Total
                                           Advisory        Other        Advisory        Other        Operating
                                            Fees(2)       Expenses       Fees(2)       Expenses      Expenses
                                         -------------  ------------  -------------  ------------  -------------
MONEY MARKET FUNDS
   Cash Investment Fund                         N/A           0.22%         0.22%          0.04%         0.48%(3)
   Ready Cash Investment Fund
     (Investor Shares)                          N/A           0.41%         0.34%          0.07%         0.82%(3)
   U.S. Government Fund                        0.14%          0.36%          N/A            N/A          0.50%
   Treasury Fund                               0.16%          0.30%          N/A            N/A          0.46%
   Municipal Money Market Fund
     Institutional Shares                      0.34%          0.11%          N/A            N/A          0.45%
     Investor Shares                           0.34%          0.31%          N/A            N/A          0.65%

FIXED INCOME FUNDS (I SHARES)
   Stable Income Fund                           N/A           0.28%         0.30%          0.07%         0.65%
   Limited Term Government Income Fund         0.33%          0.35%          N/A            N/A          0.68%
   Intermediate Government Income Fund         0.33%          0.35%          N/A            N/A          0.68%
   Diversified Bond Fund                       0.00%          0.27%         0.38%          0.05%         0.70%(3)
   Income Fund                                 0.50%          0.25%          N/A            N/A          0.75%
   Total Return Bond Fund                       N/A           0.20%         0.50%          0.05%         0.75%(3)

TAX-FREE FIXED INCOME FUNDS (I SHARES)
   Limited Term Tax-Free Fund                  0.36%          0.29%          N/A            N/A          0.65%
   Tax-Free Income Fund                        0.44%          0.16%          N/A            N/A          0.60%
   Colorado Tax-Free Fund                      0.36%          0.24%          N/A            N/A          0.60%
   Minnesota Intermediate Tax-Free Fund        0.30%          0.30%          N/A            N/A          0.60%
   Minnesota Tax-Free Fund                     0.33%          0.27%          N/A            N/A          0.60%

BALANCED FUNDS (I SHARES)
   Strategic Income Fund                       0.10%          0.28%         0.36%          0.06%         0.80%(3)
   Moderate Balanced Fund                      0.14%          0.27%         0.41%          0.06%         0.88%(3)
   Growth Balanced Fund                        0.14%          0.27%         0.46%          0.06%         0.93%(3)
   Aggressive Balanced-Equity Fund             0.18%          0.28%         0.48%          0.06%         1.00%

                                                  The Fund                 Core Portfolio(s)
                                         ---------------------------  ---------------------------
                                          Investment                   Investment                      Total
                                           Advisory        Other        Advisory        Other        Operating
EQUITY FUNDS (I SHARES)                     Fees(2)       Expenses       Fees(2)       Expenses      Expenses
                                         -------------  ------------  -------------  ------------  -------------
   Index Fund                                   N/A           0.07%         0.15%          0.03%         0.25%
   Income Equity Fund                           N/A           0.31%         0.50%          0.04%         0.85%
   ValuGrowth Stock Fund                       0.80%          0.20%          N/A            N/A          1.00%
   Diversified Equity Fund                     0.17%          0.27%         0.50%          0.06%         1.00%(3)
   Growth Equity Fund                          0.22%          0.24%         0.69%          0.10%         1.25%(3)
   Large Company Growth Fund                    N/A           0.33%         0.65%          0.02%         1.00%
   Small Company Stock Fund                     N/A           0.26%         0.90%          0.04%         1.20%(3)
   Small Company Growth Fund                    N/A           0.31%         0.90%          0.04%         1.25%
   Diversified Small Cap Fund                  0.25%          0.25%         0.65%          0.05%         1.20%
   Small Cap Opportunities Fund                0.25%          0.21%         0.60%          0.19%         1.25%
   Contrarian Stock Fund                       0.39%          0.81%          N/A            N/A          1.20%
   International Fund                          0.38%          0.39%         0.48%          0.25%         1.50%

(1) For a further description of the various expenses associated with investing in the Funds, see "Management." Expenses associated with other classes of a Fund differ from those listed in the table. The table is based on expenses incurred during the Funds' most recent fiscal year ended May 31, 1997, restated to reflect current fees; the expenses and any waivers and reimbursements for Limited Term Government Income Fund, Minnesota Intermediate Tax-Free Fund, Aggressive Balanced-Equity Fund and Diversified Small Cap Fund are based on estimated expenses for those Funds' first fiscal year of operations ending May 31, 1998. To the extent a Fund invests all or a portion of its assets in various Core Portfolio(s) (each of which bears expenses as noted under "Core Portfolios - Investment Advisory Fees" and "Core Portfolio(s) - Other Expenses"), the Fund indirectly bears its pro rata portion of the expenses of each Core Portfolio in which it invests.

(2) For Diversified Bond Fund, each of the four Balanced Funds, Diversified Equity Fund, Growth Equity Fund, Diversified Small Cap Fund and International Fund, "Investment Advisory Fees" reflects the Asset Allocation Fee. In addition, for Small Cap Opportunities Fund and International Fund, "Investment Advisory Fees" reflects the administrative services fee payable to Norwest. For all Funds that invest in a Core Portfolio, "Core Portfolio(s) - Investment Advisory Fees" reflects the investment advisory fees incurred by the Core Portfolio(s) in which the Fund invests. Absent waivers, "Investment Advisory Fees" for Municipal Money Market Fund - Institutional Shares, Municipal Money Market Fund - Investor Shares, Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund, Minnesota Tax-Free Fund and Contrarian Stock Fund would be 0.35%, 0.35%, 0.50%, 0.50%, 0.50%, 0.50%, 0.50% and 0.80%, and
    for Diversified Bond Fund, each of the four Balanced Funds, Diversified Equity Fund, Growth Equity Fund and Diversified Small Cap Fund would be 0.25%. The investment advisory fees set forth under "Core Portfolio(s) - Investment Advisory Fees" paid by Diversified Bond Fund, each of the four Balanced Funds, Diversified Equity Fund, Growth Equity Fund and Diversified Small Cap Fund will vary based on the percentage of the Fund's assets invested in each Core Portfolio.

(3) Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain Cash Investment Fund's total combined operating expenses through May 31, 1999 at 0.48%. Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain Ready Cash Investment Fund's, Total Return Bond Fund's and Small Company Stock Fund's total operating expenses through May 31, 1998 at or below the following amounts: Ready Cash Investment Fund, 0.82%; Total Return Bond Fund, 0.75% and Small Company Stock Fund, 1.20%.

    Norwest and Forum have agreed to waive their respective fees through May 31, 1999 in order to ensure that the fees borne by each of Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund for investment advisory, administrative and management services would not exceed, in the aggregate, 0.45%, 0.55%, 0.63%, 0.68%, 0.75% and 1.00%, respectively.

(4) Absent expense reimbursements and fee waivers the expenses of Cash Investment Fund, Ready Cash Investment Fund, U.S. Government Fund, Treasury Fund, Municipal Money Market Fund - Institutional Shares, Municipal Money Market Fund - Investor Shares, Stable Income Fund, Limited Term Government Income Fund, Intermediate Government Income Fund, Diversified Bond Fund, Income Fund, Total Return Bond Fund, Limited Term Tax-Free Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund, Minnesota Tax-Free Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Index Fund, Income Equity Fund, ValuGrowth Stock Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund, Diversified Small Cap Fund, Small Cap Opportunities Fund, Contrarian Stock Fund and International Fund would be: "Other Expenses," 0.26%, 0.42%, 0.38%, 0.39%, 0.25%, 0.53%, 0.36%, 0.52%, 0.39%, 0.34%, 0.43%,
    0.35%, 0.55%, 0.43%, 0.52%, 0.42%, 0.55%, 0.34%, 0.32%, 0.32%, 0.80%, 0.32%,
    0.32%, 0.42%, 0.27%, 0.24%, 0.34%, 0.35%, 0.32%, 0.80%, 0.64%, 1.07% and
    0.64%, respectively; and "Total Operating Expenses," 0.57%, 0.83%, 0.52%, 0.55%, 0.59%, 0.87%, 0.78%, 0.85%, 0.72%, 1.08%, 0.93%, 0.95%, 1.05%, 0.93%,
    1.02%, 0.92%, 1.05%, 1.07%, 1.10%, 1.14%, 1.64%, 0.55%, 0.90%, 1.22%, 1.18%,
    1.40%, 1.06%, 1.35%, 1.30%, 2.79%, 1.44%, 1.87% and 1.63%, respectively.
    Absent expense reimbursements and fee waivers, "Core Portfolio(s) - Other Expenses" of Cash Investment Fund, Ready Cash Investment Fund, Stable Income Fund, Diversified Bond Fund, Total Return Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Index Fund, Income Equity Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund, Diversified Small Cap Fund, Small Cap Opportunities Fund and International Fund would be 0.07%, 0.07%, 0.12%, 0.10%, 0.09%, 0.10%, 0.10%,
    0.10%, 0.38%, 0.08%, 0.07%, 0.07%, 0.10%, 0.07%, 0.10%, 0.08%, 1.10%, 0.19%,
    and 0.26%, respectively. Except as otherwise noted, expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time.

EXAMPLE

The following is a hypothetical example that indicates the dollar amount of expenses that an investor would pay, assuming a $1,000 investment in a Fund's Shares, the expenses listed in the "Annual Fund Operating Expenses" table, a 5% annual return and reinvestment of all dividends and distributions. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED. The 5% annual return is not predictive of and does not represent the Funds' projected returns; rather, it is required by government regulation.

                                                            1 Year        3 Years        5 Years       10 Years
                                                          -----------  -------------  -------------  -------------
MONEY MARKET FUNDS
  Cash Investment Fund                                             5            15             27             60
  Ready Cash Investment Fund (Investor Shares)                     8            26             46            101
  U.S. Government Fund                                             5            16             28             63
  Treasury Fund                                                    5            15             26             58
  Municipal Money Market Fund
    Institutional Shares                                           5            14             25             57
    Investor Shares                                                7            21             36             81

                                                            1 Year        3 Years        5 Years       10 Years
                                                          -----------  -------------  -------------  -------------
FIXED INCOME FUNDS (I SHARES)
  Stable Income Fund                                               7            21             36             81
  Limited Term Government Income Fund                              7            22             38             85
  Intermediate Government Income Fund                              7            22             38             85
  Diversified Bond Fund                                            7            22             39             87
  Income Fund                                                      8            24             42             93
  Total Return Bond Fund                                           8            24             42             93
TAX-FREE FIXED INCOME FUNDS (I SHARES)
  Limited Term Tax-Free Fund                                       7            21             36             81
  Tax-Free Income Fund                                             6            19             33             75
  Colorado Tax-Free Fund                                           6            19             33             75
  Minnesota Intermediate Tax-Free Fund                             6            19             33             75
  Minnesota Tax-Free Fund                                          6            19             33             75
BALANCED FUNDS (I SHARES)
  Strategic Income Fund                                            8            26             44             99
  Moderate Balanced Fund                                           9            28             49            108
  Growth Balanced Fund                                             9            30             51            114
  Aggressive Balanced-Equity Fund                                 10            32             55            122
EQUITY FUNDS (I SHARES)
  Index Fund                                                       3             8             14             32
  Income Equity Fund                                               9            27             47            105
  ValuGrowth Stock Fund                                           10            32             55            122
  Diversified Equity Fund                                         10            32             55            122
  Growth Equity Fund                                              13            40             69            151
  Large Company Growth Fund                                       10            32             55            122
  Small Company Stock Fund                                        12            38             66            145
  Small Company Growth Fund                                       13            40             69            151
  Diversified Small Cap Fund                                      12            38             66            145
  Small Cap Opportunities Fund                                    13            40             69            151
  Contrarian Stock Fund                                           12            38             66            145
  International Fund                                              15            47             82            179

                 [This page has been intentionally left blank.]

2.  FINANCIAL HIGHLIGHTS

The following tables provide financial highlights for the Funds. This information represents selected data for a single outstanding Share of each Fund for the period shown. As of October 1, 1997, Limited Term Government Income Fund, Minnesota Intermediate Tax-Free Fund, Aggressive Balanced-Equity Fund and Diversified Small Cap Fund had not commenced operations. Information for the periods ended May 31, 1994, and thereafter, was audited by KPMG Peat Marwick LLP, independent auditors. Information for prior periods was audited by other independent auditors. Each

                                     Beginning                 Net Realized    Dividends    Distributions
                                     Net Asset      Net       and Unrealized    from Net      from Net
                                     Value Per   Investment   Gain (Loss) on   Investment    Investment       Capital
 MONEY MARKET FUNDS                    Share       Income      Investments       Income        Income       Contribution
                                     ---------   ----------   --------------   ----------   -------------   ------------
 CASH INVESTMENT FUND
------------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to May 31, 1997          $1.00       $0.051             --        $(0.051)           --             --
 June 1, 1995 to May 31, 1996           1.00        0.054             --         (0.054)           --             --
 June 1, 1994 to May 31, 1995           1.00        0.049             --         (0.049)           --             --
 June 1, 1993 to May 31, 1994           1.00        0.031             --         (0.031)           --             --
 June 1, 1992 to May 31, 1993           1.00        0.033             --         (0.033)           --             --
 December 1, 1991 to May 31, 1992       1.00        0.021             --         (0.021)           --             --
 December 1, 1990 to November 30,
   1991                                 1.00        0.061             --         (0.061)           --             --
 December 1, 1989 to November 30,
   1990                                 1.00        0.079             --         (0.079)           --             --
 December 1, 1988 to November 30,
   1989                                 1.00        0.088             --         (0.088)           --             --
 December 1, 1987 to November 30,
   1988                                 1.00        0.071             --         (0.071)           --             --
 October 14, 1987 to November 30,
   1987                                 1.00        0.009             --         (0.009)           --             --
 READY CASH INVESTMENT FUND -
   INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to May 31, 1997           1.00        0.047             --         (0.047)           --             --
 June 1, 1995 to May 31, 1996           1.00        0.051             --         (0.051)           --             --
 June 1, 1994 to May 31, 1995           1.00        0.045             --         (0.045)           --             --
 June 1, 1993 to May 31, 1994           1.00        0.027             --         (0.027)           --             --
 June 1, 1992 to May 31, 1993           1.00        0.030             --         (0.030)           --             --
 December 1, 1991 to May 31, 1992       1.00        0.020             --         (0.020)           --             --
 December 1, 1990 to November 30,
   1991                                 1.00        0.058             --         (0.058)           --             --
 December 1, 1989 to November 30,
   1990                                 1.00        0.076             --         (0.076)           --             --
 December 1, 1988 to November 30,
   1989                                 1.00        0.085             --         (0.085)           --             --
 January 20, 1988 to November 30,
   1988                                 1.00        0.059             --         (0.059)           --             --
 U.S. GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to May 31, 1997           1.00        0.049             --         (0.049)           --             --
 June 1, 1995 to May 31, 1996           1.00        0.052             --         (0.052)           --             --
 June 1, 1994 to May 31, 1995           1.00        0.047             --         (0.047)           --             --
 June 1, 1993 to May 31, 1994           1.00        0.030             --         (0.030)           --             --
 June 1, 1992 to May 31, 1993           1.00        0.030             --         (0.030)           --             --
 December 1, 1991 to May 31, 1992       1.00        0.020             --         (0.020)           --             --
 December 1, 1990 to November 30,
   1991                                 1.00        0.058             --         (0.058)           --             --
 December 1, 1989 to November 30,
   1990                                 1.00        0.077             --         (0.077)           --             --
 December 1, 1988 to November 30,
   1989                                 1.00        0.085             --         (0.085)           --             --
 December 1, 1987 to November 30,
   1988                                 1.00        0.069             --         (0.069)           --             --
 November 16, 1987 to November 30,
   1987                                 1.00        0.003             --         (0.003)           --             --
 TREASURY FUND
------------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to May 31, 1997           1.00        0.047             --         (0.047)           --             --
 June 1, 1995 to May 31, 1996           1.00        0.050             --         (0.050)           --             --
 June 1, 1994 to May 31, 1995           1.00        0.046             --         (0.046)           --             --
 June 1, 1993 to May 31, 1994           1.00        0.028             --         (0.028)           --             --
 June 1, 1992 to May 31, 1993           1.00        0.029             --         (0.029)           --             --
 December 1, 1991 to May 31, 1992       1.00        0.020             --         (0.020)           --             --
 December 3, 1990 to November 30,
   1991                                 1.00        0.058             --         (0.058)           --             --
 MUNICIPAL MONEY MARKET FUND(A)
------------------------------------------------------------------------------------------------------------------------
 INVESTOR SHARES
 June 1, 1996 to May 31, 1997           1.00        0.030             --         (0.030)           --             --
 June 1, 1995 to May 31, 1996           1.00        0.033             --         (0.033)           --             --
 June 1, 1994 to May 31, 1995           1.00        0.031        $(0.004)        (0.031)           --          $0.004
 June 1, 1993 to May 31, 1994           1.00        0.021             --         (0.021)           --             --
 June 1, 1992 to May 31, 1993           1.00        0.021             --         (0.021)           --             --
 December 1, 1991 to May 31, 1992       1.00        0.014             --         (0.014)           --             --
 December 1, 1990 to November 30,
   1991                                 1.00        0.042             --         (0.042)           --             --
 December 1, 1989 to November 30,
   1990                                 1.00        0.053             --         (0.053)           --             --
 December 1, 1988 to November 30,
   1989                                 1.00        0.058             --         (0.058)           --             --
 January 7, 1988 to November 30,
   1988(a)                              1.00        0.042             --         (0.042)           --             --
 INSTITUTIONAL SHARES
 June 1, 1996 to May 31, 1997           1.00        0.032             --         (0.032)           --             --
 June 1, 1995 to May 31, 1996           1.00        0.035             --         (0.035)           --             --
 June 1, 1994 to May 31, 1995           1.00        0.033         (0.004)        (0.033)           --          0.004
 August 3, 1993 to May 31, 1994(a)      1.00        0.019             --         (0.019)           --             --

(a) Municipal Money Market Fund commenced operations on January 7, 1988. The Fund's original class of shares subsequently became Investor Shares. The Fund commenced the offer of Institutional Shares on August 3, 1993.
(b) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(c) Annualized.
(d) Total return for 1995 includes the effect of a capital contribution from Norwest Bank. Without the capital contribution, total return would have been 7.51% for Investor Shares and 7.79% for Institutional Shares.

Fund's financial statements for the fiscal year ended May 31, 1997, and independent auditors' report thereon, are contained in the Fund's Annual Report. These financial statements are incorporated by reference into the SAI. Further information about each Fund's performance is contained in the Fund's Annual Report, which may be obtained from the Trust without charge.

                                                      Ratio to Average Net Assets                  Net Assets
                                      Ending     -------------------------------------             at End of
                                     Net Asset       Net                                             Period
                                     Value Per   Investment       Net         Gross      Total       (000's
                                       Share       Income      Expenses    Expenses(b)   Return     Omitted)
                                     ---------   -----------   ---------   -----------   ------   ------------
CASH INVESTMENT FUND
--------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997           $1.00        5.07%        0.48%        0.49%       5.21%   $ 2,147,894
June 1, 1995 to May 31, 1996            1.00        5.36%        0.48%        0.49%       5.50%     1,739,549
June 1, 1994 to May 31, 1995            1.00        4.87%        0.48%        0.50%       4.96%     1,464,304
June 1, 1993 to May 31, 1994            1.00        3.11%        0.49%        0.49%       3.16%     1,381,402
June 1, 1992 to May 31, 1993            1.00        3.29%        0.50%        0.51%       3.36%     1,944,948
December 1, 1991 to May 31, 1992        1.00        4.23%(c)     0.50%(c)     0.56%(c)    4.29%(c)   1,292,196
December 1, 1990 to November 30,
  1991                                  1.00        6.11%        0.51%        0.54%       6.31%     1,004,979
December 1, 1989 to November 30,
  1990                                  1.00        7.92%        0.45%        0.57%       8.22%       747,744
December 1, 1988 to November 30,
  1989                                  1.00        8.81%        0.45%        0.64%       9.22%       662,698
December 1, 1987 to November 30,
  1988                                  1.00        7.00%        0.43%        0.74%       7.32%       316,349
October 14, 1987 to November 30,
  1987                                  1.00        7.16%(c)     0.45%(c)     1.09%(c)    7.40%(c)      53,951
READY CASH INVESTMENT FUND -
  INVESTOR SHARES
--------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997            1.00        4.75%        0.82%        0.83%       4.87%       576,011
June 1, 1995 to May 31, 1996            1.00        5.02%        0.82%        0.87%       5.17%       473,879
June 1, 1994 to May 31, 1995            1.00        4.64%        0.82%        0.91%       4.62%       268,603
June 1, 1993 to May 31, 1994            1.00        2.70%        0.82%        0.92%       2.74%       164,138
June 1, 1992 to May 31, 1993            1.00        3.04%        0.82%        0.94%       3.08%       162,585
December 1, 1991 to May 31, 1992        1.00        4.01%(c)     0.82%(c)     0.93%(c)    4.05%(c)     176,378
December 1, 1990 to November 30,
  1991                                  1.00        5.81%        0.82%        0.96%       5.98%       183,775
December 1, 1989 to November 30,
  1990                                  1.00        7.56%        0.82%        0.97%       7.83%       166,911
December 1, 1988 to November 30,
  1989                                  1.00        8.51%        0.81%        0.99%       8.86%       144,117
January 20, 1988 to November 30,
  1988                                  1.00        7.11%(c)     0.77%(c)     1.13%(c)    6.97%(c)      46,736
U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997            1.00        4.91%        0.49%        0.49%       5.04%     1,912,574
June 1, 1995 to May 31, 1996            1.00        5.13%        0.50%        0.51%       5.27%     1,649,721
June 1, 1994 to May 31, 1995            1.00        4.68%        0.50%        0.52%       4.81%     1,159,421
June 1, 1993 to May 31, 1994            1.00        3.02%        0.47%        0.53%       3.07%     1,091,141
June 1, 1992 to May 31, 1993            1.00        3.00%        0.45%        0.57%       3.06%       903,274
December 1, 1991 to May 31, 1992        1.00        3.99%(c)     0.45%(c)     0.61%(c)    4.07%(c)     623,685
December 1, 1990 to November 30,
  1991                                  1.00        5.84%        0.45%        0.60%       6.00%       469,487
December 1, 1989 to November 30,
  1990                                  1.00        7.66%        0.45%        0.61%       7.94%       500,794
December 1, 1988 to November 30,
  1989                                  1.00        8.51%        0.45%        0.65%       8.87%       394,137
December 1, 1987 to November 30,
  1988                                  1.00        6.87%        0.42%        0.73%       7.13%       254,104
November 16, 1987 to November 30,
  1987                                  1.00        6.89%(c)     0.00%(c)     2.94%(c)    7.35%(c)       4,343
TREASURY FUND
--------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997            1.00        4.74%        0.46%        0.53%       4.87%     1,003,697
June 1, 1995 to May 31, 1996            1.00        4.91%        0.46%        0.56%       5.04%       802,270
June 1, 1994 to May 31, 1995            1.00        4.62%        0.46%        0.57%       4.65%       661,098
June 1, 1993 to May 31, 1994            1.00        2.81%        0.46%        0.58%       2.83%       526,483
June 1, 1992 to May 31, 1993            1.00        2.93%        0.47%        0.58%       2.98%       384,751
December 1, 1991 to May 31, 1992        1.00        4.01%(c)     0.47%(c)     0.59%(c)    4.07%(c)     374,492
December 3, 1990 to November 30,
  1991                                  1.00        5.62%(c)     0.31%(c)     0.66%(c)    6.02%(c)     354,200
MUNICIPAL MONEY MARKET FUND(A)
--------------------------------------------------------------------------------------------------------------
INVESTOR SHARES
June 1, 1996 to May 31, 1997            1.00        3.01%        0.65%        0.87%       3.08%        54,616
June 1, 1995 to May 31, 1996            1.00        3.25%        0.65%        0.88%       3.31%        57,021
June 1, 1994 to May 31, 1995            1.00        3.10%        0.65%        0.93%       3.13%(d)      47,424
June 1, 1993 to May 31, 1994            1.00        2.03%        0.65%        0.99%       2.09%        33,554
June 1, 1992 to May 31, 1993            1.00        2.13%        0.65%        0.97%       2.18%        75,521
December 1, 1991 to May 31, 1992        1.00        2.81%(c)     0.63%(c)     0.96%(c)    2.89%(c)      82,678
December 1, 1990 to November 30,
  1991                                  1.00        4.10%        0.64%        1.08%       4.26%        66,327
December 1, 1989 to November 30,
  1990                                  1.00        5.34%        0.64%        1.16%       5.48%        29,801
December 1, 1988 to November 30,
  1989                                  1.00        5.78%        0.62%        1.15%       5.94%        18,639
January 7, 1988 to November 30,
  1988(a)                               1.00        4.64%(c)     0.60%(c)     1.20%(c)    4.76%(c)       8,963
INSTITUTIONAL SHARES
June 1, 1996 to May 31, 1997            1.00        3.21%        0.45%        0.70%       3.28%       635,655
June 1, 1995 to May 31, 1996            1.00        3.41%        0.45%        0.72%       3.52%       592,436
June 1, 1994 to May 31, 1995            1.00        3.37%        0.45%        0.74%       3.33%(d)     278,953
August 3, 1993 to May 31, 1994(a)       1.00        2.33%(c)     0.45%(c)     0.77%(c)    2.34%(c)     190,356

                                     Beginning                 Net Realized    Dividends                     Ending
                                     Net Asset      Net       and Unrealized    from Net    Distributions   Net Asset
 FIXED INCOME                        Value Per   Investment   Gain (Loss) on   Investment     from Net      ValuePer
 FUNDS -- I SHARES                     Share       Income      Investments       Income     Realized Gain     Share
                                     ---------   ----------   --------------   ----------   -------------   ---------
 STABLE INCOME FUND
---------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to May 31, 1997         $10.20       $0.58          $ 0.04         $(0.58)           --        $10.24
 November 1, 1995 to May 31, 1996      10.72        0.28            0.03          (0.77)       $(0.06)        10.20
 November 11, 1994 to October 31,
  1995                                 10.00        0.50            0.22             --            --         10.72
 INTERMEDIATE GOVERNMENT INCOME
  FUND
---------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to May 31, 1997          10.89        0.72           (0.04)         (0.73)           --         10.84
 November 1, 1995 to May 31, 1996      12.40        0.40            0.53          (1.32)        (1.12)        10.89
 November 11, 1994 to October 31,
  1995(c)                              11.11        0.93            0.36             --            --         12.40
 DIVERSIFIED BOND FUND
---------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to May 31, 1997          26.03        1.59            0.01          (1.69)        (0.34)        25.60
 November 1, 1995 to May 31, 1996      27.92        1.07           (0.99)         (1.67)        (0.30)        26.03
 November 11, 1994 to October 31,
  1995                                 25.08        1.65            1.19             --            --         27.92
 INCOME FUND
---------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to May 31, 1997           9.26        0.62            0.01          (0.62)           --          9.27
 June 1, 1995 to May 31, 1996           9.62        0.61           (0.36)         (0.61)           --          9.26
 June 1, 1994 to May 31, 1995           9.51        0.65            0.11          (0.65)           --          9.62
 August 2, 1993 to May 31, 1994        10.68        0.58           (0.91)         (0.58)        (0.26)         9.51
 TOTAL RETURN BOND FUND
---------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to May 31, 1997           9.40        0.60            0.04          (0.60)        (0.03)         9.41
 June 1, 1995 to May 31, 1996           9.73        0.64           (0.31)         (0.64)        (0.02)         9.40
 June 1, 1994 to May 31, 1995           9.54        0.67            0.19          (0.67)           --          9.73
 December 31, 1993 to May 31, 1994     10.00        0.27           (0.46)         (0.27)           --          9.54

 TAX-FREE FIXED
 INCOME FUNDS -- I SHARES

 LIMITED TAX-FREE FUND
---------------------------------------------------------------------------------------------------------------------
 October 1, 1996 to May 31, 1997      $10.00       $0.31          $ 0.39         $(0.31)           --        $10.39
 TAX-FREE INCOME FUND - I SHARES
---------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to May 31, 1997           9.78        0.54            0.28          (0.54)           --         10.06
 June 1, 1995 to May 31, 1996           9.82        0.55           (0.04)         (0.55)           --          9.78
 June 1, 1994 to May 31, 1995           9.60        0.55            0.22          (0.55)           --          9.82
 August 2, 1993 to May 31, 1994        10.14        0.47           (0.47)         (0.47)       $(0.07)         9.60
 COLORADO TAX-FREE FUND
---------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to May 31, 1997           9.89        0.54            0.33          (0.54)           --         10.22
 June 1, 1995 to May 31, 1996           9.90        0.53           (0.01)         (0.53)           --          9.89
 June 1, 1994 to May 31, 1995           9.69        0.48            0.21          (0.48)           --          9.90
 August 23, 1993 to May 31, 1994       10.22        0.39           (0.52)         (0.39)        (0.01)         9.69
 MINNESOTA FAX-FREE FUND
---------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to May 31, 1997          10.30        0.54            0.27          (0.54)           --         10.57
 June 1, 1995 to May 31, 1996          10.45        0.56           (0.15)         (0.56)           --         10.30
 June 1, 1994 to May 31, 1995          10.16        0.53            0.29          (0.53)           --         10.45
 August 2, 1993 to May 31, 1994        10.74        0.43           (0.39)         (0.43)        (0.19)        10.16

(a) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(b) Annualized.
(c) Adjusted for a five to one stock split.

                                          Ratio to Average Net Assets
                                     -------------------------------------
                                         Net                                          Portfolio   Net Assets at
                                     Investment       Net         Gross      Total    Turnover    End of Period
                                       Income      Expenses    Expenses(a)   Return     Rate     (000's Omitted)
                                     -----------   ---------   -----------   ------   --------   ---------------
STABLE INCOME FUND
----------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997            5.73%        0.65%        0.79%       6.24%     41.30%      $111,030
November 1, 1995 to May 31, 1996        5.74%(b)     0.65%(b)     0.92%(b)    2.97%    109.95%        83,404
November 11, 1994 to October 31,
  1995                                  5.91%(b)     0.65%(b)     0.98%(b)    7.20%    115.85%        48,087
INTERMEDIATE GOVERNMENT INCOME FUND
----------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997            6.57%        0.68%        0.72%       6.36%    183.05%       371,278
November 1, 1995 to May 31, 1996        6.71%(b)     0.71%(b)     1.17%(b)    0.60%     74.64%       399,324
November 11, 1994 to October 31,
  1995(c)                               7.79%(b)     0.68%(b)     0.93%(b)   11.58%    240.90%        50,213
DIVERSIFIED BOND FUND
----------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997            6.19%        0.70%        0.77%       6.23%     57.19%       162,310
November 1, 1995 to May 31, 1996        6.78%(b)     0.70%(b)     0.77%(b)    0.22%    118.92%       167,159
November 11, 1994 to October 31,
  1995                                  5.87%(b)     0.67%(b)     0.82%(b)   11.32%     58.90%       171,453
INCOME FUND
----------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997            6.59%        0.75%        1.02%       6.90%    231.00%       258,207
June 1, 1995 to May 31, 1996            6.30%        0.75%        1.06%       2.58%    270.17%       271,157
June 1, 1994 to May 31, 1995            7.02%        0.75%        1.06%       8.49%     98.83%       109,994
August 2, 1993 to May 31, 1994          6.75%(b)     0.61%(b)     1.09%(b)   (4.04%)(b)   26.67%      93,665
TOTAL RETURN BOND FUND
----------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997            6.36%        0.75%        1.05%       6.95%     55.07%       125,437
June 1, 1995 to May 31, 1996            6.57%        0.75%        1.07%       3.41%     77.49%       120,767
June 1, 1994 to May 31, 1995            7.04%        0.71%        1.17%       9.43%     35.19%        96,199
December 31, 1993 to May 31, 1994       6.81%(b)     0.46%(b)     2.10%(b)   (4.62%)(b)   37.50%      11,694

TAX-FREE FIXED
 INCOME FUNDS -- I SHARES

LIMITED TAX-FREE FUND
----------------------------------------------------------------------------------------------------------------
October 1, 1996 to May 31, 1997         4.45%(b)     0.65%(b)     1.27%(b)    6.99%     16.39%      $ 40,990
TAX-FREE INCOME FUND - I SHARES
----------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997            5.40%        0.50%        1.03%       8.54%    152.33%       259,861
June 1, 1995 to May 31, 1996            5.57%        0.32%        1.06%       5.29%    126.20%       276,159
June 1, 1994 to May 31, 1995            5.84%        0.60%        1.05%       8.42%    130.90%        94,454
August 2, 1993 to May 31, 1994          5.71%(b)     0.60%(b)     1.10%(b)   (0.21%)(b)  116.54%     102,084
COLORADO TAX-FREE FUND
----------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997            5.35%        0.45%        1.13%       9.00%    129.26%        25,917
June 1, 1995 to May 31, 1996            5.30%        0.30%        1.13%       5.35%    171.41%        24,074
June 1, 1994 to May 31, 1995            5.08%        0.30%        1.16%       7.47%     47.88%        24,539
August 23, 1993 to May 31, 1994         5.03%(b)     0.11%(b)     1.21%(b)    0.90%(b)   40.92%       15,153
MINNESOTA FAX-FREE FUND
----------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997            5.12%        0.60%        1.23%       7.98%     96.68%        11,135
June 1, 1995 to May 31, 1996            5.24%        0.51%        1.30%       3.97%     77.10%         3,988
June 1, 1994 to May 31, 1995            5.29%        0.48%        1.58%       8.44%    139.33%         1,799
August 2, 1993 to May 31, 1994          4.90%(b)     0.61%(b)     1.54%(b)    0.29%(b)   84.23%          872

                                     Beginning                 Net Realized    Dividends                     Ending
                                     Net Asset      Net       and Unrealized    from Net    Distributions   Net Asset
 BALANCED FUNDS --                   Value Per   Investment   Gain (Loss) on   Investment     from Net      Value Per
  I SHARES                             Share       Income      Investments       Income     Realized Gain     Share
                                     ---------   ----------   --------------   ----------   -------------   ---------
 STRATEGIC INCOME FUND(E)
------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to May 31, 1997         $18.12       $0.97          $0.71          $(.095)       $(0.38)       $18.47
 November 1, 1995 to May 31, 1996      18.21        0.48           0.42           (0.76)        (0.23)        18.12
 November 11, 1994 to October 31,
   1995                                16.19        0.75           1.27              --            --         18.21
 MODERATE BALANCED FUND
------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to May 31, 1997          20.27        0.77           1.60           (0.76)        (0.29)        21.59
 November 1, 1995 to May 31, 1996      19.84        0.46           0.89           (0.66)        (0.26)        20.27
 November 11, 1994 to October 31,
   1995                                17.25        0.65           1.94              --            --         19.84
 GROWTH BALANCED FUND
------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to May 31, 1997          22.83        0.62           2.86           (0.63)        (0.91)        24.77
 November 1, 1995 to May 31, 1996      21.25        0.31           1.95           (0.51)        (0.17)        22.83
 November 11, 1994 to October 31,
   1995                                17.95        0.47           2.83              --            --         21.25

(a) The ratio of Gross Expenses to Average Net Assets does not reflect fee waivers or expense reimbursements.
(b) Represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual fund financial statements.
(c) Annualized.
(d) Includes expenses allocated from the Core Portfolios in which the Fund was invested: Index Portfolio, Small Company Portfolio and International Portfolio II of Core Trust (Delaware).
(e) Prior to October 1, 1997, Strategic Income Fund was named Conservative Balanced Fund.

                                            Ratio to Average Net Assets
                                     ------------------------------------------
                                         Net                                                  Portfolio   Average
                                     Investment        Net            Gross         Total     Turnover   Commission
                                      Income(d)    Expenses(d)    Expenses(a)(d)   Return       Rate      Rate(b)
                                     -----------   ------------   -------------   ---------   --------   ----------
STRATEGIC INCOME FUND(E)
-------------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997            4.38%        0.81%           0.98%         9.58%       72.03%     $0.0720
November 1, 1995 to May 31, 1996        4.65%(c)     0.82%(c)        0.97%(c)      5.14%       56.47%      0.0648
November 11, 1994 to October 31,
  1995                                  4.67%(c)     0.82%(c)        1.03%(c)     12.48%       65.53%         N/A
MODERATE BALANCED FUND
-------------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997            3.70%        0.88%           1.04%        12.04%       45.33%      0.0684
November 1, 1995 to May 31, 1996        3.95%(c)     0.90%(c)        1.04%(c)      7.03%       52.71%      0.0658
November 11, 1994 to October 31,
  1995                                  3.76%(c)     0.92%(c)        1.11%(c)     15.01%       62.08%         N/A
GROWTH BALANCED FUND
-------------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997            2.47%        0.94%           1.16%        15.81%       24.33%      0.0676
November 1, 1995 to May 31, 1996        2.66%(c)     0.98%(c)        1.16%(c)     10.87%       38.78%      0.0696
November 11, 1994 to October 31,
  1995                                  2.63%(c)     0.99%(c)        1.23%(c)     18.38%       41.04%         N/A


                                      Net Assets at
                                      End of Period
                                     (000's Omitted)
                                     ---------------
STRATEGIC INCOME FUND(E)
--------------------------------------------------------------------
June 1, 1996 to May 31, 1997            $128,777
November 1, 1995 to May 31, 1996         146,950
November 11, 1994 to October 31,
  1995                                   136,710
MODERATE BALANCED FUND
------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997             418,680
November 1, 1995 to May 31, 1996         398,005
November 11, 1994 to October 31,
  1995                                   373,998
GROWTH BALANCED FUND
----------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997             503,382
November 1, 1995 to May 31, 1996         484,641
November 11, 1994 to October 31,
  1995                                   374,892

                                     Beginning      Net        Net Realized    Dividends                    Ending Net
                                     Net Asset   Investment   and Unrealized    from Net    Distributions     Asset
 EQUITY FUNDS --                     Value Per     Income     Gain (Loss) on   Investment     from Net       ValuePer
 I SHARES                              Share       (Loss)      Investments       Income     Realized Gain     Share
                                     ---------   ----------   --------------   ----------   -------------   ----------
 INDEX FUND
----------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to May 31, 1997         $31.49       $ 0.49         $ 8.50         $(0.48)       $(0.51)       $39.49
 November 1, 1995 to May 31, 1996      27.67         0.36           4.08          (0.43)        (0.19)        31.49
 November 11, 1994 to October 31,
  1995                                 21.80         0.45           5.42             --            --         27.67
 INCOME EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to May 31, 1997          27.56         0.56           5.55          (0.51)           --         33.16
 November 1, 1995 to May 31, 1996      24.02         0.29           4.02          (0.69)        (0.08)        27.56
 November 11, 1994 to October 31,
  1995                                 18.90         0.46           4.66             --            --         24.02
 VALUGROWTH STOCK FUND
----------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to May 31, 1997          22.61         0.16           4.80          (0.13)        (2.41)        25.03
 June 1, 1995 to May 31, 1996          18.80         0.14           3.91          (0.12)        (0.12)        22.61
 June 1, 1994 to May 31, 1995          17.16         0.18           1.64          (0.18)           --         18.80
 August 2, 1993 to May 31, 1994        16.91         0.13           0.46          (0.12)        (0.22)        17.16
 DIVERSIFIED EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to May 31, 1997          30.55         0.25           6.05          (0.16)        (0.19)        36.50
 November 1, 1995 to May 31, 1996      27.53         0.16           4.25          (0.42)        (0.97)        30.55
 November 11, 1994 to October 31,
  1995                                 22.21         0.22           5.10             --            --         27.53
 GROWTH EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to May 31, 1997          29.08        (0.02)          4.05          (0.04)        (0.59)        32.48
 November 1, 1995 to May 31, 1996      26.97           --           4.09          (0.12)        (1.86)        29.08
 November 11, 1994 to October 31,
  1995                                 22.28        (0.02)          4.71             --            --         26.97
 LARGE COMPANY GROWTH FUND
----------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to May 31, 1997          26.97        (0.03)          5.91             --         (0.22)        32.63
 November 1, 1995 to May 31, 1996      23.59        (0.04)          3.64             --         (0.22)        26.97
 November 11, 1994 to October 31,
  1995                                 18.50        (0.05)          5.14             --            --         23.59
 SMALL COMPANY STOCK FUND
----------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to May 31, 1997          13.96        (0.04)          0.87             --         (0.91)        13.88
 June 1, 1995 to May 31, 1996          10.59         0.01           3.93          (0.03)        (0.54)        13.96
 June 1, 1994 to May 31, 1995           9.80         0.12           0.87          (0.12)        (0.08)        10.59
 December 31, 1993 to May 31, 1994     10.00         0.08          (0.20)         (0.08)           --          9.80
 SMALL COMPANY GROWTH FUND
----------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to May 31, 1997          33.00        (0.18)          1.83             --         (3.57)        31.08
 November 1, 1995 to May 31, 1996      29.99        (0.07)          5.94             --         (2.86)        33.00
 November 11, 1994 to October 31,
  1995                                 21.88        (0.11)          8.22             --            --         29.99
 SMALL CAP OPPORTUNITIES FUND
----------------------------------------------------------------------------------------------------------------------
 August 15, 1996 to May 31, 1997       16.26        (0.01)          3.60             --         (0.01)        19.84
 CONTRARIAN STOCK FUND
----------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to May 31, 1997          10.82         0.09           1.03          (0.08)        (1.16)        10.25
 June 1, 1995 to May 31, 1996          10.90         0.10           1.01          (0.10)        (1.09)        10.82
 June 31, 1994 to May 31, 1995          9.71         0.11           1.19          (0.11)        (0.03)        10.90
 December 31, 1993 to May 31, 1994     10.00         0.07          (0.29)         (0.07)           --          9.71
 INTERNATIONAL FUND
----------------------------------------------------------------------------------------------------------------------
 June 1, 1996 to May 31, 1997          19.84         0.09           1.94          (0.20)           --         21.67
 November 1, 1995 to May 31, 1996      17.99         0.14           2.04          (0.33)           --         19.84
 November 11, 1994 to October 31,
  1995                                 17.28         0.09           0.62             --            --         17.99

(a) The ratio of Gross Expense to Average Net Assets does not reflect fee waivers and expense reimbursements.
(b) Represents the average commission per share paid to brokers on the purchase or sale of portfolio securities. Prior to 1996, this data was not reported in mutual fund financial statements.
(c) Annualized.
(d) Includes expenses allocated from the Core Portfolios in which the Fund was invested: Index Portfolio, Small Company Portfolio, International Portfolio and International Portfolio II of Core Trust (Delaware), and Schroder U.S. Smaller Companies Portfolio of Schroder Capital Funds.
(e) Represents the Portfolio Turnover Rate and Average Commission Rate of the Fund's corresponding Core Portfolio.

                                             Ratio to Average Net Assets
                                     -------------------------------------------
                                         Net                                                   Portfolio    Average
                                      Investment                       Gross         Total     Turnover    Commission
                                        Income      Net Expenses    Expenses(a)     Return       Rate       Rate (b)
                                     ------------   ------------   -------------   ---------   ---------   ----------
INDEX FUND
---------------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997             2.10%        0.25%           0.56%        29.02%        24.17%     $0.0417
November 1, 1995 to May 31, 1996         2.25%(c)     0.31%(c)        0.57%(c)     16.27%         9.12%      0.0517
November 11, 1994 to October 31,
  1995                                   2.12%(c)     0.50%(c)        0.64%(c)     26.93%        14.48%         N/A
INCOME EQUITY FUND
---------------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997             1.97%        0.85%           0.90%        22.40%         4.76%      0.0792
November 1, 1995 to May 31, 1996         2.72%(c)     0.86%(c)        1.13%(c)     18.14%         0.69%      0.0942
November 11, 1994 to October 31,
  1995                                   2.51%(c)     0.85%(c)        1.12%(c)     27.09%         7.03%         N/A
VALUGROWTH STOCK FUND
---------------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997             0.67%        1.01%           1.33%        23.30%        75.50%      0.0781
June 1, 1995 to May 31, 1996             0.62%        1.20%           1.32%        21.72%       105.43%      0.0603
June 1, 1994 to May 31, 1995             1.02%        1.20%           1.33%        10.67%        63.82%         N/A
August 2, 1993 to May 31, 1994           0.92%(c)     1.20%(c)        1.39%(c)      2.99%(c)     86.07%         N/A
DIVERSIFIED EQUITY FUND
---------------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997             0.79%(d)     1.02%(d)        1.31%(d)     20.76%        48.08%      0.0626
November 1, 1995 to May 31, 1996         1.00%(c)(d)   1.06%(c)(d)    1.30%(c)(d)  16.38%         5.76%      0.0671
November 11, 1994 to October 31,
  1995                                   1.01%(c)(d)   1.09%(c)(d)    1.37%(c)(d)  23.95%        10.33%         N/A
GROWTH EQUITY FUND
---------------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997            (0.09%)(d)    1.30%(d)        1.84%(d)     14.11%         9.06%      0.0565
November 1, 1995 to May 31, 1996         0.01%(c)(d)   1.35%(c)(d)    1.85%(c)(d)  15.83%         7.39%      0.0617
November 11, 1994 to October 31,
  1995                                  (0.11%)(c)(d)   1.38%(c)(d)    1.92%(c)(d) 21.10%         8.90%         N/A
LARGE COMPANY GROWTH FUND
---------------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997            (0.18%)       0.99%           1.09%        21.93%        24.37%      0.0564
November 1, 1995 to May 31, 1996        (0.30%)(c)    1.00%(c)        1.13%(c)     15.40%        16.93%      0.0616
November 11, 1994 to October 31,
  1995                                  (0.23%)(c)    1.00%(c)        1.20%(c)     27.51%        31.60%         N/A
SMALL COMPANY STOCK FUND
---------------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997            (0.38%)       1.19%           1.56%         6.30%       210.19%      0.0774
June 1, 1995 to May 31, 1996             0.05%        1.21%           1.60%        38.30%       134.53%      0.0555
June 1, 1994 to May 31, 1995             1.14%        0.52%           1.82%        10.13%        68.09%         N/A
December 31, 1993 to May 31, 1994        2.03%(c)     0.20%(c)        4.33%(c)     (2.93)%(c)    14.98%         N/A
SMALL COMPANY GROWTH FUND
---------------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997            (0.71%)       1.24%           1.29%         5.65%       124.03%      0.0565
November 1, 1995 to May 31, 1996        (0.41%)(c)    1.25%(c)        1.29%(c)     21.43%        62.06%      0.0583
November 11, 1994 to October 31,
  1995                                  (0.47%)(c)    1.25%(c)        1.35%(c)     37.07%       106.55%         N/A
SMALL CAP OPPORTUNITIES FUND
---------------------------------------------------------------------------------------------------------------------
August 15, 1996 to May 31, 1997         (0.16%)(c)(d)   1.25%(c)(d)    1.89%(c)(d) 11.42%        34.45%(e)   0.0584(e)
CONTRARIAN STOCK FUND
---------------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997             0.81%        1.19%           1.72%        13.02%        13.36%      0.0472
June 1, 1995 to May 31, 1996             0.87%        1.20%           1.45%        10.90%        28.21%      0.0467
June 31, 1994 to May 31, 1995            0.91%        1.12%           1.57%        13.52%        30.32%         N/A
December 31, 1993 to May 31, 1994        1.82%(c)     0.62%(c)        3.52%(c)     (5.35)%(c)     2.67%         N/A
INTERNATIONAL FUND
---------------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997             0.40%(d)     1.43%(d)        1.44%(d)     10.27%        48.23%(e)   0.0202(e)
November 1, 1995 to May 31, 1996         0.60%(c)(d)   1.50%(c)(d)    1.52%(c)(d)  12.31%        14.12%(e)   0.0325(e)
November 11, 1994 to October 31,
  1995                                   0.54%(c)(d)   1.50%(c)(d)    1.66%(c)(d)   4.11%        29.41%(e)      N/A


                                      Net Assets at
                                      End of Period
                                     (000's Omitted)
                                     ---------------
INDEX FUND
--------------------------------------------------------------------
June 1, 1996 to May 31, 1997           $  513,134
November 1, 1995 to May 31, 1996          249,644
November 11, 1994 to October 31,
  1995                                    186,197
INCOME EQUITY FUND
------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997              425,197
November 1, 1995 to May 31, 1996          230,831
November 11, 1994 to October 31,
  1995                                     49,000
VALUGROWTH STOCK FUND
----------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997              180,204
June 1, 1995 to May 31, 1996              156,553
June 1, 1994 to May 31, 1995              136,589
August 2, 1993 to May 31, 1994            113,061
DIVERSIFIED EQUITY FUND
--------------------------------------------------------------------------------------------------------------------
June 1, 1996 to May 31, 1997            1,212,565
November 1, 1995 to May 31, 1996          907,223
November 11, 1994 to October 31,
  1995                                    711,111
GROWTH EQUITY FUND
---------------------------------------------------------------------------------------------------------------------

June 1, 1996 to May 31, 1997              895,420
November 1, 1995 to May 31, 1996          735,728
November 11, 1994 to October 31,
  1995                                    564,004
LARGE COMPANY GROWTH FUND
---------------------------------------------------------------------------------------------------------------------

June 1, 1996 to May 31, 1997              131,768
November 1, 1995 to May 31, 1996           82,114
November 11, 1994 to October 31,
  1995                                     63,567
SMALL COMPANY STOCK FUND
---------------------------------------------------------------------------------------------------------------------

June 1, 1996 to May 31, 1997              161,995
June 1, 1995 to May 31, 1996              125,986
June 1, 1994 to May 31, 1995               54,240
December 31, 1993 to May 31, 1994           9,251
SMALL COMPANY GROWTH FUND
---------------------------------------------------------------------------------------------------------------------

June 1, 1996 to May 31, 1997              447,580
November 1, 1995 to May 31, 1996          378,546
November 11, 1994 to October 31,
  1995                                    278,058
SMALL CAP OPPORTUNITIES FUND
---------------------------------------------------------------------------------------------------------------------

August 15, 1996 to May 31, 1997            77,174
CONTRARIAN STOCK FUND
---------------------------------------------------------------------------------------------------------------------

June 1, 1996 to May 31, 1997                8,260
June 1, 1995 to May 31, 1996               36,020
June 31, 1994 to May 31, 1995              45,832
December 31, 1993 to May 31, 1994           4,548
INTERNATIONAL FUND
---------------------------------------------------------------------------------------------------------------------

June 1, 1996 to May 31, 1997              228,552
November 1, 1995 to May 31, 1996          143,643
November 11, 1994 to October 31,
  1995                                     91,401

3. INVESTMENT OBJECTIVES AND POLICIES

The thirty-two Funds offered through this Prospectus each have distinct investment objectives and policies. There can be no assurance that any Fund or Core Portfolio will achieve its investment objective or that any Money Market Fund will maintain a stable net asset value.

The investment objective, policies and risk considerations of each Fund are described below. For a further description of each Fund's investments and investment techniques and additional risk considerations associated with those investments and techniques, see "Additional Investment Policies and Risk Considerations," "Appendix A - Investments, Investment Strategies and Risk Considerations" and the SAI.

MONEY MARKET FUNDS

For a general description of the limits imposed on the investments of the Money Market Funds, see "Additional Investment Policies and Risk Considerations - General Information - General Money Market Fund Guidelines."

CASH INVESTMENT FUND, READY CASH INVESTMENT FUND

INVESTMENT OBJECTIVES. The investment objective of each of Cash Investment Fund and Ready Cash Investment Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

CASH INVESTMENT FUND currently pursues its investment objective by investing equally in two Core Portfolios - Money Market Portfolio and Prime Money Market Portfolio.

READY CASH INVESTMENT FUND currently pursues its investment objective by investing all of its investable assets in Prime Money Market Portfolio. Cash Investment Fund, Ready Cash Investment Fund, Money Market Portfolio and Prime Money Market Portfolio each have the same investment objective and investment policies, except that Ready Cash Investment Fund and Prime Money Market Portfolio seek to maintain a rating from at least one NRSRO. Accordingly, Prime Money Market Portfolio is limited in the type and amount of permissible securities which it may purchase. Each Core Portfolio invests in a broad spectrum of high quality money market instruments of United States and foreign issuers.

Although the following discusses the investment policies of Money Market Portfolio and Prime Money Market Portfolio, it applies equally to the Funds. It is anticipated that the percentage of Cash Investment Fund's assets invested in each Core Portfolio will not change.

INVESTMENT POLICIES. The Portfolios may invest in obligations of financial institutions. These include negotiable certificates of deposit, bank notes, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. The Portfolios limit their investments in obligations of financial institutions (including their branches, agencies and subsidiaries) to institutions which at the time of investment have total assets in excess of one billion dollars, or the equivalent in other currencies.

Each Portfolio normally will invest more than 25% of its total assets in the obligations of domestic and foreign financial institutions, their holding companies, and their subsidiaries. This concentration may result in increased exposure to risks pertaining to the banking industry. These risks include a sustained increase in interest rates, which can adversely affect the availability and cost of a bank's lending activities; exposure to credit losses during times of economic decline; concentration of loan portfolios in certain industries; regulatory developments; and competition among financial institutions. Each Portfolio may not invest more than 25% of its total assets in any other single industry.

Although the Portfolios invest in dollar-denominated obligations, the foreign securities in which the Portfolios invest also involve certain risks. (See "Investment Policies - Equity Funds - International Fund - Foreign Investment Considerations and Risk Factors.") The Portfolios may invest without limit in the types of securities eligible for purchase by U.S. Government Fund, as well as in the types of securities eligible for purchase by Municipal Money Market Fund. (See "Investment Objectives and Policies - Money Market Funds - U.S. Government Fund" and "- Municipal Money Market Fund.") The Portfolios may invest in corporate debt securities, including commercial paper and privately issued instruments, (see "Appendix A - Corporate Debt Securities and Commercial Paper,") and may invest in participation interests, (see "Appendix A -Participation Interests.") A Portfolio will not invest more than 10% of its total assets in participation interests in which the Portfolio does not have demand rights.

U.S. GOVERNMENT FUND

INVESTMENT OBJECTIVE. The investment objective of U.S. Government Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

INVESTMENT POLICIES. U.S. Government Fund invests primarily in obligations issued or guaranteed as to principal and interest by the United States Government or by any of its agencies and instrumentalities ("U.S. Government Securities"). The Fund may also invest in repurchase agreements and certain zero-coupon securities secured by U.S. Government Securities. Under normal circumstances, however, the Fund will invest at least 65% of its total assets in U.S. Government Securities.

The U.S. Government Securities in which the Fund may invest include U.S. Treasury Securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, the U.S. Government Securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit. (See "Appendix A - U.S. Government Securities.")

The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. In addition, the Fund may invest in other types of related zero-coupon securities. For instance, a number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). The Fund will not invest more than 35% of its total assets in zero-coupon securities other than those issued through the STRIPS program. (See "Appendix A - U.S. Government Securities - Zero Coupon Securities.")

TREASURY FUND

INVESTMENT OBJECTIVE. The investment objective of Treasury Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

INVESTMENT POLICIES. Treasury Fund invests solely in obligations that are issued or guaranteed by the U.S. Treasury, such as U.S. Treasury bills, bonds and notes ("U.S. Treasury Securities"). This may include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. (See "Appendix A - U.S. Government Securities.")

MUNICIPAL MONEY MARKET FUND

INVESTMENT OBJECTIVE. The investment objective of Municipal Money Market Fund is to provide high current income exempt from federal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. As part of its objective, during periods of normal market conditions, the Fund will have at least 80% of its net assets invested in federally tax-exempt instruments the income from which may be subject to the federal alternative minimum tax ("AMT"). (See "Dividends and Tax Matters - Tax Matters.")

INVESTMENT POLICIES. Municipal Money Market Fund attempts to invest 100% of its assets in the obligations of the states, territories and possessions of the United States and of their subdivisions, authorities and corporations, the interest on which is exempt from federal income tax ("municipal securities"). The Fund reserves the right, however, to invest up to 20% of its assets in securities the interest income on which is subject to federal income taxation. The municipal securities in which the Fund may invest include short-term municipal bonds and municipal notes and leases. These municipal securities may have fixed, variable or floating rates of interest and may be zero-coupon securities.

When the assets and revenues of an issuing agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity will be deemed to be the sole issuer of the security. Similarly, in the case of a security issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that is backed only by the assets and revenues of the non-governmental user, the non-governmental user will be deemed to be the sole issuer of the security.

The Fund may invest more than 25% of its assets in industrial development bonds and in participation interests therein issued by banks. The Fund may from time to time invest more than 25% of its assets in obligations of issuers located in one state but, under normal circumstances, will not invest more than 35% of its assets in obligations of issuers located in one state. If the Fund concentrates its investments in this manner, it will be more susceptible to factors adversely affecting issuers of those municipal securities than would be a more geographically diverse municipal securities portfolio. These risks arise from the financial condition of the particular state and its political subdivisions.

For a description of particular types of municipal securities, such municipal bonds, notes and leases and participation interests, in which the Fund invests, (see "Appendix A - Municipal Securities.")

THE SHORT-TERM MUNICIPAL SECURITIES MARKET. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of the Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Under current federal tax law, interest on certain municipal securities issued after August 7, 1986 to finance "private activities" ("private activity securities") is a "tax preference item" for purposes of the AMT applicable to certain individuals and corporations even though such interest will continue to be fully tax-exempt for regular federal income tax purposes. The Fund may purchase private activity securities, the interest on which may constitute a "tax preference item" for purposes of the AMT.

Although the Fund invests primarily in municipal securities, it is anticipated that a substantial amount of the securities held by the Fund will be supported by credit and liquidity enhancements, such as letters of credit (which are not covered by federal deposit insurance) or put or demand features, of third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Fund will be dependent in part upon the credit quality of the banks supporting the Fund's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. (See "Investment Objectives and Policies - Money Market Funds
- Cash Investment Fund and Ready Cash Investment Fund.") Brokerage firms and insurance companies also provide certain liquidity and credit support. The Fund's policy is to purchase municipal securities with third party credit or liquidity support only after Norwest has considered the creditworthiness of the financial institution providing the support and believes that the security presents minimal credit risk.

The Fund may purchase long term municipal securities with various maturity shortening provisions. For instance, variable rate demand notes ("VRDN") are municipal bonds with maturities of up to 40 years that are sold with a demand feature (an option for the holder of the security to sell the security back to the issuer) which may be exercised by the security holder at predetermined intervals, usually daily or weekly. The interest rate on the security is typically reset by a remarketing or similar agent at prevailing interest rates. VRDNs may be issued directly by the municipal issuer or created by a bank, broker-dealer or other financial institution by selling a previously issued long-term bond with a demand feature attached. Similarly, tender option bonds (also referred to as certificates of participation) are municipal securities with relatively long original maturities and fixed rates of interest that are coupled with an agreement of a third party financial institution under which the third party grants the security holders the option to tender the securities to the institution and receive the face value thereof. The option may be exercised at periodic intervals, usually six months to a year. As consideration for providing the option, the financial institution receives a fee equal to the difference between the underlying municipal security's fixed rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of the interest rate determination. These bonds effectively provide the holder with a demand obligation that bears interest at the prevailing short-term municipal securities interest rate. Tender option bonds are generally held pursuant to a custodial arrangement.

The Fund also may acquire "puts" on municipal securities it purchases. A put gives the Fund the right to sell the municipal security at a specified price at any time before a specified date. The Fund will acquire puts only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its funds at more favorable rates. Generally, the Fund will buy a municipal security that is accompanied by a put only if the put is available at no extra cost. In some cases, however, the Fund may pay an extra amount to acquire a put, either in connection with the purchase of the related municipal security or separately from the purchase of the security.

The Fund may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "stand-by commitment," and the aggregate price which the Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit the Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, the Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

TAXABLE INVESTMENTS. Although the Fund will attempt to invest 100% of its assets in municipal securities, the Fund may invest up to 20% of the value of its net assets in cash and cash equivalents the interest income on which is subject to federal taxation. In addition, when business or financial conditions warrant or when an adequate supply of appropriate municipal securities is not available, the Fund may assume a temporary defensive position and invest without limit in cash or cash equivalents the interest income on which is subject to federal income taxation, which include:
(1) short-term U.S. Government Securities; (2) certificates of deposit, Bankers' acceptances and interest-bearing savings deposits; (3) commercial paper; (4) repurchase agreements covering any of the preceding securities; and (5) to the extent permitted by the Investment Company Act of 1940, money market mutual funds.

FIXED INCOME FUNDS

The five Fixed Income Funds invest primarily in fixed income investments pursuant to the investment policies described below. For a general description of fixed income securities, (see "Additional Investment Policies and Risk Considerations - Common Policies of the Funds - Fixed Income Investments and their Characteristics.") Each Fixed Income Fund, except Intermediate Government Income Fund, may invest in foreign issuers. These investments may involve certain risks. (See "Investment Policies - Equity Funds - International Fund - Foreign Investment Risks and Considerations.")

STABLE INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to maintain safety of principal while providing low-volatility total return. The Fund currently pursues its investment objective by investing all of its investable assets in Stable Income Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.

INVESTMENT POLICIES. The Portfolio seeks to maintain safety of principal while providing low volatility total return by investing primarily in investment grade short-term obligations. The Portfolio invests in a diversified portfolio of fixed and variable rate U.S. dollar denominated fixed income securities of a broad spectrum of United States and foreign issuers, including U.S. Government Securities and the debt securities of financial institutions, corporations, and others.

The securities in which the Portfolio invests include mortgage-backed and other asset-backed securities, although the Portfolio limits these investments to not more than 60 percent and 25 percent, respectively, of its total assets. In addition, the Portfolio limits its holdings of mortgage-backed securities that are not U.S. Government Securities to 25 percent of its total assets. The Portfolio may invest any amount of its assets in U.S. Government Securities, but under normal circumstances less than 50 percent of the Portfolio's total assets are so invested. The Portfolio may invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred to as "private placements" or "restricted securities"). In addition, the Portfolio may not invest more than 25 percent of its total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury, and may not invest more than 10 percent of its total assets in the securities of any other issuer.

The Portfolio only purchases those securities that are rated, at the time of purchase, within the three highest long-term or two highest short-term rating categories assigned by an NRSRO, such as Moody's Investors Service, Standard & Poor's or Fitch Investors Service, L.P., or which are unrated and determined by Norwest to be of comparable quality. (See "Additional Investment Policies and Risk Considerations - Common Policies of the Funds - Rating Matters.")

The Portfolio invests in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 12 years and seeks to maintain an average dollar-weighted portfolio maturity of between 2 and 5 years.

In order to manage its exposure to different types of investments, the Portfolio may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate caps, floors and collars. The Portfolio may also engage in certain strategies involving options (both exchange-traded and over-the-counter) to attempt to enhance the Portfolio's income and may attempt to reduce the overall risk of its investments or limit the uncertainty in the level of future foreign exchange rates ("hedge") by using options and futures contracts and foreign currency forward contracts. The Portfolio's ability to use these strategies may be limited by market considerations, regulatory limits and tax considerations. The Portfolio may write covered call and put options, buy put and call options, buy and sell interest rate and foreign currency futures contracts and buy options and write covered options on those futures contracts. An option is covered if, so long as the Portfolio is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains a segregated account of liquid debt instruments with a value at all times sufficient to cover the Portfolio's obligations under the option.

LIMITED TERM GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide income and safety of principal by investing primarily in U.S. Government Securities.

INVESTMENT POLICIES. The Fund seeks to attain its investment objective by investing primarily in fixed and variable rate U.S. Government Securities. Under normal circumstances, the Fund intends to invest at least 65 percent of its assets in U.S. Government Securities and may invest up to 35 percent of its assets in fixed income securities that are not U.S. Government Securities. The Fund emphasizes the use of short maturity securities to lessen interest rate risk, while employing low risk yield enhancement techniques, such as investment in adjustable rate securities and swap agreements, to add to the Fund's return over a complete economic or interest rate cycle.

The Fund invests in mortgage-backed and other asset-backed securities, although the Fund limits these investments to not more than 50 percent and 25 percent, respectively, of its total assets. As part of its mortgage-backed securities investments, the Fund may enter into "dollar roll" transactions. The Fund will limit its investment in zero-coupon securities, except those issued through the U.S. Treasury's STRIPS program, to not more than 10 percent of the Fund's total assets. The Fund may also invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred to as "private placements" or "restricted securities"). In addition, the Fund may not invest more than 25 percent of its total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury. The Fund may make short sales and may purchase securities on margin (borrow money in order to purchase securities), which are considered speculative investment techniques. (See "Appendix A - Short Sales" and "- Purchasing Securities on Margin.")

The Fund will only purchase securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRSRO, such as Moody's Investors Service, Standard & Poor's or Fitch Investors Service, L.P., or which are unrated and determined by Norwest to be of comparable quality. (See "Additional Investment Policies and Risk Considerations - Common Policies of the Funds - Rating Matters.")

The Fund primarily will invest in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 10 years. Under normal circumstances, the Fund's portfolio of securities will have an average dollar-weighted maturity of between 1 and 5 years.

In order to manage its exposure to different types of investments, the Fund may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate caps, floors and collars. The Fund may also engage in certain strategies involving options (both exchange-traded and over-the-counter) to attempt to enhance the Fund's return and may attempt to reduce the overall risk of its investments ("hedge") by using options and futures contracts. The Fund's ability to use these strategies may be limited by market considerations, regulatory limits and tax considerations. The Fund may write covered call and put options, buy put and call options, buy and sell interest rate futures contracts, and buy options and write covered options on those futures contracts. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains a segregated account of liquid debt instruments with a value at all times sufficient to cover the Fund's obligations under the option.

INTERMEDIATE GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide income and safety of principal by investing primarily in U.S. Government Securities.

INVESTMENT POLICIES. The Fund seeks to attain its investment objective by investing primarily in fixed and variable rate U.S. Government Securities. Under normal circumstances, the Fund intends to invest at least 65 percent of its assets in U.S. Government Securities and may invest up to 35 percent of its assets in fixed income securities that are not U.S. Government Securities. The Fund emphasizes the use of intermediate maturity securities to lessen interest rate risk, while employing low risk yield enhancement techniques, such as investment in adjustable rate securities and swap agreements, to add to the Fund's return over a complete economic or interest rate cycle.

The Fund invests in mortgage-backed and other asset-backed securities, although the Fund limits these investments to not more than 50 percent and 25 percent, respectively, of its total assets. As part of its mortgage-backed securities investments, the Fund may enter into "dollar roll" transactions. Certain fixed income securities are zero-coupon securities and the Fund will limit its investment in these securities, except those issued through the U.S. Treasury's STRIPS program, to not more than 10 percent of the Fund's total assets. The Fund may also invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred to as "private placements" or "restricted securities"). In addition, the Fund may not invest more than 25 percent of its total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury. The Fund may make short sales and may purchase securities on margin (borrow money in order to purchase securities), which are considered speculative investment techniques. (See "Appendix A - Short Sales" and "- Purchasing Securities on Margin.")

The Fund will only purchase securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRSRO, such as Moody's Investors Service, Standard & Poor's or Fitch Investors Services, L.P., or which are unrated and determined by Norwest to be of comparable quality. (See "Additional Investment Policies and Risk Considerations - Common Policies of the Funds - Rating Matters.")

The Fund primarily will invest in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 15 years. Under normal circumstances, the Fund's portfolio of securities will have an average dollar-weighted maturity of between 3 and 10 years. Under normal circumstances, the Fund's portfolio of securities will have a duration of between 70 percent and 130 percent of the duration of a 5-year Treasury Note. Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and, accordingly, is a measure of price sensitivity to interest rate changes ("duration risk"). Because earlier payments on a debt security have a higher present value, duration of a security, except a zero-coupon security, will be less than the security's stated maturity.

In order to manage its exposure to different types of investments, the Fund may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate caps, floors and collars. The Fund may also engage in certain strategies involving options (both exchange-traded and over-the-counter) to attempt to enhance the Fund's return and may attempt to reduce the overall risk of its investments ("hedge") by using options and futures contracts. The Fund's ability to use these strategies may be limited by market considerations, regulatory limits and tax considerations. The Fund may write covered call and put options, buy put and call options, buy and sell interest rate futures contracts, and buy options and write covered options on those futures contracts. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains a segregated account of liquid debt instruments with a value at all times sufficient to cover the Fund's obligations under the option.

DIVERSIFIED BOND FUND

INVESTMENT OBJECTIVE. The Fund's investment objective is to provide total return by diversifying its investments among different fixed-income investment styles. The Fund invests in various Core Portfolios, each of which invests using a different investment style.

INVESTMENT POLICIES. The Fund follows a "multi-style" approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. The Fund's portfolio combines three different fixed income investment styles - Managed Fixed Income style, Strategic Value Bond style, and Positive Return style.

    DIVERSIFIED BOND FUND ALLOCATION

    Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation among the Core Portfolios.

                                                      CURRENT          RANGE OF
                                                    ALLOCATION        INVESTMENT
                                                   -------------  ------------------
Managed Fixed Income Portfolio                           50.0%        45% - 55%
Strategic Value Bond Portfolio                           16.7%      11.7% - 21.7%
Positive Return Portfolio                                33.3%        30% - 37%
                                                          ---
TOTAL FUND ASSETS                                         100%

As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest periodically effects transactions for the Fund to reestablish its allocations.

Consistent with the Fund's investment objective and policies and under the general supervision of the Board, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Board and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities. When Norwest believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change.

Investors should refer to the descriptions below under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.

INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide total return consistent with current income. The Fund pursues this objective by investing in a portfolio of fixed income securities issued by domestic and foreign issuers.

INVESTMENT POLICIES. The Fund seeks to attain its investment objective by investing in a diversified portfolio of fixed and variable rate U.S. dollar denominated fixed income securities. These securities cover a broad spectrum of United States issuers, including U.S. Government Securities, mortgage- and asset-backed securities and the debt securities of financial institutions, corporations, and others. Norwest attempts to increase the Fund's performance by applying various fixed income management techniques combined with fundamental economic, credit and market analysis while at the same time controlling total return volatility by targeting the Fund's duration within a narrow band around the Lipper Corporate A-Rated Debt Average.

The Fund may invest any amount of its assets, and normally will invest at least 30% of its total assets, in U.S. Government Securities. The fixed income securities in which the Fund invests also include mortgage-backed and other asset-backed securities, although the Fund limits these investments to not more than 50% and 25%, respectively, of its total assets. The Fund may invest up to 50% of its total assets in corporate securities, such as bonds, debentures and notes and fixed income securities that can be converted into or exchanged for common stocks ("convertible securities") and may invest in zero coupon securities and enter into "dollar roll" transactions. The Fund may invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred to as "private placements" or "restricted securities").

The Fund will invest primarily in securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 40 years, and it is anticipated that the Fund's portfolio of securities will have an average dollar-weighted maturity of between 3 and 15 years. The Fund's portfolio of securities will normally have a duration of between 70% and 130% of the duration of the Lipper Corporate A-Rated Debt Average. Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and, accordingly, is a measure of price sensitivity to interest rate changes ("duration risk"). Because earlier payments on a debt security have a higher present value, duration of a security, except a zero-coupon security, will be less than the security's stated maturity.

The Fund may invest in debt securities registered and sold in the United States by foreign issuers (Yankee Bonds) and debt securities sold outside the United States by foreign or U.S. issuers (Euro-bonds). The Fund intends to restrict its purchases of debt securities to issues denominated and payable in United States dollars. For a description of the risks involved in investments in foreign securities, see "Investment Objectives and Policies - Core Portfolio Descriptions - International Portfolio."

Normally, at least 80% of the Fund's assets will be invested in securities that are rated (or unrated and determined by Norwest to be of comparable quality) within the top four grades by an NRSRO at the time of purchase. For example, for bonds, these grades are "Aaa", "Aa", "A" and "Baa" in the case of Moody's Investors Service ("Moody's") and "AAA", "AA", "A" and "BBB" in the case of Standard & Poor's ("S&P") and Fitch Investors Service, L.P. ("Fitch"). These securities are generally considered to be investment grade securities, although Moody's indicates that securities rated "Baa" have speculative characteristics. A description of the rating categories of certain NRSROs is contained in the SAI of the Fund.

NON-INVESTMENT GRADE SECURITIES. The Fund may invest up to 20% of its total assets in securities rated in the fifth highest rating category by an NRSRO ("Ba" by Moody's or "BB" by S&P or Fitch), or which are unrated and judged by Norwest to be of comparable quality. Such securities (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. Non-investment grade, high risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These lower rated securities involve greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. During the Fund's most recent fiscal year ended May 31, 1997, it did not invest in non-investment grade securities.

TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek total return. The Fund currently pursues its investment objective by investing all of its investable assets in Total Return Bond Portfolio (and effective on or about January 9, 1998 Strategic Value Bond Portfolio), each of which has substantially the same investment objective and investment policies as the Fund. Therefore, although the following discusses the investment policies of those Portfolios, it applies equally to the Fund.

INVESTMENT POLICIES (UNTIL JANUARY 9, 1998). Total Return Bond Portfolio invests primarily in U.S. Government Securities, including mortgage-backed securities and investment grade corporate fixed income securities. Norwest's investment decisions are based on its analysis of major changes in the direction of interest rates rather than an attempt by Norwest to predict short-term interest rate fluctuations. Norwest also applies a contrarian perspective by looking for undervalued segments of the fixed income market which Norwest believes offer opportunities for increased returns.

In making its investment decisions for the Portfolio, Norwest focuses on the maturity structure and quality structure of the Portfolio's portfolio. When Norwest's outlook is for rising interest rates and falling bond values, the majority of the Portfolio's investment portfolio will be invested in securities with short-term maturities in an effort to ride interest rates up while minimizing the negative effect of falling bond prices. When Norwest anticipates interest rates to fall and bond prices increase, the Portfolio generally will be invested in securities with long-term maturities in an attempt to lock in high interest rates and capitalize on bond price appreciation. Accordingly, the average maturity of the Portfolio's portfolio will vary from 1 to 30 years.

The Portfolio may invest an unlimited amount of its assets in either corporate securities, including corporate bonds, debentures and notes, or U.S. Government Securities. The Portfolio will be invested to a greater degree in corporate securities, however, as the spread between corporate and U.S. Government issues offers potential for incremental returns. The Portfolio limits its investments in variable or floating rate securities to 5 percent of its net assets. The Portfolio does not currently invest in mortgage-backed securities or enter "dollar roll" transactions, but reserves the right to do so in the future.

The Portfolio may also invest in preferred stocks and securities convertible into common stock, but may not own the common stock into which a convertible security converts. The Portfolio will only purchase securities (including convertible securities) that are rated, at the time of purchase, within the four highest rating categories assigned by an NRSRO, such as Moody's Investors Service ("Moody's"), Standard & Poor's or Fitch Investors Service, L.P., or which are unrated and determined by Norwest to be of comparable quality. Securities rated in these categories are generally considered to be investment grade securities, although Moody's indicates that securities rated Baa (the fourth highest category) have speculative characteristics. A description of the rating categories of various NRSROs is contained in the SAI of the Portfolio.

INVESTMENT POLICIES (AFTER JANUARY 9, 1998). Strategic Value Bond Portfolio invests in a broad range of fixed income instruments including corporate bonds, asset-backed securities, mortgage-related securities, U.S. Government Securities, preferred stock, convertible bonds and foreign bonds in order to create a strategically diversified portfolio of high-quality fixed income investments.

In making investment decisions, the investment adviser focuses on relative value as opposed to the prediction of the direction of interest rates. In general, particular emphasis is placed on higher current income instruments such as corporate bonds and mortgage/asset-backed securities in order to enhance returns. The investment adviser believes that this exposure enhances performance in varying economic and interest rate cycles while avoiding excessive risk concentrations. The investment adviser's investment process involves rigorous evaluation of each security. This includes identifying and valuing cash flows, embedded options, credit quality, structure, liquidity, marketability, current versus historical trading relationships, supply and demand for the instrument and expected returns in varying economic/interest rate environments. This process seeks to identify securities which represent the best relative economic value. The results of the investment process are then evaluated against the Portfolio's objective and the Portfolio purchases those securities which will enhance its positioning. The Portfolio will be repositioned based on market changes and shifts in relative value of the instruments held by the Portfolio.

The Portfolio's investments are subject to the various risks of investing in fixed-income securities. To limit the Portfolio's "credit risk," in general, 65% of the Portfolio's assets will be invested in fixed-income securities rated in one of the three highest rating categories by at least one NRSRO, such as Moody's

Investors Service, Standard & Poor's, Fitch Investors Service, L.P. or Duff & Phelps Credit Rating Co., or which are unrated and determined by the investment adviser to be of comparable quality. In addition, the Portfolio will limit its investment in securities with a less than an investment grade rating to 20% of the Portfolio's assets. While the average quality of the Portfolio will vary over an economic cycle, the weighted average rating of the Portfolio's investments will be "A" or better. A description of the rating categories of various NRSRO's is contained in Appendix B. Investment grade instruments include those that are rated in one of four highest long-term rating categories by an NRSRO or are unrated and determined by the Advisers to be of comparable quality.

The average maturity of the Portfolio will vary between five and fifteen years. In the case of mortgage-related, asset-backed and similar securities, the Portfolio uses the security's average life in calculating the Portfolio's average maturity. The Portfolio's effective duration normally will vary between three and eight years.

One of the primary tenets of the Fund is strategic diversification. Toward that end, the Fund will not invest more than: (1) 75% in corporate bonds, (2) 25% in one industry of the corporate market, (3) 50% in asset-backed securities, or (4) 60% in mortgage-related securities. U.S. Government Securities may be held in any amount without restriction. With respect to corporate bonds, generally no more than 5% will be held in one issuer.

The Portfolio may enter into derivative transactions to receive favorable financing or diversify portfolio risk. The Portfolio may invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred to as "private placements" or "restricted securities.") In addition, the Portfolio may invest in interests of other investment companies, which also may be restricted securities. See "Investment Policies - Derivative Investments" and "Appendix A - Glossary of Investment Terms - Futures, Options and Other Derivatives."

NON-INVESTMENT GRADE SECURITIES. The Portfolio may invest up to 20% of its total assets in securities rated in the fifth highest rating category by an NRSRO ("Ba" by Moody's or "BB" by S&P or Fitch), or which are unrated and judged by Norwest to be of comparable quality. Such securities (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. Non-investment grade, high risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These lower rated securities involve greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates.

TAX-FREE FIXED INCOME FUNDS

For a detailed description of fixed income investments, including municipal securities and related investments in which the Tax-Free Fixed Income Funds invest, (see "Appendix A" and "Additional Investment Policies and Risk Considerations - Common Policies of the Funds - Fixed Income Investments and Their Characteristics.") Under certain circumstances the Tax-Free Fixed Income Funds may invest in taxable investments. (See "Taxable Investments.")

LIMITED TERM TAX-FREE FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to produce current income exempt from federal income taxes. The Fund pursues this objective by investing primarily in a portfolio of investment grade fixed income securities the interest on which is free from federal income tax and maintains an average dollar weighted portfolio maturity of between 1 and 5 years.

INVESTMENT POLICIES. Substantially all of the Fund's assets normally will be invested in municipal securities, which are debt obligations issued by or on behalf of the states, territories or possessions of the United States, the District of Columbia and their subdivisions, authorities, instrumentalities and corporations the interest on which is exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax ("municipal securities"). As a fundamental investment policy, except during periods when the Fund assumes a temporary defensive position, the Fund will invest at least 80% of its total assets in securities exempt from federal income taxes (including the federal alternative minimum tax). In order to respond to business and financial conditions, the Fund may invest up to 20% of its total assets in instruments on which the interest is subject to federal taxation. (See "Taxable Investments" and "Additional Investment Policies - Common Policies of the Funds - Temporary Defensive Position" and "Dividends, Distributions and Tax Matters.")

The average dollar-weighted maturity of the Fund's assets normally will be between 1 and 5 years. In general, the longer the maturity of a municipal security, the higher the rate of interest it pays. However, a shorter maturity is generally associated with a lower level of volatility in the market value of a security. As the Fund's objective is to provide current income, the Fund invests in municipal securities with an emphasis on income. The average maturity of the Fund's portfolio will vary depending on anticipated market conditions.

Substantially all of the Fund's assets will be invested in municipal securities that are rated within the top four grades by an NRSRO at the time of purchase. For example, for municipal bonds, these grades are "Aaa", "Aa", "A" and "Baa" in the case of Moody's Investors Service ("Moody's") and "AAA", "AA", "A" and "BBB" in the case of Standard & Poor's and Fitch Investors Service, L.P. These securities are generally considered to be investment grade securities, although Moody's indicates that municipal securities rated "Baa" have speculative characteristics. The Fund also may invest in unrated securities that Norwest believes are comparable in quality to rated securities in which the Fund may invest. A description of the rating categories of certain NRSROs is contained in the SAI of the Fund.

TAX-FREE INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of Tax-Free Income Fund is to produce current income exempt from federal income taxes. The Fund pursues this objective by investing primarily in a portfolio of investment grade fixed income securities the interest on which is free from federal income tax.

INVESTMENT POLICIES. Substantially all of the Fund's assets normally will be invested in municipal securities, which are debt obligations issued by or on behalf of the states, territories or possessions of the United States, the District of Columbia and their subdivisions, authorities, instrumentalities and corporations the interest on which is exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax ("municipal securities"). As a fundamental investment policy, except during periods when the Fund assumes a temporary defensive position, the Fund will invest at least 80% of its total assets in securities exempt from federal income taxes (including the federal alternative minimum tax). In order to respond to business and financial conditions, the Fund may invest up to 20% of its assets in instruments on which the interest is subject to federal taxation. (See "Taxable Investments", "Additional Investment Policies
- Common Policies of the Funds - Temporary Defensive Position" and "Dividends, Distributions and Tax Matters.")

The average dollar-weighted maturity of the Fund's assets normally will be between 10 and 20 years. Depending on market conditions, however, the average dollar-weighted maturity could be higher or lower. In general, the longer the maturity of a municipal security, the higher the rate of interest it pays. However, a longer maturity is generally associated with a higher level of volatility in the market value of a security. As the Fund's objective is to provide high current income, the Fund invests in municipal securities with an emphasis on income rather than stability of the Fund's net asset value, and the average maturity of the Fund's portfolio will vary depending on anticipated market conditions.

Substantially all of the Fund's assets will be invested in municipal securities that are rated within the top four grades by an NRSRO at the time of purchase. For example, for municipal bonds, these grades are "Aaa", "Aa", "A" and "Baa" in the case of Moody's Investors Service ("Moody's") and "AAA", "AA", "A" and "BBB" in the case of Standard & Poor's and Fitch Investors Service, L.P. These securities are generally considered to be investment grade securities, although Moody's indicates that municipal securities rated "Baa" have speculative characteristics. The Fund also may invest in unrated securities that Norwest believes are comparable in quality to rated securities in which the Fund may invest. A description of the rating categories of certain NRSROs is contained in the SAI of the Fund.

COLORADO TAX-FREE FUND

INVESTMENT OBJECTIVE. The investment objective of Colorado Tax-Free Fund is to seek to provide shareholders with a high level of current income exempt from both federal and Colorado state income taxes (including the alternative minimum tax) consistent with the preservation of capital. Shares of the Fund are offered only to residents of the State of Colorado.

INVESTMENT POLICIES. Substantially all the Fund's assets normally will be invested in investment grade municipal securities, which are debt obligations issued by the state of Colorado and its political subdivisions, various authorities, instrumentalities, public corporations and special districts ("municipal securities"). Municipal securities also include the securities issued by the various territories and possessions of the United States, such as Puerto Rico. As a fundamental policy, except during periods when the Fund assumes a temporary defensive position, the Fund will invest at least 80% of its total assets in securities exempt from both federal and Colorado state income taxes (including the alternative minimum tax). In order to respond to business and financial conditions, the Fund may invest up to 20% of its assets in instruments on which the interest is subject to taxation. (See "Taxable Investments," "Additional Investment Policies and Risk Considerations - Common Policies of the Funds - Temporary Defensive Position" and "Dividends, Distributions and Tax Matters.")

The yields of Colorado municipal securities depend on, among other things, conditions in the Colorado municipal bond market and fixed income markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. In some cases, Colorado issues may have yields that are slightly less than the yields of municipal obligations of issuers located in other states because of the favorable Colorado state tax exemption on Colorado issues.

There are no restrictions on the Fund's average portfolio maturity, but the average portfolio maturity is currently expected to be greater than 10 years. Average portfolio maturity may reach or exceed 20 years in the future. In general, the longer the maturity of a municipal security, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a security. As the Fund's objective is to provide high current income, the Fund invests in municipal securities with an emphasis on income rather than maintaining a stable net asset value. However, the Fund attempts to limit net asset value fluctuations.

Substantially all of the Fund's assets will be invested in municipal securities that are rated within the top four grades by an NRSRO at the time of purchase. For example, for municipal bonds, these grades are "Aaa", "Aa", "A" and "Baa" in the case of Moody's Investors Service ("Moody's") and "AAA", "AA", "A" and "BBB" in the case of Standard & Poor's and Fitch Investors Service, L.P. These securities are generally considered to be investment grade securities, although Moody's indicates that municipal securities rated "Baa" have speculative characteristics. The Fund also may invest in unrated securities that Norwest believes are comparable in quality to rated securities in which the Fund may invest. A description of the rating categories of certain NRSROs is contained in the SAI of the Fund.

MINNESOTA INTERMEDIATE TAX-FREE FUND
MINNESOTA TAX-FREE FUND

INVESTMENT OBJECTIVE. The investment objective of each Fund is to provide shareholders with a high level of current income exempt from both federal and Minnesota state income taxes (including the alternative minimum tax) without assuming undue risk. Shares of the Funds are offered only to residents of the State of Minnesota.

INVESTMENT POLICIES. Substantially all of the Funds' assets normally will be invested in investment grade municipal securities, which are debt obligations issued by the state of Minnesota and its political subdivisions, duly constituted authorities and corporations ("municipal securities"). Municipal securities also include the securities issued by the various territories and possessions of the United States, such as Puerto Rico. As a fundamental policy, except during periods when the Funds assume a temporary defensive position, the Funds will invest at least 80% of their total assets in securities exempt from both federal and Minnesota state income taxes (including the alternative minimum tax). In order to respond to business and financial conditions, the Funds may invest up to 20% of their assets in instruments on which the interest is subject to taxation. (See "Taxable Investments," "Additional Investment Policies - Common Policies of the Funds - Temporary Defensive Position" and "Dividends, Distributions and Tax Matters.")

The yields of Minnesota municipal securities depend on, among other things, conditions in the Minnesota municipal bond market and fixed income markets generally, the maturity of the obligation, the rating of the issue and the size of a particular offering. In some cases, Minnesota issues may have yields that are slightly less than the yields of municipal obligations of issuers located in other states because of the favorable Minnesota state tax exemption on as Minnesota issues. (See "Dividends, Distributions and Tax Matters - Tax-Exempt Distributions - Minnesota Intermediate Tax-Free Funds and Minnesota Tax-Free Fund" for a description of certain tax matters that may effect the Fund and its shareholders.)

The average dollar-weighted maturity of the MINNESOTA INTERMEDIATE TAX-FREE FUND'S assets normally will be between 5 and 10 years. The average maturity of the Fund's portfolio will vary depending on anticipated market conditions. There are no restrictions on MINNESOTA TAX-FREE FUND'S average portfolio maturity, but the average dollar-weighted maturity is currently expected to be greater than 10 years. Average portfolio maturity may reach or exceed 20 years in the future. Depending on market conditions, however, the average dollar-weighted maturity could be higher or lower.

In general, the longer the maturity of a municipal security, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a municipal security. As each Fund's objective is to provide high current income, the Funds invest in municipal securities with an emphasis on income rather than stability of the Fund's net asset value.

Normally, at least 75% of the Funds' assets will be invested in municipal securities that are rated (or unrated and determined by Norwest to be of a comparable quality) within the top four grades by an NRSRO at the time of purchase. For example, for municipal bonds, these grades are "Aaa", "Aa", "A" and "Baa" in the case of Moody's Investors Service ("Moody's") and "AAA", "AA", "A" and "BBB" in the case of Standard & Poor's ("S&P") and Fitch Investors Service, L.P. ("Fitch"). These securities are generally considered to be investment grade securities, although Moody's indicates that municipal securities rated "Baa" have speculative characteristics. A description of the rating categories of certain NRSROs is contained in the SAI of the Funds.

NON-INVESTMENT GRADE SECURITIES. The Funds may invest up to 25% of its total assets in municipal bonds rated in the fifth highest rating category by an NRSRO ("Ba" by Moody's or "BB" by S&P or Fitch), or which are unrated and judged by Norwest to be of comparable quality. Such securities (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. Non-investment grade, high risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These lower rated securities involve greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates.

During its most recent fiscal year ended May 31, 1997, the Minnesota Tax-Free Fund had 88.8% of its average annual assets in municipal securities rated by Moody's or S&P and 11.2% of its average annual assets in unrated investments, including cash and short-term cash equivalents which are typically unrated. During that year, the Fund had the following percentages of its average annual net assets invested in rated securities: "Aaa"/"AAA"-36.3%, "Aa"/"AA"-38.4%, "A"/"A"-9.8%, "Baa"/"BBB"-4.3% and "Ba"/"BB" and below-0%. For this purpose, securities with different NRSRO ratings were assigned the higher rating. This information reflects the average composition of the Fund's assets for the Fund's last fiscal year and is not necessarily representative of the Fund as of the current fiscal year or any other time.

TAXABLE INVESTMENTS

Apart from temporary defensive purposes, each Fund may invest up to 20% of the value of its total assets in cash equivalents the interest on which is not exempt from federal income tax or is treated as a preference item for purposes of the federal alternative minimum tax. For more information regarding the alternative minimum tax, (see "Dividends, Distributions and Tax Matters.") In addition, the Funds may hold a portion of their assets in cash and cash-equivalents pending investment in municipal securities, to meet requests for redemptions or to assume a temporary defensive position. With respect to Limited Term Tax-Free Fund and Tax-Free Income Fund, these securities include debt securities of corporate issuers meeting the Funds' investment quality standards described above and bonds or notes issued by or on behalf of a municipality, the interest on which is an item of tax preference for purposes of the federal alternative minimum tax on individuals.

INVESTMENT CONSIDERATIONS AND RISK FACTORS

GEOGRAPHIC CONCENTRATION. Because COLORADO TAX-FREE FUND, MINNESOTA INTERMEDIATE TAX-FREE FUND and MINNESOTA TAX-FREE FUND invest principally in municipal securities issued by issuers within a particular state and the state's political subdivisions, those Funds are more susceptible to factors adversely affecting issuers of those municipal securities than would be a more geographically diverse municipal securities portfolio. In addition, to the extent they may concentrate their investments in a particular jurisdiction, LIMITED TERM TAX-FREE FUND and TAX-FREE INCOME FUND will be subject to similar risks. These risks arise from the financial condition of the state and its political subdivisions. To the extent state or local governmental entities are unable to meet their financial obligations, the income derived by a Fund, its ability to preserve or realize appreciation of its portfolio assets or its liquidity could be impaired.

To the extent a Fund's investments are primarily concentrated in issuers located in a particular state, the value of the Fund's shares may be especially affected by factors pertaining to that state's economy and other factors specifically affecting the ability of issuers of that state to meet their obligations. As a result, the value of the Fund's assets may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county or local governments and quasi-government agencies to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within their state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to governmental issuers may also affect their ability to meet obligations. Payments of principal of and interest on private activity securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political or demographic conditions in the state.

In 1992, the Colorado constitution was amended to restrict the ability of the state and local governments to increase taxes, revenues, debt and spending. In particular, prior voter approval is now required to impose any new tax or tax rate increase or to issue any multiple-fiscal year debt and revenues collected in excess of certain limits must be refunded unless voters authorize their retention. The future impact on the financial operations and obligations of the state and local governments cannot be determined at this time. Norwest will continue to monitor the situation closely and will, if necessary, seek the advice of counsel concerning its effect on instruments being considered for purchase by the Colorado Tax-Free Fund. A further discussion of potential risks of investment in Colorado municipal securities is contained in the SAI of the Fund.

RELATED ISSUERS. Some municipal securities are related in such a way that an economic, business or political development affecting one municipal security would have a similar effect on another municipal security. For example, the repayment of different obligations may depend on similar types of projects. Except as otherwise noted, no Fund will invest more than 25% of its total assets in securities that are so related or invest more than 25% of its total assets in a single type of revenue bond (E.G., electric revenue, housing revenue, etc.). Similarly, under normal circumstances, Limited Term Tax-Free Fund and Tax-Free Income Fund will invest more than 25% of their total assets in issuers located in the same state.

DIVERSIFICATION MATTERS. Each of COLORADO TAX-FREE FUND, MINNESOTA INTERMEDIATE TAX-FREE FUND and MINNESOTA TAX-FREE FUND is non-diversified, which means that they each have greater latitude than a diversified fund with respect to the investment of their assets in the securities of relatively few municipal issuers. As non-diversified portfolios, these Funds may present greater risks than a diversified fund. However, each Fund intends to comply with applicable diversification requirements of the Internal Revenue Code. These requirements provide that, as of the last day of each fiscal quarter: (1) with respect to 50% of its assets, a Fund may not: (a) own the securities of a single issuer, other than a U.S. Government security, with a value of more than 5% of the Fund's total assets; or (b) own more than 10% of the outstanding voting securities of a single issuer and (2) a Fund may not own the securities of a single issuer, other than a U.S. Government security, with a value of more than 25% of the Fund's total assets.

Except for investment in U.S. Government Securities, no more than 25% of the total assets of Colorado Tax-Free Fund, no more than 10% of the total assets of Minnesota Intermediate Tax-Free Fund and no more than 20% of the total assets of Minnesota Tax-Free Fund, may be invested in securities of any one issuer. These limitations do not apply to securities of an issuer payable solely from the proceeds of escrowed U.S. Government Securities.

TAX-FREE INCOME FUND and LIMITED TERM TAX-FREE FUND are diversified and, therefore, as a fundamental policy, with respect to 75% of their assets, may not purchase a security (other than a U.S. Government Security) if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer. When the assets and revenues of an issuing agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity will be deemed to be the sole issuer of the security. Similarly, in the case of a security issued by or on behalf of public authorities to finance various privately operated facilities, such as an industrial development bond, that is backed only by the assets and revenues of the non-governmental user, the non-governmental user will be viewed as the sole issuer of the bond. For more information concerning diversification matters (see "Additional Investment Policies and Risk Considerations - Common Policies of the Funds - Diversification and Concentration.")

BALANCED FUNDS

Each of the four Balanced Funds invests in a balanced portfolio of fixed income and equity securities. Strategic Income Fund has the smallest equity securities component of the four Funds and is the most conservative of the Balanced Funds. Aggressive Balanced-Equity Fund has the largest equity securities component of the four Funds and is the most aggressive of the Balanced Funds. This Fund may be considered to be a non-traditional balanced fund because it may at times invest less than 25% of its assets in debt securities.

The equity portion of each Balanced Fund's portfolio uses the ten different equity investment styles of Diversified Equity Fund. The blending of multiple equity investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The fixed income portion of each Balanced Fund's portfolio uses from three to five different fixed income investment styles. The blending of multiple fixed income investment styles is intended to reduce the price and return volatility of, and provide more consistent returns within, the fixed income portion of the Funds.

As the securities markets change, Norwest may attempt to enhance the returns of a Balanced Fund by changing the percentage of Fund assets invested in fixed income and equity securities. Absent unstable market conditions, Norwest does not anticipate making a substantial number of percentage changes. When Norwest believes that a change in the current allocation percentages is desirable, it will sell and purchase securities to effect the change. When Norwest believes that a change will be temporary (generally, 3 years or less), it may choose to effect the change by using futures contract strategies as described below under "Temporary Allocations."

STRATEGIC INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide a combination of current income and capital appreciation by diversifying investment of its assets among stocks, bonds and other fixed income investments. The Fund emphasizes safety of principal through limited exposure to equity securities and has the smallest equity securities position of the Balanced Funds. The Fund invests in various Core Portfolios, each of which invests using a different investment style.

INVESTMENT POLICIES. The Fund is designed for investors seeking to invest in fixed income securities with limited exposure to equity securities. The fixed income portion of the Fund's portfolio uses the three investment styles used by Diversified Bond Fund - Managed Fixed Income style, Strategic Value Bond style and Positive Return style - as well as Stable Income style and Money Market style, in order to reduce the risk of relying on a single fixed income investment style. The equity portion of the Fund's portfolio uses the investment style of Diversified Equity Fund, which is based on a multi-style approach designed to minimize the volatility and risk of investing in equity securities.

    STRATEGIC INCOME FUND ALLOCATION

    Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation among the Core Portfolios.

INVESTMENT STYLE                                    CURRENT ALLOCATION           RANGE OF INVESTMENT
--------------------------------------------  -------------------------------  -----------------------
Diversified Bond Fund style                         55%                               45% - 65%
  Positive Return Bond Portfolio                           18.3%                   16.04% - 20.63%
  Strategic Value Bond Portfolio                           9%                      8.02% - 10.31%
  Managed Fixed Income Portfolio                           27.5%                   24.06% - 30.94%
Stable Income Portfolio                             15%                                  15%
Money Market Portfolio                              10%                                  10%
Diversified Equity Fund style                       20%                               10% - 30%
  Index Portfolio                                          5%                        2.5% - 7.5%
  Income Equity Portfolio                                  5%                        2.5% - 7.5%
  Large Company style                                      5%                        2.5% - 7.5%
    Large Company Growth Portfolio                                    4%               2% - 6%
    Disciplined Growth Portfolio                                      1%             0.5% - 1.5%
  Small Company style                                       2.0%                       1% - 3%
    Small Company Growth Portfolio                                     0.6%          0.3% - 0.9%
    Small Company Value Portfolio                                      0.6%          0.3% - 0.9%
    Small Company Stock Portfolio                                      0.5%         0.25% - 0.75%
    Small Cap Value Portfolio                                          0.3%         0.15% - 4.5%
  International style                                       3.0%                     1.5% - 4.5%
    International Portfolio                                            2.85%         1.2% - 4.5%
    Schroder EM Core Portfolio                                         0.15%          0% - 0.9%
                                              ---------
TOTAL FUND ASSETS                                  100%

As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest periodically effects transactions to reestablish their base allocations.

Consistent with the Fund's investment objective and policies and under the general supervision of the Board, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Board and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities.

Investors should refer to "Investment Objectives and Policies - Equity Funds - Diversified Equity Fund" and the descriptions below under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.

MODERATE BALANCED FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide a combination of current income and capital appreciation by diversifying investment of the Fund's assets among stocks, bonds and other fixed income investments. The Fund provides a portfolio more evenly-balanced between fixed income and equity securities than the other Balanced Funds. The Fund invests in various Core Portfolios, each of which invests using a different investment style.

INVESTMENT POLICIES. The Fund is designed for investors seeking roughly equivalent exposures to fixed income securities and equity securities. The fixed income portion of the Fund's portfolio uses the three investment styles used by Diversified Bond Fund - Managed Fixed Income style, Strategic Value Bond style and Positive Return style - and Stable Income style, in order to reduce the risk of relying on a single fixed income investment style. The equity portion of the Fund's portfolio uses the investment style of Diversified Equity Fund, which is based on a multi-style approach designed to minimize the volatility and risk of investing in equity securities.

    MODERATE BALANCED FUND ALLOCATION

    Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation among the Core Portfolios.

INVESTMENT STYLE                                     CURRENT ALLOCATION           RANGE OF INVESTMENT
---------------------------------------------  -------------------------------  -----------------------
Diversified Bond Fund style                          45%                               30% - 60%
  Positive Return Bond Portfolio                           15%                         10% - 20%
  Strategic Value Bond Portfolio                             7.5%                      5% - 10%
  Managed Fixed Income Portfolio                            22.5%                      15% - 30%
Stable Income Portfolio                              15%                                  15%
Diversified Equity Fund style                        40%                               25% - 55%
  Index Portfolio                                             10%                    6.3% - 13.8%
  Income Equity Portfolio                                     10%                    6.3% - 13.8%
  Large Company style                                         10%                    6.3% - 13.8%
    Large Company Growth Portfolio                                     8%            5.0% - 11.0%
    Disciplined Growth Portfolio                                       2%            1.25% - 2.75%
  Small Company style                                       4%                        2.5% - 5.5%
    Small Company Growth Portfolio                                      1.2%         0.75% - 1.65%
    Small Company Value Portfolio                                       1.2%         0.75% - 1.65%
    Small Company Stock Portfolio                                       1.0%         0.63% - 1.38%
    Small Cap Value Portfolio                                           0.6%         0.38% - 0.83%
  International style                                       6%                       3.75% - 8.25%
    International Portfolio                                             5.7%         3.0% - 8.25%
    Schroder EM Core Portfolio                                          0.3%          0% - 1.65%
                                               ---------
TOTAL FUND ASSETS                                   100%

As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest periodically effects transactions to reestablish their base allocations.

Consistent with the Fund's investment objective and policies and under the general supervision of the Board, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Board and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities.

Investors should refer to "Investment Objectives and Policies - Equity Funds - Diversified Equity Fund" and the descriptions below under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.

GROWTH BALANCED FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide a combination of current income and capital appreciation by diversifying investment of the Fund's assets between stocks and bonds. The Fund invests in various Core Portfolios, each of which invests using a different investment style.

INVESTMENT POLICIES. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. The fixed income portion of the Fund's portfolio uses the three investment styles used by Diversified Bond Fund - Managed Fixed Income style, Strategic Value Bond style and Positive Return style - in order to reduce the risk of relying on a single fixed income investment style. The equity portion of the Fund's portfolio uses the investment style of Diversified Equity Fund, which is based on a multi-style approach designed to minimize the volatility and risk of investing in equity securities.

    GROWTH BALANCED FUND ALLOCATION

    Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation among the Core Portfolios.

INVESTMENT STYLE                                      CURRENT ALLOCATION          RANGE OF INVESTMENT
----------------------------------------------  -------------------------------  ---------------------
Diversified Equity Fund style                         65%                              45% - 85%
  Index Portfolio                                            16.25%                 11.25% - 21.25%
  Income Equity Portfolio                                    16.25%                 11.25% - 21.25%
  Large Company style                                        16.25%                 11.25% - 21.25%
    Large Company Growth Portfolio                                      13.0%        9.0% - 17.0%
    Disciplined Growth Portfolio                                         3.25%       2.25% - 4.25%
  Small Company style                                         6.5%                    4.5% - 8.5%
    Small Company Growth Portfolio                                       1.95%       1.37% - 2.54%
    Small Company Value Portfolio                                        1.95%       1.37% - 2.54%
    Small Company Stock Portfolio                                        1.63%       1.14% - 2.12%
    Small Cap Value Portfolio                                            0.97%       0.68% - 1.26%
  International style                                         9.75%                 6.75% - 12.75%
    International Portfolio                                              9.26%       5.4% - 12.75%
    Schroder EM Core Portfolio                                           0.49%        0% - 2.55%
Diversified Bond Fund style                           35%                              15% - 55%
  Managed Fixed Income Portfolio                             17.5%                   7.5% - 27.5%
  Strategic Value Bond Portfolio                              5.83%                  2.5% - 9.17%
  Positive Return Bond Portfolio                             11.67%                   5% - 18.53%
                                                ---------
TOTAL FUND ASSETS                                    100%

As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest periodically effects transactions to reestablish their base allocations.

Consistent with the Fund's investment objective and policies and under the general supervision of the Board, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Board and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities.

Investors should refer to "Investment Objectives and Policies - Equity Funds - Diversified Equity Fund" and the descriptions below under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.

AGGRESSIVE BALANCED-EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide a combination of current income and capital appreciation by diversifying investment of the Fund's assets between stocks and bonds. The Fund has the largest equity securities position of the Balanced Funds. The Fund invests in various Core Portfolios, each of which invests using a different investment style.

INVESTMENT POLICIES. The Fund is designed for investors seeking long-term capital appreciation in the equity securities market in a balanced fund. The fixed income portion of the Fund's portfolio uses the three investment styles used by Diversified Bond Fund - Managed Fixed Income style, Strategic Value Bond style and Positive Return style - in order to reduce the risk of relying on a single fixed income investment style. The equity portion of the Fund's portfolio uses the investment style of Diversified Equity Fund, which is based on a multi-style approach designed to minimize the volatility and risk of investing in equity securities.

    AGGRESSIVE BALANCED-EQUITY FUND ALLOCATION

    Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation among the Core Portfolios.

INVESTMENT STYLE                                      CURRENT ALLOCATION          RANGE OF INVESTMENT
----------------------------------------------  -------------------------------  ---------------------
Diversified Equity Fund style                         80%                             60% - 100%
  Index Portfolio                                           20%                        15% - 25%
  Income Equity Portfolio                                   20%                        15% - 25%
  Large Company style                                       20%                        15% - 25%
    Large Company Growth Portfolio                                     16%             12% - 20%
    Disciplined Growth Portfolio                                        4%              3% - 5%
  Small Company style                                        8%                        6% - 10%
    Small Company Growth Portfolio                                       2.4%          1.8% - 3%
    Small Company Value Portfolio                                        2.4%          1.8% - 3%
    Small Company Stock Portfolio                                        2.0%         1.5% - 2.5%
    Small Cap Value Portfolio                                            1.2%         0.9% - 1.5%
  International style                                       12%                        9% - 15%
    International Portfolio                                             11.4%         7.2% - 15%
    Schroder EM Core Portfolio                                           0.6%           0% - 3%
Diversified Bond Fund style                         20.0%                              0% - 40%
  Managed Fixed Income Portfolio                             10.0%                     0% - 20%
  Strategic Value Bond Portfolio                              3.33%                   0% - 6.67%
  Positive Return Bond Portfolio                              6.67%                   0% - 13.33%
                                                ---------
TOTAL FUND ASSETS                                    100%

As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest periodically effects transactions to reestablish their base allocations.

Consistent with the Fund's investment objective and policies and under the general supervision of the Board, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Board and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities.

Investors should refer to "Investment Objectives and Policies - Equity Funds - Diversified Equity Fund" and the descriptions below under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.

TEMPORARY ALLOCATIONS

In its discretion, Norwest may increase or decrease the percentage of assets of each Balanced Fund that are invested in fixed income and equity securities. When Norwest believes that a percentage reallocation will be of short duration (generally, up to 3 years), Norwest may determine to achieve the economic equivalent of a reallocation without incurring securities transaction costs by using futures contracts rather than selling and purchasing securities. Under this strategy, to the extent of the percentage asset allocation change, a Fund would not be invested in nor subject to the risks related to the types of individual securities purchased in accordance with the various investment styles used by the Fund. Rather, the Fund would be invested in and subject to the risks related to futures contracts. For a description of futures contracts and their risks, (see "Appendix A - Futures Contracts and Options.")

EQUITY FUNDS

To achieve their investment objectives, the Equity Funds invest primarily in common stocks and other equity securities. The domestic securities in which an Equity Fund invests are generally listed on a securities exchange or included in the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System but may be traded in the over-the-counter securities market. Under normal circumstances, each of the Equity Funds will invest substantially all of its assets, but not less than 65 percent of its total assets, in equity securities.

Each Equity Fund, other than Index Fund and Small Cap Opportunities Fund, may invest in foreign issuers. These investments may involve certain risks. (See "Investment Objectives and Policies - Equity Funds - International Fund - Foreign Investment Considerations and Risk Factors.") Each Fund other than Index Fund may invest in the securities of smaller companies. Small Company Stock Fund, Small Company Growth Fund and Diversified Small Cap Fund invest primarily in these securities, which entails special risks. (See "Small Company Investment Considerations and Risk Factors" below.)

INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to duplicate the return of the Standard & Poor's 500 Composite Stock Price Index. The Fund currently pursues its investment objective by investing all of its investable assets in Index Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.

INVESTMENT POLICIES. The Portfolio is designed to duplicate the return of the Standard & Poor's 500 Composite Stock Index (the "Index") with minimum tracking error, while also minimizing transaction costs. Under normal circumstances, the Portfolio will hold stocks representing 100 percent or more of the capitalization-weighted market values of the Index. Portfolio transactions for the Portfolio generally are executed only to duplicate the composition of the Index, to invest cash received from portfolio security dividends or investments in the Portfolio, and to raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents for the purpose of facilitating payment of the Portfolio's expenses or redemptions. For these and other reasons, the Portfolio's performance can be expected to approximate but not be equal to that of the Index.

The Portfolio may utilize index futures contracts to a limited extent. Index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. As no physical delivery of securities comprising the Index is made, a purchaser of index futures contracts may participate in the performance of the securities contained in the index without the required capital commitment. Index futures contracts may be used for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading or to reduce transaction costs. The Portfolio does not invest in futures contracts for speculative reasons or to leverage the Portfolio.

The Index tracks the total return performance of 500 common stocks which are chosen for inclusion in the Index by Standard & Poor's ("S&P") on a statistical basis. The inclusion of a stock in the Index in no way implies that S&P believes the stock to be an attractive investment. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 70 percent of the total market value of all U.S. common stocks. Each stock in the Index is weighted by its market value. Because of the market-value weighting, the 50 largest companies in the Index currently account for approximately 47 percent of its value. The Index emphasizes large capitalizations and, typically, companies included in the Index are the largest and most dominant firms in their respective industries.

Neither the Fund nor the Portfolio is sponsored, endorsed, sold or promoted by S&P, nor does S&P make any representation or warranty, implied or express, to the purchasers of the Portfolio or the Fund or any member of the public regarding the advisability of investing in index funds or the ability of the Index to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio or the Fund, by the owners of the Portfolio or the Fund, or by any other person or any entity from the use of the Index or any data included therein. S&P makes no express or implied warranties and hereby expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the Index or any data included therein.

INDEX FUTURES CONTRACTS. Index Portfolio may invest in index futures contracts to a limited extent. Index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contract.

The use of index futures contracts entails certain investment risks and transaction costs, including: (1) imperfect correlations between movements in the prices of futures contracts and movements in the price of the securities hedged which may cause a given hedge not to achieve its objective; (2) the fact that the skills and techniques needed to trade futures are different from those needed to select the other securities in which the Portfolio invests; (3) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Portfolio's ability to limit exposures by closing its positions; and (4) the possible need to defer closing out of certain futures contracts to avoid adverse tax consequences.

INCOME EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide long-term capital appreciation consistent with above-average dividend income. The Fund currently pursues its investment objective by investing all of its investable assets in Income Equity Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.

INVESTMENT POLICIES. Income Equity Portfolio expects to invest primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations. Primary emphasis is placed on investing in securities of companies with above-average dividend income. In selecting securities for the Portfolio, Norwest uses various valuation measures, including above-average dividend yields and below industry average price to earnings, price to book and price to sales ratios. The Portfolio considers large companies are those companies whose market capitalization is greater than the median of the Russell 1000 Index. The Portfolio also may invest in preferred stock and securities convertible into common stock and may purchase American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers. Under normal circumstances, Income Equity Portfolio will not invest more than 10% of its total assets in the securities of a single issuer.

VALUGROWTH STOCK FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide long-term capital appreciation.

INVESTMENT POLICIES. The Fund invests primarily in medium- and large-capitalization companies that, in the view of Norwest, possess above average growth characteristics and appear to be undervalued. Medium companies are those companies whose market capitalization is in the range of $500 million to $8 billion. Large companies are those companies whose market capitalization is greater than the median of the Russell 1000 Index.

The Fund seeks to identify and invest in companies whose earnings and dividends Norwest believes will grow both faster than inflation and faster than the economy in general and whose growth Norwest believes has not yet been fully reflected in the market price of the companies' shares. In seeking these investments, Norwest relies primarily on a company by company analysis (rather than on a broader analysis of industry or economic sector trends) and considers such matters as the quality of a company's management, the existence of a leading or dominant position in a major product line or market, the soundness of the company's financial position, and the maintenance of a relatively high rate of return on invested capital and shareholder's equity. Once companies are identified as possible investments, Norwest applies a number of valuation measures to determine the relative attractiveness of each company and selects those companies whose shares are most attractively priced.

The Fund also may invest in selected companies that Norwest regards as "special situations." Special situation companies often have the potential for significant future earnings growth but have not performed well in the recent past. These situations may include management turnarounds, corporate or asset restructurings, or significantly undervalued assets. These investments are the exception, not the rule, and must satisfy Norwest's valuation parameters. In addition, the Fund may invest up to 20% of its assets in securities of foreign issuers, American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers.

DIVERSIFIED EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide long-term capital appreciation while moderating annual return volatility by diversifying its investments in accordance with different equity investment styles. The Fund invests in various Core Portfolios, each of which invests using a different investment style.

INVESTMENT POLICIES. The Fund follows a "multi-style" approach designed to minimize the volatility and risk of investing in equity securities. The Fund's portfolio combines five different equity investment styles - index style, an income equity style, a large company style, a small company style and an international style. The Fund allocates the assets dedicated to large company investments to two Core Portfolios, the assets allocated to small company investments to four Core Portfolios and the assets dedicated to international investments to two Core Portfolios. The Fund utilizes different equity investment styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. Because Diversified Equity Fund blends five equity investment styles, it is anticipated that its price and return volatility will be less than that of Growth Equity Fund, which blends three equity investment styles.

    DIVERSIFIED EQUITY FUND ALLOCATION

    Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation among the Core Portfolios.

                                                 CURRENT ALLOCATION     RANGE OF INVESTMENT
                                              ------------------------  -------------------
Index Portfolio                                      25%                   23.5% - 26.5%
Income Equity Portfolio                              25%                   23.5% - 26.5%
Large Company style                                  25%                   23.5% - 26.5%
  Large Company Growth Portfolio                                  20%      18.5% - 21.5%
  Disciplined Growth Portfolio                                     5%       3.5% - 6.5%
Small Company style                                  10%                   8.5% - 11.5%
  Small Company Growth Portfolio                                   3%       1.5% - 4.5%
  Small Company Value Portfolio                                    3%       1.5% - 4.5%
  Small Company Stock Portfolio                                  2.5%         1% - 4%
  Small Cap Value Portfolio                                      1.5%         0% - 3%
International Style                                  15%                   13.5% - 16.5%
  International Portfolio                                      14.25%      10.8% - 16.5%
  Schroder EM Core Portfolio                                    0.75%        0% - 3.3%
                                              -----------
TOTAL FUND ASSETS                                   100%

As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest daily effects transactions for the Fund to reestablish its allocations.

Consistent with the Fund's investment objective and policies and under the general supervision of the Board, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Board and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities. When Norwest believes that a change in the allocation percentages is desirable, it will sell and purchase securities to effect the change.

Investors should refer to the descriptions under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.

GROWTH EQUITY FUND

INVESTMENT OBJECTIVE. Growth Equity Fund's investment objective is to provide a high level of long-term capital appreciation while moderating annual return volatility by diversifying its investments in accordance with different equity investment styles. The Fund currently invests in various Core Portfolios, each of which invests using a different investment style.

INVESTMENT POLICIES. The Fund follows a "multi-style" approach designed to reduce the volatility and risk of investing in equity securities. The Fund's portfolio combines three different equity styles - a large company growth style, a small company style and an international style. The Fund allocates the assets dedicated to small company investments to four Core Portfolios and the assets dedicated to international investments to two Core Portfolios. The Fund utilizes different equity styles in order to reduce the risk of price and return volatility associated with reliance on a single style. It is anticipated that the Fund's price and return volatility will be somewhat greater than those of Diversified Equity Fund, which blends five equity styles.

    GROWTH EQUITY FUND ALLOCATION

    Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation among the Core Portfolios.

                                              CURRENT ALLOCATION   RANGE OF INVESTMENT
                                             --------------------  -------------------
Large Company Growth Portfolio.............             35%             33% - 37%
Small Company Style........................             35%             33% - 37%
  Small Company Growth Portfolio...........           10.5%           8.5% - 12.5%
  Small Company Value Portfolio............           10.5%           8.5% - 12.5%
  Small Company Stock Portfolio............           8.75%          6.75% - 10.75%
  Small Cap Value Portfolio................           5.25%           3.25% - 7.25%
International Style........................             30%             28% - 32%
  International Portfolio..................           28.5%           22.4% - 32.0%
  Schroder EM Core Portfolio...............            1.5%             0% - 6.4%
                                               -----------
TOTAL FUND ASSETS..........................            100%

As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest daily effects transactions for the Fund to reestablish its allocations.

Consistent with the Fund's investment objective and policies and under the general supervision of the Board, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Board and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities. When Norwest believes that a change in the allocation percentages is desirable, it will sell and purchase securities to effect the change.

Investors should refer to the descriptions below under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.

LARGE COMPANY GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide long-term capital appreciation by investing primarily in large, high-quality domestic companies that the investment adviser believes have superior growth potential. The Fund currently pursues its investment objective by investing all of its investable assets in Large Company Growth Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.

INVESTMENT POLICIES. The Portfolio invests primarily in the common stock of large, high-quality domestic companies that have superior growth potential. Large companies are those companies whose market capitalization is greater than the median of the Russell 1000 Index. Market capitalization refers to the total market value of a company's outstanding shares of common stock. In selecting securities for the Portfolio, Norwest seeks issuers whose stock is attractively valued and whose fundamental characteristics both are significantly better than the market average and which support internal earnings growth capability. The Portfolio's assets may be invested in the securities of companies whose growth potential is, in Norwest's opinion, generally unrecognized or misperceived by the market. In addition, the Portfolio may invest up to 20 percent of its total assets in American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers and may attempt to reduce the overall risk of its foreign investments by using foreign currency forward contracts. (See "Investment Objectives and Policies - Equity Portfolios - International Fund - Foreign Investment Risks and Considerations.") Under normal circumstances, the Portfolio will not invest more than 10 percent of its total assets in the securities of a single issuer. The Portfolio does not currently invest in preferred stock or securities convertible into common stock but reserves the right to do so in the future.

SMALL COMPANY INVESTMENT CONSIDERATIONS AND RISK FACTORS.

ADDITIONAL INVESTMENT CONSIDERATIONS AND RISK FACTORS. While all investments have risks, investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market which can adversely affect their sale by the Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, the Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

DIVERSIFIED SMALL CAP FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide long term capital appreciation while moderating annual return volatility by diversifying its investments across different small capitalization equity investment styles.

INVESTMENT POLICIES. The Fund follows a "multi-style" approach designed to minimize the volatility and risk of investing in small capitalization equity securities. The Fund invests in various different small capitalization equity styles. The Fund uses different equity investment styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style.

    DIVERSIFIED SMALL CAP FUND ALLOCATION

    Set forth below are the ranges of investments by the Fund in each Core Portfolio and projected allocation among the Core Portfolios when the Fund achieves total assets of $15 million. Until that time, the Fund's assets will be allocated among the four Core Portfolios listed under "Small Company style", below.

                                                    CURRENT ALLOCATION     RANGE OF INVESTMENT
                                                 ------------------------  -------------------
Small Cap Index Portfolio                               40%                     38% - 42%
Small Company style                                     60%                     58% - 62%
  Small Company Stock Portfolio                                      15%        13% - 17%
  Small Company Growth Portfolio                                     18%        16% - 20%
  Small Company Value Portfolio                                      18%        16% - 20%
  Small Cap Value Portfolio                                           9%        7% - 11%
                                                 -----------
Total Fund Assets                                      100%

As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest daily effects transactions for the Fund to reestablish its allocations.

Consistent with the Fund's investment objective and policies and under the general supervision of the Board, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Board and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities. When Norwest believes that a change in the allocation percentages is desirable, it will sell and purchase securities to effect the change.

Investors should refer to the descriptions under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.

SMALL COMPANY STOCK FUND

INVESTMENT OBJECTIVE. The Fund's investment objective is long-term capital appreciation. The Fund currently pursues its investment objective by investing all of its investable assets in Small Company Stock Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.

INVESTMENT POLICIES. Small Company Stock Portfolio invests primarily in the common stock of small- and medium-size domestic companies that have a market capitalization well below that of the average company in the Standard & Poor's 500 Composite Stock Price Index. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index. Medium companies are those companies whose market capitalization is in the range of $500 million to $8 billion.

In selecting securities for the Portfolio, Norwest seek securities with significant price appreciation potential, and attempts to identify companies that show above-average growth, as compared to long-term overall market growth. The companies in which the Portfolio invests may be in a relatively early stage of development or may produce goods and services that have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product line expertise, which, in the view of Norwest, may result in an enhanced entrepreneurial spirit and greater focus, thereby allowing such companies to be successful. The Advisers believe that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger, more established entities.

Securities owned by the Portfolio that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by the Portfolio of a portfolio security, to meet redemption requests by shareholders or otherwise, may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Small Company Stock Portfolio also may invest up to 20% of its assets in American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers.

For a description of the investment considerations and risks involved in investing in small company securities, see "Investment Objectives and Policies - Equity Funds - Small Company Investment Considerations and Risk Factors."

SMALL COMPANY GROWTH FUND

INVESTMENT OBJECTIVE. The Fund's investment objective is to provide long-term capital appreciation by investing in smaller domestic companies. This objective is pursued by investing primarily in small and medium-sized domestic companies that are either growing rapidly or completing a period of significant change. The Fund currently pursues its investment objective by investing all of its investable assets in Small

Company Growth Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.

INVESTMENT POLICIES. Small Company Growth Portfolio invests primarily in the common stock of smaller domestic companies. Small companies are those companies whose market capitalization is less than the largest stock in the Russell 2,000 Index. The Portfolio considers smaller companies to be those with market capitalizations less than $1 billion at the time of the Portfolio's purchase.

In selecting securities for the Small Company Growth Fund, Norwest seeks to identify companies that are rapidly growing (usually with relatively short operating histories) or that are emerging from a period of investor neglect by undergoing a dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management or measures taken to close the gap between its share price and takeover/asset value. Norwest may invest up to 10 percent of the total assets of the Portfolio in foreign securities and in American Depository Receipts and other similar securities of foreign issuers. Norwest may not invest more than 10 percent of the total assets of the Portfolio in the securities of a single issuer. The Portfolio does not currently invest in preferred stock and securities convertible into common stock but reserves the right to do so in the future.

For a description of the investment considerations and risks involved in investing in small company securities, see "Investment Objectives and Policies - Equity Funds - Small Company Investment Considerations and Risk Factors."

SMALL CAP OPPORTUNITIES FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is capital appreciation. Current income will be incidental to the objective of capital appreciation. The Fund currently pursues its investment objective by investing all of its investable assets in Schroder U.S. Smaller Companies Portfolio, which has the same investment objective and substantially identical investment policies as the Fund. Therefore, although the following discusses the investment policies of that Portfolio, it applies equally to the Fund.

INVESTMENT POLICIES. Schroder U.S. Smaller Companies Portfolio seeks to achieve its investment objective by investing primarily in equity securities of companies domiciled in the United States that, at the time of purchase, have market capitalizations of $1.5 billion or less.

In its investment approach, Schroder attempts to identify securities of companies which it believes can generate above average earnings growth, selling at favorable prices in relation to book values and earnings. As part of the investment decision, Schroder's assessment of the competency of an issuer's management will be an important consideration. These criteria are not rigid, and other investments may be included in the Portfolio if they may help the Portfolio to attain its objective.

The Portfolio will invest principally in equity securities (common stocks, securities convertible into common stocks or, subject to special limitations, rights or warrants to subscribe for or purchase common stocks). The Portfolio may also invest to a limited degree in non-convertible debt securities and preferred stocks when, in the opinion of Schroder, such investments are warranted to achieve the Portfolio's investment objective.

The Portfolio may invest in securities of small, unseasoned companies (which, together with any predecessors, have been in operation for less than three years), as well as in securities of more established companies. In view of the volatility of price movements of the former, the Portfolio currently intends to invest no more than 5% of its total assets in securities of small, unseasoned issuers.

Although there is no minimum rating for debt securities (convertible or non-convertible) in which the Portfolio may invest, it is the present intention of the Portfolio to invest no more than 5% of its net assets in debt securities rated below the fourth highest rating category. These securities are commonly known as "high yield/high risk" securities or "junk bonds." The Portfolio will not invest in debt securities that are in default. High yield/high risk securities are predominantly speculative with respect to the capacity to pay interest and repay principal and generally involve a greater volatility of price than securities in higher rated categories. The Portfolio is not obligated to dispose of securities due to changes by the rating agencies. (See "Additional Investment Policies and Risk Considerations - Debt Securities.") (See the SAI for information about the risks associated with investing in junk bonds.)

For a description of the investment considerations and risks involved in investing in small company securities, see "Investment Objectives and Policies -- Equity Funds -- Small Company Investment Considerations and Risk Factors."

OPTIONS AND FUTURES TRANSACTIONS. While the Portfolio does not presently intend to do so, it may write covered call options and purchase certain put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as "Hedging Instruments." In general, the Portfolio may use Hedging Instruments: (1) to attempt to protect against declines in the market value of the Portfolio's securities and thus protect the Fund's net asset value per share against downward market trends; or (2) to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities. The Portfolio will not use Hedging Instruments for speculation. The Hedging Instruments which the Portfolio is authorized to use have certain risks associated with them. Principal among such risks are: (1) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (2) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (3) possible losses resulting from the inability of the Portfolio's investment adviser to correctly predict the direction of stock prices, interest rates and other economic factors. The Hedging Instruments the Portfolio may use and the risks associated with them are described in greater detail in the SAI.

CONTRARIAN STOCK FUND

INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek capital appreciation by investing primarily in common stocks for which Norwest believes there is significant potential for price appreciation.

INVESTMENT POLICIES. The basic premise of Norwest's "contrarian" investment approach is to purchase stocks whose prices are temporarily depressed, either because they are out-of-favor with, or simply ignored by, the investment community. Norwest believes that security prices change more than fundamental investment values, as consensus thinking often results in severe undervaluation of securities whose immediate problems are obvious and whose longer term prospects are, therefore, viewed too negatively. This consensus pessimism can create investment opportunity.

The basis of Norwest's contrarian investment approach is the comparison of the value and the price of a security. Norwest generally analyzes a security's value in terms of recovery earnings and potential share price over a three-year investment time horizon. Typically, stocks that Norwest considers for purchase will tend to have significantly depressed prices and relatively low price/book value ratios.

The Fund may invest up to 20% of its assets in securities of foreign issuers and in sponsored and unsponsored American Depository Receipts. For a description of the investment considerations and risk factors of investing in foreign securities, (see "Investment Objectives and Policies - Equity Funds - International Fund - Foreign Investment Considerations and Risk Factors.") The Fund may also invest in convertible securities, including convertible debt and convertible preferred stock, that may be rated in any category by an NRSRO or may be unrated.

The Fund also may invest in corporate debt obligations and U.S. Government Securities. These instruments may have fixed, floating or variable rates of interest. These debt securities must be rated in one of the three highest rating categories by an NRSRO or, if unrated by any NRSRO, judged by Norwest to be of comparable quality. (See "Additional Investment Policies and Risk Considerations - Fixed Income Investments and Their Characteristics.")

ADDITIONAL INVESTMENT CONSIDERATIONS AND RISK FACTORS. The Fund's policy of investing in securities that may be temporarily out of favor differs from the investment approach followed by many other mutual funds with a similar investment objective. Such mutual funds typically do not invest in securities that have declined sharply in price, are not widely followed, or are issued by companies that may have reported poor earnings or that may have suffered a cyclical downturn in business. Norwest believes, however, that purchasing securities depressed by temporary factors may provide investment returns superior to those obtained when premium prices are paid for issues currently in favor.

INTERNATIONAL FUND

The Fund is designed for investors who desire to achieve international diversification of their investments by participating in foreign securities markets. Because international investments generally involve risks in addition to those risks associated with investments in the United States, the Fund should be considered only as a vehicle for international diversification and not as a complete investment program.

INVESTMENT OBJECTIVE. The investment objective of the Fund is to provide long-term capital appreciation by investing directly or indirectly in high quality companies based outside the United States. The Fund currently pursues its investment objective by investing in two Core Portfolios, International Portfolio and Schroder EM Core Portfolio, each of which invests using a different investment style.

INVESTMENT POLICIES. The Fund follows a "multi-style" approach designed to minimize the volatility and risk of investing in international equity securities. The Fund's investment portfolio combines two different investment styles - an international equity investment style and an international emerging markets equity investment style.

    INTERNATIONAL FUND ALLOCATION

    Set forth below are the ranges of investments by the Fund in each Core Portfolio and current allocation among the Core Portfolios.

                                                             CURRENT
                                                           ALLOCATION   RANGE OF INVESTMENT
                                                           -----------  -------------------
International Portfolio                                           95%       80% - 100%
Schroder EM Core Portfolio                                         5%        0% - 20%
                                                           -----------
TOTAL FUND ASSETS                                                100%

As market values of the Fund's assets change, the percentage of Fund assets invested in each Core Portfolio may temporarily deviate from the current allocations. In response thereto, Norwest daily effects transactions for the Fund to reestablish its allocations.

Consistent with the Fund's investment objective and policies and under the general supervision of the Board, Norwest may make changes in the foregoing percentage allocations at any time Norwest deems appropriate, including in response to market and other conditions. In addition, upon approval of the Board and notification of shareholders, the Fund may invest in additional or fewer Core Portfolios or invest directly in portfolio securities. When Norwest believes that a change in the allocation percentages is desirable, it will sell and purchase securities to effect the change.

Investors should refer to the descriptions below under "Investment Objectives and Policies - Core Portfolio Descriptions" for a discussion of the investment objectives, policies and risks involved in the investments and investment techniques of each investment style.

CORE PORTFOLIO DESCRIPTIONS

MONEY MARKET PORTFOLIO and PRIME MONEY MARKET PORTFOLIO. (See "Investment Objectives and Policies - Money Market Funds - Cash Investment Fund and Ready Cash Investment Fund.")

POSITIVE RETURN BOND PORTFOLIO. Positive Return Bond Portfolio seeks positive total return each calendar year regardless of the bond market by investing in a portfolio of U.S. Government and corporate fixed income investments. The Portfolio's assets are divided into two components, short bonds with maturities (or average life) of 2 years or less and long bonds with maturities of 25 years or more. Shifts between short bonds and long bonds are made based on movement in the prices of bonds rather than on the Advisers' forecast of interest rates. During periods of falling prices (generally, increasing interest rate environments) long bonds are sold to protect capital and limit losses. Conversely, when bond prices rise, long bonds are purchased. Accordingly, the average maturity of the Portfolio will vary. It is anticipated that under normal circumstances the Portfolio will have an average dollar-weighted maturity of between 1 and 30 years.

Under normal circumstances, at least 50 percent of the net assets of the Portfolio will be invested in U.S. Government Securities, including Treasury securities. All securities will be, at the time of purchase: (1) rated in one of the two highest long-term rating categories assigned by a NRSRO such as Moody's Investors Service, Standard & Poor's and Fitch Investors Service, L.P.; or (2) unrated and determined by the Advisers to be of comparable quality. No more than 25 percent of those securities may be in the second highest rating category. Investments may include zero-coupon securities, securities with variable or floating rates of interest and asset-backed securities, but only 25 percent of the net assets allocated to this investment style may be invested in each of these types of securities. The Portfolio may not invest in convertible securities, mortgage pass-through securities or private placement securities. Within these constraints, the Advisers purchase securities that they believe have above-average yields.

STABLE INCOME PORTFOLIO. (See "Investment Objectives and Policies - Fixed Income Funds - Stable Income Fund.")

MANAGED FIXED INCOME PORTFOLIO. Managed Fixed Income Portfolio seeks consistent fixed income returns by investing primarily in investment grade intermediate-term obligations. The Portfolio invests in a diversified portfolio of fixed and variable rate U.S. dollar denominated, fixed income securities of a broad spectrum of United States and foreign issuers, including U.S. Government Securities and the debt securities of financial institutions, corporations, and others. The Advisers emphasize the use of intermediate maturity securities to lessen duration risk (as described below), while employing low risk yield enhancement techniques to enhance return over a complete economic or interest rate cycle. Intermediate-term obligations comprise securities with maturities of between 2 and 20 years.

The Portfolio may invest in mortgage-backed securities and other asset-backed securities, although these investments are limited to not more than 50 percent and 25 percent, respectively, of the portfolio's total assets. As part of its asset-backed securities investments, the Portfolio may enter into "dollar roll" transactions and may purchase stripped mortgage-backed securities. The Advisers may invest any amount of the portfolio's assets in U.S. Government Securities, or in the securities of financial institutions, corporations, and others. The Portfolio may invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred to as "private placements" or "restricted securities"). In addition, the Portfolio may not invest more than 30 percent of its total assets in the securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury.

The Portfolio may invest up to 10 percent of its total assets invested in this style in participations purchased from financial institutions in loans or securities in which the Portfolio may invest directly. The Portfolio may also invest up to 10 percent of its total assets in each of: (1) obligations issued or guaranteed by the governments of countries which Norwest believes do not present undue risk or by those countries' political subdivisions, agencies or instrumentalities; (2) obligations of supranational organizations; and (3) obligations of the states, territories or possessions of the United States and their subdivisions, authorities and corporations ("municipal securities").

The Portfolio only purchases securities that are rated, at the time of purchase, within the four highest long-term or two highest short-term rating categories assigned by an NRSRO, such as Moody's Investors Service, Standard & Poor's or Fitch Investors Service, L.P., or which are unrated and determined by Norwest to be of comparable quality. (See "Additional Investment Policies and Risk Considerations - Rating Matters.")

The Portfolio invests in debt obligations with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 30 years. Under normal circumstances, the Portfolio will have an average dollar-weighted portfolio maturity of between 3 and 12 years and a duration of between 2 and 6 years. Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and, accordingly, is a measure of price sensitivity to interest rate changes ("duration risk"). Because earlier payments on a debt security have a higher present value, duration of a security, except a zero-coupon security, is less than the security's stated maturity.

In order to manage the Portfolio's exposure to different types of investments, the Portfolio may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate caps, floors and collars. The Portfolio may also engage in certain strategies involving options (both exchange-traded and over-the-counter) to attempt to enhance the Portfolio's return and may attempt to reduce the overall risk of its investments ("hedge") by using options and futures contracts. The Advisers' ability to use these strategies may be limited by market considerations, regulatory limits and tax considerations. The Advisers may on behalf of the Portfolio write covered call and put options, buy put and call options, buy and sell interest rate futures contracts and buy options and write covered options on those futures contracts. An option is covered if, so long as the Portfolio is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains a segregated account of liquid debt instruments with a value at all times sufficient to cover the Portfolio's obligations under the option.

STRATEGIC VALUE BOND PORTFOLIO. (See "Investment Objective and Policies - Fixed Income Funds - Total Return Bond Fund - Investment Policies (after January 9,
1998)").

TOTAL RETURN BOND PORTFOLIO. (See "Investment Objectives and Policies - Fixed Income Funds - Total Return Bond Fund.")

INDEX PORTFOLIO. (See "Investment Objectives and Policies - Equity Funds - Index Fund.")

INCOME EQUITY PORTFOLIO. (See "Investment Objectives and Policies - Equity Funds
- Income Equity Fund.")

LARGE COMPANY GROWTH PORTFOLIO. (See "Investment Objectives and Policies - Equity Funds - Large Company Growth Fund.")

DISCIPLINED GROWTH PORTFOLIO. Disciplined Growth Portfolio seeks capital appreciation by investing in common stocks of larger companies. Disciplined Growth Portfolio seeks greater long-term returns by investing primarily in the common stock of companies that, in the view of the investment adviser, possess above average potential for growth. The average market capitalization of the companies in which the Portfolio invests will be greater than $5 billion.

The Portfolio seeks to identify growth companies that will report a level of corporate earnings that exceed the level expected by investors. In seeking these companies, the investment adviser uses both quantitative and fundamental analysis. Among the factors that the investment adviser considers are changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. The investment adviser uses a variety of valuation measures to determine whether the share price already reflects any positive fundamentals identified by the investment adviser. In addition to approximately equal weighting of portfolio securities, the investment adviser attempts to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality and valuation.

SMALL COMPANY STOCK PORTFOLIO. (See "Investment Objectives and Policies - Equity Funds - Small Company Stock Fund.")

SMALL COMPANY GROWTH PORTFOLIO. (See "Investment Objectives and Policies - Equity Funds - Small Company Growth Fund.")

SMALL COMPANY VALUE PORTFOLIO. Small Company Value Portfolio seeks to provide long-term capital appreciation by investing primarily in smaller companies. The Portfolio invests primarily in the common stock of companies that have a market capitalization well below that of the average company in the Standard & Poor's 500 Composite Stock Price Index. Smaller companies are those companies whose market capitalization is less than the largest stock in the Russell 2000 Index.

The Advisers focus on securities that are conservatively valued in the marketplace relative to their underlying fundamentals. Value investing provides investors with a less aggressive way to take advantage of growth opportunities of small companies. The Advisers seek to invest in stocks priced low relative to the stock of comparable companies, determined by price/earnings ratios, cash flows or other measures. Value investing therefore may reduce downside risk while offering potential for capital appreciation as a stock gains favor among other investors and its stock price rises.

For a description of the investment considerations and risks involved in investing in small company securities, see "Investment Objectives and Policies - Equity Funds - Small Company Investment Considerations and Risk Factors."

SMALL CAP VALUE PORTFOLIO. Small Cap Value Portfolio seeks capital appreciation by investing in common stocks of smaller companies. Small Cap Value Portfolio seeks higher growth rates and greater long-term returns by investing primarily in the common stock of smaller companies that, in the view of the investment adviser, are undervalued. Under normal circumstances, the Portfolio will invest substantially all of its assets, but not less than 65% of its net assets, in securities of companies with a market capitalization which reflects the market capitalization of companies included in the Russell 2000 Index.

The Portfolio invests in those smaller companies that the investment adviser believes to be undervalued and which will report a level of corporate earnings exceeding the level expected by investors. The determination of value is based upon both the price to earnings ratio of the company and a comparison of the public market value of the company to a proprietary model that values the company in the private market. In seeking companies that will report a level of earnings exceeding that expected by investors, the investment adviser uses both quantitative and fundamental analysis. Among the factors that the investment adviser considers are changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and the fundamental business outlook for the company.

For a description of the investment considerations and risks involved in investing in small company securities, see "Investment Objectives and Policies - Equity Funds - Small Company Investment Considerations and Risk Factors."

SMALL CAP INDEX PORTFOLIO. Small Cap Index Portfolio seeks to replicate the return of the Standard & Poor's Small Cap 600 Composite Stock Price Index (the "Index"). The Portfolio is designed to replicate the return of the Index with minimum tracking error, while also minimizing transaction costs. Under normal circumstances, the Portfolio will hold stocks representing 100% of the capitalization-weighted market values of the Index. Portfolio transactions for the Portfolio generally are executed only to duplicate the composition of the Index, to invest cash received from portfolio security dividends or investments in the Portfolio, and to raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents for the purpose of facilitating payment of the Portfolio's expenses or redemptions. Cash positions may be invested in short-term money market instruments, hedged with S&P 500 Index futures. For these and other reasons, the Portfolio's performance can be expected to approximate but not be equal to that of the Index.

Small Cap Index Portfolio may utilize index futures contracts to a limited extent. Index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. As no physical delivery of securities comprising the Index is made, a purchaser of index futures contracts may participate in the performance of the securities contained in the index without the required capital commitment. Index futures contracts may be used for several reasons: to simulate full investment in the underlying index while retaining a cash balance for portfolio management purposes; to facilitate trading; or to reduce transaction costs. The Portfolio does not invest in futures contracts for speculative reasons or to leverage the Portfolio. (See "Investment Objectives and Policies - Equity Funds - Index Fund - Index Futures Contracts".)

The Index tracks the total return performance of 600 common stocks which are chosen for inclusion in the Index by Standard & Poor's Corporation ("S&P") on a statistical basis. The inclusion of a stock in the Index in no way implies that S&P believes the stock to be an attractive investment. The 600 securities, most of which trade on the New York Stock Exchange, represent 4% of the total market value of all U.S. common stocks. The Index is comprised of industrial, utility, financial and transportation companies and is a market-value weighted index, with each stock's weight in the Index proportionate to its market value.

Small Cap Index Portfolio is not sponsored, endorsed, sold or promoted by S&P, nor does S&P make any representation or warranty, implied or express, to the investors in the Portfolio or any member of the public regarding the advisability of investing in index funds or the ability of the Index to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the Index or any data included therein.

S&P makes no warranty, express or implied, as to the results to be obtained by Small Cap Index Portfolio, by the investors in the Portfolio, or by any other person or any entity from the use of the Index or any data included therein. S&P makes no express or implied warranties and hereby expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the Index or any data included therein.

INTERNATIONAL PORTFOLIO. The investment objective of International Portfolio is to provide long-term capital appreciation by investing directly or indirectly in high quality companies based outside the United States. The Portfolio selects its investments on the basis of their potential for capital appreciation without regard to current income. International Portfolio also may invest in the securities of domestic closed-end investment companies investing primarily in foreign securities and may invest in debt obligations of foreign governments or their political subdivisions, agencies or instrumentalities, of supranational organizations and of foreign corporations. International Portfolio's investments will be diversified among securities of issuers in foreign countries including, but not limited to, Japan, Germany, the United Kingdom, France, The Netherlands, Hong Kong, Singapore and Australia. In general, International Portfolio will invest only in securities of companies and governments in countries that Schroder, in its judgment, considers both politically and economically stable. International Portfolio has no limit on the amount of its assets that may be invested in any one type of foreign instrument or in any foreign country; however, to the extent International Portfolio concentrates its assets in a foreign country, it will incur greater risks.

International Portfolio may purchase preferred stock and convertible debt securities, including convertible preferred stock, and may purchase American Depository Receipts, European Depository Receipts or other similar securities of foreign issuers. International Portfolio also may enter into foreign exchange contracts, including forward contracts to purchase or sell foreign currencies, in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss to International Portfolio from adverse movements in currency values, the contracts also limit possible gains from favorable movements.

FOREIGN CURRENCY CONTRACTS. Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. When investing in foreign securities, International Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. International Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

International Portfolio may enter into foreign currency forward contracts or currency futures or options contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which International Portfolio has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. This method of attempting to hedge the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. International Portfolio does not intend to maintain a net exposure to such contracts where the fulfillment of International Portfolio's obligations under such contracts would obligate International Portfolio to deliver an amount of foreign currency in excess of the value of International Portfolio's portfolio securities or other assets denominated in the currency. International Portfolio will enter into these contracts for speculative purposes or enter into non-hedging currency contracts. These contracts involve a risk of loss if Schroder fails to predict currency values correctly. International Portfolio has no present intention to enter into currency futures or options contracts but may do so in the future.

FOREIGN INVESTMENT RISKS. All investments, domestic and foreign, involve certain risks. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors' assets.

Moreover, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available to shareholders; commission rates payable on foreign transactions are generally higher than in the U.S.; foreign accounting, auditing and financial reporting standards differ from those in the U.S. and, accordingly, less information may be available about foreign companies than is available about issuers of comparable securities in the U.S.; and foreign securities may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will also affect the value in U.S. dollars of all foreign currency-denominated securities held by the Portfolio. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies. A decline in the value of a particular foreign currency against the U.S. dollar occurring after the Portfolio's income has been earned and computed in U.S. dollars may require the Portfolio to liquidate portfolio securities to acquire sufficient U.S. dollars to fund redemptions. Similarly, if the exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the Portfolio may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

SCHRODER EM CORE PORTFOLIO. The investment objective of Schroder EM Core Portfolio is to seek to achieve long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. Current income is incidental to the Portfolio's objective.

The Portfolio may invest, under normal market conditions, up to 65% of its total assets in emerging market equity and debt securities, including common stocks; convertible preferred stocks; stock rights and warrants; convertible debt securities; and non-convertible debt securities. (Investments in stock rights and warrants will not be considered for purposes of determining compliance with this policy.) The Portfolio may invest up to 35% of its total assets in high-risk debt securities that are unrated or rated below investment grade. The Portfolio may be able to invest in certain emerging markets solely or primarily through governmentally authorized investment companies or vehicles. When investing through investment companies, the Portfolio may pay substantial premiums above such investment companies' net asset value per share. The Portfolio does not intend to invest in other investment companies unless, in the judgment of Schroder, the potential benefits of such investment justify the payments of any applicable premiums or sales charges.

In recent years, many emerging market countries have begun programs of economic reform: removing import tariffs, dismantling trade barriers, deregulating foreign investment, privatizing state-owned industries, permitting the value of their currencies to float against the dollar and other major currencies, and generally reducing the level of state intervention in industry and commerce. Important intra-regional economic integration also holds the promise of greater trade and growth. At the same time, significant progress has been made in restructuring the heavy external debt burden that certain emerging market countries accumulated during the 1970s and 1980s. While there is no assurance that these trends will continue, Schroder will seek out attractive investment opportunities in these countries.

"Emerging market" countries are all those not included in the Morgan Stanley Capital International World Index ("MSCI World") of major world economies. If, however, the investment adviser determines that the economy of a MSCI World-listed country is an emerging market economy, Schroder may include such country in the emerging market category. The Portfolio will not necessarily seek to diversify investments on a geographic basis and may invest more than 25% of its total assets in issuers located in any one country.

Schroder EM Core Portfolio may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring.

4. ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS

GENERAL INFORMATION

Each Fund's (and each Core Portfolios') investment objective and all investment policies of the Funds (and the Core Portfolios) that are designated as fundamental may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund (or the Portfolio). A majority of outstanding voting securities means the lesser of 67% of the shares present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present or represented, or more than 50% of the outstanding shares. Except as otherwise indicated, investment policies of the Funds are not deemed to be fundamental and may be changed by the Board without shareholder approval. Likewise, non-fundamental investment policies of the Core Portfolios may be changed by the respective Core Trust's board of trustees ("Core Board") without shareholder approval.

Unless otherwise indicated below, the discussion below of the investment policies of a Fund investing in a single Core Portfolio also refers to the investment policies of that Core Portfolio. A further description of the Funds' investment policies, including additional fundamental policies, is contained in the SAIs.

As used herein, the term U.S. Government Securities means obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. These policies relate to each Fund and, unless otherwise noted, not to a portion of a Fund invested in a particular investment style.

As part of its regular banking operations, Norwest Bank may make loans to public companies. Thus, it may be possible, from time to time, for a Fund to hold or acquire the securities of issuers which are also lending clients of Norwest Bank. A lending relationship will not be a factor in the selection of portfolio securities for a Fund.

GENERAL MONEY MARKET FUND GUIDELINES

Each Money Market Fund (which for purposes of this section, also includes Money Market Portfolio and Prime Money Market Portfolio) invests only in high quality, short-term money market instruments that are determined by Norwest, pursuant to procedures adopted by the Board, to be eligible for purchase and to present minimal credit risks. Each Fund will invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act")) and will maintain a dollar-weighted average portfolio maturity of 90 days or less. Securities with ultimate maturities of greater than 397 days may be purchased in accordance with Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities, as described below, may be purchased. The securities in which the Funds may invest may have fixed, variable or floating rates of interest.

Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities, each Fund will not invest more than 5% of its total assets in the securities of any one issuer. Also, a Fund may not purchase a security if the value of all securities held by the Fund and issued or guaranteed by the same issuer (including letters of credit in support of a security) would exceed 10% of the Fund's total assets. Those requirements apply with respect to only 75% of the total assets of Municipal Money Market Fund. In addition, to ensure adequate liquidity, no Fund may invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

As used herein, high quality instruments include those that: (1) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO; or (2) are otherwise unrated and determined by Norwest, pursuant to guidelines adopted by the Board, to be of comparable quality. Except for Municipal Money Market Fund, each Fund will invest at least 95% of its total assets in securities in the highest rating category as determined pursuant to Rule 2a-7. A description of the rating categories of Standard & Poor's, Moody's Investors Service and certain other NRSROs is contained in the SAI.

The market value of the interest-bearing debt securities held by the Funds, including municipal securities, will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates; (I.E., a decline in interest rates produces an increase in market value, while an increase in rates produces a decrease in market value.) Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of that security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of debt securities, including municipal securities, are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The possibility exists, therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may be materially affected.

Although each Fund only invests in high quality money market instruments, an investment in the Fund is subject to risk even if all securities in the Fund's portfolio are paid in full at maturity. All money market instruments, including U.S. Government Securities, can change in value as a result of changes interest rates and/or the issuer's actual or perceived creditworthiness.

COMMON POLICIES OF THE FUNDS

BORROWING

As a fundamental policy, each Money Market Fund, Income Fund, Total Return Bond Fund, each Tax-Free Fixed Income Fund, ValuGrowth Stock Fund, Small Company Stock Fund, Small Cap Opportunities Fund and Contrarian Stock Fund may borrow money from banks or by entering into reverse repurchase agreements and will limit borrowings to amounts not in excess of 33 1/3% of the value of the Fund's total assets. As a fundamental policy, Stable Income Fund, Intermediate Government Income Fund, Limited Term Government Income Fund, Diversified Bond Fund, the Balanced Funds, Index Fund, Income Equity Fund, Diversified Equity Fund, Growth Equity Fund, Large Company Growth Fund, Small Company Growth Fund, Diversified Small Cap Fund and International Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, but not in excess of 33 1/3% of the value of a Fund's net assets. For each Fund and the Core Portfolios, borrowing for other than temporary or emergency purposes or meeting redemption requests may not exceed 5% of the value of each Fund's assets except in the case of Intermediate Government Income Fund, Diversified Bond Fund and, with respect to their assets invested in Managed Fixed Income Portfolio, the Balanced Funds. Each Fund may enter into reverse repurchase agreements. When a Fund establishes a segregated account to limit the amount of leveraging of the Fund with respect to certain investment techniques, such as reverse repurchase agreements, the Fund does not treat those techniques as involving borrowings (although they may have characteristics and risks similar to borrowings and result in the Fund's assets being leveraged). (See "Appendix A - Borrowing and Techniques Involving Leverage.")

REPURCHASE AGREEMENTS AND LENDING OF PORTFOLIO SECURITIES

Each Fund (except for Treasury Fund) may enter into repurchase agreements and may lend securities from its portfolio to brokers, dealers and other financial institutions. These investments may entail certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, a Fund may have difficulties in exercising its rights to the underlying securities, may incur costs and experience time delays in disposing of them and may suffer a loss.

Repurchase agreements are transactions in which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. When a Fund lends a security it receives interest from the borrower or from investing cash collateral. The Trust maintains possession of the purchased securities and any underlying collateral in these transactions, the total market value of which on a continuous basis is at least equal to the repurchase price or value of securities loaned, plus accrued interest. The Funds may pay fees to arrange securities loans and each Fund will limit securities lending to not more than 33 1/3% (25% in the case of Small Cap Opportunities Fund) of the value of its total assets.

DIVERSIFICATION AND CONCENTRATION

Each Fund (other than Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free Fund and Minnesota Tax-Free Fund) is diversified as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). As a fundamental policy, with respect to 75% of its assets, a diversified fund may not purchase a security (other than a U.S. Government Security or shares of investment companies) if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer. Except for Cash investment Fund and Ready Cash Investment Fund, each Fund is prohibited from concentrating its assets in the securities of issuers in any industry. As a fundamental policy, no Fund (other than Cash Investment Fund and Ready Cash Investment Fund, may purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry. This limit does not apply to investments in U.S. Government Securities, foreign government securities or repurchase agreements covering U.S. Government Securities. Each Fund reserves the right to invest up to 100% of its investable assets in one or more investment companies such as the Core Portfolios.

ILLIQUID SECURITIES

Each of the Funds limits its purchase of illiquid securities. No Fund may knowingly acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 15 percent (10 percent in the case of the Money Market Funds) of the Fund's net assets taken at current value would be invested in securities which are not readily marketable. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and include, among other things, repurchase agreements not entitling the holder to payment within seven days and restricted securities (other than those determined to be liquid pursuant to guidelines established by the Board or Core Board). Under the supervision of the Board or Core Board, the Advisers determine and monitor the liquidity of the portfolio securities.

FIXED INCOME INVESTMENTS AND THEIR CHARACTERISTICS

Although each Fund (other than Minnesota Intermediate Tax-Free Fund, Minnesota Tax-Free Fund and Small Cap Opportunities Fund) only invests in investment grade fixed income securities, including money market instruments, an investment in a Fund is subject to risk even if all fixed income securities in the Fund's portfolio are paid in full at maturity. The Fixed Income Funds and, with respect to their assets invested in fixed income investment styles, the Balanced Funds, will invest in securities rated in the categories specified by their investment policies. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates or the issuers actual or perceived creditworthiness or ability to meet its obligations.

The market value of the interest-bearing debt securities held by the Funds, including municipal securities, will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. Moreover, the longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of debt securities, including municipal issuers, are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors which may restrict the ability of any issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists that the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Fixed income securities include those issued by the governments of foreign countries or by those countries' political subdivisions, agencies or instrumentalities as well as by supranational organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank. To the extent otherwise permitted, the Funds may invest in these securities if an investment adviser believes that the securities do not present risks inconsistent with a Funds' investment objective.

VARIABLE AND FLOATING RATE SECURITIES. The securities in which the Funds invest (including mortgage-related securities) may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Fund to maintain a stable net asset value. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to Treasury or other government securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities (including mortgage-related securities) pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as "inverse floaters"). For instance, upon reset the interest rate payable on a security may go down when the underlying index has risen. During times when short-term interest rates are relatively low as compared to long-term interest rates a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This form of leverage may have the effect of increasing the volatility of the security's market value while increasing the security's, and thus the Fund's, yield.

There may not be an active secondary market for certain floating or variable rate instruments (particularly inverse floaters and similar instruments) which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights (such as puts) it may have. A Fund could, for this or other reasons, suffer a loss with respect to those instruments. Norwest monitors the liquidity of each Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

The Funds, except U.S. Government Fund and Treasury Fund, also may purchase variable and floating rate demand notes of corporations, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay their outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Funds intend to purchase these securities only when Norwest believes the interest income from the instrument justifies any principal risks associated with the instrument. The Advisers may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that an Adviser will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

RATING MATTERS

The Funds' investments are subject to credit risk relating to the financial condition of the issuers of the securities that each Fund holds. To limit credit risk, each Fund (other than Minnesota Intermediate Tax-Free Fund, Minnesota Tax-Free Fund, Diversified Bond Fund, Income Fund and Strategic Value Bond Fund) Small Cap Opportunities Fund) will generally buy debt securities that are rated in the top four long-term rating categories by an NRSRO or in the top two short-term rating categories by an NRSRO, although certain Funds have greater restrictions. Accordingly, the lowest permissible long-term investment grades for corporate bonds, including convertible bonds, are "Baa" in the case of Moody's Investor Service ("Moody's") and "BBB" in the case of Standard & Poor's ("S&P") and Fitch Investors Services, L.P. ("Fitch"); the lowest permissible long-term investment grades for preferred stock are "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; and the lowest permissible short-term investment grades for short-term debt, including commercial paper, are Prime-2 (P-2) in the case of Moody's, "A-2" in the case of S&P and "F-2" in the case of Fitch.

The Funds also may purchase unrated securities if the Fund's Adviser determines the security to be of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities. Each Fund may retain a security whose rating has been lowered below the Fund's lowest permissible rating category (or that are unrated and determined by an Adviser to be of comparable quality to securities whose rating has been lowered below the Fund's lowest permissible rating category) if an Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

TEMPORARY DEFENSIVE POSITION

When business or financial conditions warrant, each Fund may assume a temporary defensive position and invest without limit in cash or prime quality cash equivalents, including: (1) short-term U.S. Government Securities; (2) certificates of deposit, bankers acceptances and interest-bearing savings deposits of commercial banks doing business in the United States (United States banks in the case of Small Cap Opportunities Fund); (3) commercial paper; (4) repurchase agreements; and (5) shares of money market funds registered under the 1940 Act within the limits specified therein. During periods when and to the extent that a Fund has assumed a temporary defensive position, it may not be pursuing its investment objective. Prime quality instruments are those that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the investment adviser to be of comparable quality. Apart from temporary defensive purposes, a Fund may at any time invest a portion of its assets in cash and cash equivalents as described above (in United States banks in the case of Small Cap Opportunities Fund). Except during periods when the Fund assumes a temporary defensive position, each Equity Fund and Aggressive Balanced - Equity Fund will have at least 65% of its total assets invested in common stock and International Fund will have at least 65% of its net assets invested in securities of companies domiciled outside the United States. International Portfolio and Schroder EM Core Portfolio and may hold cash and bank instruments denominated in any major foreign currency.

When a Tax-Exempt Fixed Income Fund assumes a temporary defensive position, it is likely that its shareholders will be subject to federal and applicable state income taxes on a greater portion of their income dividends received from the Fund.

PORTFOLIO TRANSACTIONS

The Advisers monitor the creditworthiness of counterparties to the Funds' transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal credit risks and the benefits from the transaction justify the attendant risks.

The Advisers place orders for the purchase and sale of assets they manage with brokers and dealers selected by and in the discretion of the respective adviser. The Advisers seek "best execution" for all portfolio transactions, but a Fund may pay higher than the lowest available commission rates when an investment adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to accrue to a Fund that invests in foreign securities than would be the case for comparable transactions effected on U.S. securities exchanges.

Subject to the Funds' policy of obtaining the best price consistent with quality of execution of transactions, each investment adviser may employ broker-dealer affiliates of the investment adviser (collectively "Affiliated Brokers") to effect brokerage transactions for the Funds. The Fund's payment of commissions to Affiliated Brokers is subject to procedures adopted by the Board or the Core Boards, to provide that the commissions will not exceed the usual and customary broker's commissions charged by unaffiliated brokers. No specific portion of a Fund's brokerage will be directed to Affiliated Brokers and in no event will a broker affiliated with the investment adviser directing the transaction receive brokerage transactions in recognition of research services provided to the adviser. The investment advisers may effect transactions for the Funds (or the Portfolios) through brokers who sell Fund shares. The Funds have no obligation to deal with any specific broker or dealer in the execution of portfolio transactions.

The frequency of portfolio transactions of a Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time a Fixed Income Fund or Tax-Exempt Fixed Income Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. The Funds' portfolio turnover is reported under "Financial Highlights." Norwest anticipates that the annual portfolio turnover rate of Limited Term Government Income Fund, Minnesota Intermediate Tax-Free Fund, and Diversified Small Cap Fund will be less than 100% in their first year of operations. An annual portfolio turnover rate of 100% would occur if all of the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund or a Portfolio and a possible increase in short-term capital gains or losses.

5. MANAGEMENT OF THE FUNDS

The business of the Trust is managed under the direction of the Board of Trustees, and the business of each Core Portfolio is managed under the direction of that investment company's Core Board. The Board formulates the general policies of the Funds and meets periodically to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Funds and the Trust. The Board consists of eight persons.

INVESTMENT ADVISORY SERVICES

NORWEST INVESTMENT MANAGEMENT. Subject to the general supervision of the Board, Norwest Investment Management, Inc. makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program or oversees the investment decisions of the investment subadvisers, as applicable. Norwest provides its investment advisory services indirectly to each Fund that operates in a Core and Gateway Structure (other than Schroder U.S. Smaller Companies Portfolio, Schroder EM Core Portfolio and International Portfolio) through its investment advisory services of the Core

Portfolios. In addition, subject to the general supervision of the Board, Norwest continuously reviews and determines the allocation of the assets of Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Diversified Small Cap Fund and International Fund among the various investment styles and Core Portfolios in which those Funds invest. Norwest, which is located at Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55479, is an indirect subsidiary of Norwest Corporation, a multi-bank holding company that was incorporated under the laws of Delaware in 1929. As of June 30, 1997, Norwest Corporation had assets of $83.6 billion, which made it the 11th largest bank holding company in the United States. As of June 30, 1997, Norwest and its affiliates managed assets with a value of approximately $52.9 billion.

SMALL CAP OPPORTUNITIES FUND AND INTERNATIONAL FUND. Subject to the general supervision of the Core Boards, Schroder Capital Management International Inc. makes investment decisions for Schroder U.S. Smaller Companies Portfolio, International Portfolio and Schroder EM Core Portfolio and continuously reviews, supervises and administers those Portfolio's investment programs.

INVESTMENT SUBADVISERS. To assist Norwest in carrying out its obligations, certain of the Core Portfolios and Norwest, and Contrarian Stock Fund and Norwest, have retained the services of the Subadvisers as follows:

                                                                                                   INVESTMENT
                                                                                                   SUBADVISER
FUND                                           CORE PORTFOLIO(S)                               OF CORE PORTFOLIO
---------------------------------------------  ---------------------------------------------  --------------------
Stable Income Fund                             Stable Income Portfolio                        Galliard
Diversified Bond Fund                          Positive Return Bond Portfolio                 Peregrine
                                               Strategic Value Bond Portfolio                 Galliard
                                               Managed Fixed Income Portfolio                 Galliard
Total Return Bond Fund                         Total Return Bond Portfolio
                                                 (until January 9, 1998)                      UCM
                                               Strategic Value Bond Portfolio
                                                 (after January 9, 1998)                      Galliard
Strategic Income Fund                          Stable Income Portfolio                        Galliard
                                               Positive Return Bond Portfolio                 Peregrine
                                               Strategic Value Bond Portfolio                 Galliard
                                               Managed Fixed Income Portfolio                 Galliard
                                               Large Company Growth Portfolio                 Peregrine
                                               Disciplined Growth Portfolio                   Smith
                                               Small Company Stock Portfolio                  Crestone
                                               Small Company Growth Portfolio                 Peregrine
                                               Small Company Value Portfolio                  Peregrine
                                               Small Cap Value Portfolio                      Smith
Moderate Balanced Fund                         Stable Income Portfolio                        Galliard
                                               Positive Return Bond Portfolio                 Peregrine
                                               Strategic Value Bond Portfolio                 Galliard
                                               Managed Fixed Income Portfolio                 Galliard
                                               Large Company Growth Portfolio                 Peregrine
                                               Disciplined Growth Portfolio                   Smith
                                               Small Company Stock Portfolio                  Crestone
                                               Small Company Growth Portfolio                 Peregrine
                                               Small Company Value Portfolio                  Peregrine
                                               Small Cap Value Portfolio                      Smith

                                                                                                   INVESTMENT
                                                                                                   SUBADVISER
FUND                                           CORE PORTFOLIO(S)                               OF CORE PORTFOLIO
---------------------------------------------  ---------------------------------------------  --------------------
Growth Balanced Fund                           Positive Return Bond Portfolio                 Peregrine
                                               Strategic Value Bond Portfolio                 Galliard
                                               Managed Fixed Income Portfolio                 Galliard
                                               Large Company Growth Portfolio                 Peregrine
                                               Disciplined Growth Portfolio                   Smith
                                               Small Company Stock Portfolio                  Crestone
                                               Small Company Growth Portfolio                 Peregrine
                                               Small Company Value Portfolio                  Peregrine
                                               Small Cap Value Portfolio                      Smith
Aggressive Balanced-Equity Fund                Positive Return Bond Portfolio                 Peregrine
                                               Strategic Value Bond Portfolio                 Galliard
                                               Managed Fixed Income Portfolio                 Galliard
                                               Large Company Growth Portfolio                 Peregrine
                                               Disciplined Growth Portfolio                   Smith
                                               Small Company Stock Portfolio                  Crestone
                                               Small Company Growth Portfolio                 Peregrine
                                               Small Company Value Portfolio                  Peregrine
                                               Small Cap Value Portfolio                      Smith
Diversified Equity Fund                        Large Company Growth Portfolio                 Peregrine
                                               Disciplined Growth Portfolio                   Smith
                                               Small Company Stock Portfolio                  Crestone
                                               Small Company Growth Portfolio                 Peregrine
                                               Small Company Value Portfolio                  Peregrine
                                               Small Cap Value Portfolio                      Smith
Large Company Growth Fund                      Large Company Growth Portfolio                 Peregrine
Small Company Stock Fund                       Small Company Stock Portfolio                  Crestone
Small Company Growth Fund                      Small Company Growth Portfolio                 Peregrine
Diversified Small Cap Fund                     Small Company Stock Portfolio                  Crestone
                                               Small Company Growth Portfolio                 Peregrine
                                               Small Company Value Portfolio                  Peregrine
                                               Small Cap Value Portfolio                      Smith
Contrarian Stock Fund                          N/A                                            UCM

Galliard, UCM, Peregrine, Crestone and Smith make investment decisions for the Fund or Core Portfolios to which they act as investment subadviser and continuously review, supervise and administer those Funds' or Core Portfolios' investment programs with respect to that portion, if any, of the Fund's or Portfolio's assets that Norwest believes should be managed by the Subadviser. Currently, each Subadviser manages all of the assets of each Fund and Core Portfolio that it subadvises. Norwest supervises the performance of each Subadviser, including their adherence to the Funds' and Portfolios' investment objectives and policies.

CRESTONE CAPITAL MANAGEMENT, INC. Crestone, which is located at 7720 East Belleview Avenue, Suite 220, Englewood Colorado 80111, is an investment adviser subsidiary of Norwest Bank. Crestone provides investment advice regarding companies with small market capitalization to various clients, including institutional investors. As of June 30, 1997, Crestone managed assets with a value of approximately $534 million.

GALLIARD CAPITAL MANAGEMENT, INC. Galliard, which is located at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is an investment advisory subsidiary of Norwest Bank. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. As of June 30, 1997 Galliard managed approximately $3.1 billion in assets.

PEREGRINE CAPITAL MANAGEMENT, INC. Peregrine, which is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402, is an investment adviser subsidiary of Norwest Bank. Peregrine provides investment advisory services to corporate and public pension plans, profit sharing plans, savings-investment plans and 401(k) plans. As of June 30, 1997 Peregrine managed approximately $5.0 billion in assets.

SCHRODER CAPITAL MANAGEMENT INTERNATIONAL, INC. Schroder, whose principal business address is 787 Seventh Avenue, New York, New York 10019, is a wholly owned U.S. subsidiary of Schroders Incorporated (doing business in New York State as Schroders Holdings), the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in eighteen countries worldwide. The Schroder Group specializes in providing investment management services and as of June 30, 1997 had assets under management in excess of $175 billion.

SMITH ASSET MANAGEMENT GROUP, L.P. Smith Group, whose principal business address is 500 Crescent Court, Suite 250, Dallas, Texas 75201 is a registered investment adviser. Smith Group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals using a disciplined equity style. As of June 13, 1997, the Smith Group managed over $200 million in assets.

UNITED CAPITAL MANAGEMENT. UCM, which is located at 1700 Lincoln Street, Suite 3301, Denver, Colorado 80274, is a division of Norwest Bank Colorado, N.A., a subsidiary of Norwest Corporation. UCM provides specialized investment advisory services to various institutional pension accounts. As of June 30, 1997 UCM managed over $2 billion in assets.

PORTFOLIO MANAGERS. Many persons on the advisory staffs of Norwest, Schroder and each Subadviser contribute to the investment services provided to the Funds and the Core Portfolios. The following persons, however, are primarily responsible for day-to-day management and, unless otherwise noted, have been since the inception of the Fund or Portfolio. For periods prior to June 1, 1997, all persons associated with Norwest served in their current positions with Norwest Bank. Prior to that date, Norwest Bank was each Fund's investment adviser. In addition to their responsibilities as listed below, each of the portfolio managers associated with Norwest may perform portfolio management and other duties for Norwest Bank.

    CASH INVESTMENT FUND/READY CASH INVESTMENT FUND/MONEY MARKET PORTFOLIO/PRIME MONEY MARKET PORTFOLIO - David D. Sylvester and Laurie R. White. Mr. Sylvester has been associated with Norwest since 1979, and as a Vice President and Senior Portfolio Manager since 1985. He has over 20 years' experience in managing securities portfolios. Ms. White has been a Vice President and Senior Portfolio Manager of Norwest since 1991; from 1989 to 1991, she was a Portfolio Manager at Richfield Bank and Trust. Ms. White began serving as a portfolio manager of Cash Investment Fund and Ready Cash Investment Fund in 1991.

    U.S. GOVERNMENT FUND - David D. Sylvester and Laurie R. White. For a description of Mr. Sylvester and Ms. White, see "Cash Investment Fund/Ready Cash Investment Fund." Ms. White began serving as a portfolio manager of the Fund in 1991.

    TREASURY FUND - David D. Sylvester and Laurie R. White. For a description of Mr. Sylvester and Ms. White, see "Cash Investment Fund/Ready Cash Investment Fund." Ms. White began serving as a portfolio manager of the Fund in 1991.

    MUNICIPAL MONEY MARKET FUND - David D. Sylvester. For a description of Mr. Sylvester, see "Cash Investment Fund/Ready Cash Investment Fund."

    STABLE INCOME FUND/STABLE INCOME PORTFOLIO - Karl P. Tourville. Mr. Tourville has been a principal of Galliard since 1995. He has been associated with Norwest and its affiliates since 1986, most recently as Vice President and Senior Portfolio Manager of Norwest Bank.

    LIMITED TERM GOVERNMENT INCOME FUND AND INTERMEDIATE GOVERNMENT INCOME FUND
    - Marjorie H. Grace, CFA. Ms. Grace has been a Vice President of Norwest since 1992. Ms. Grace was a portfolio manager of Norwest Bank from 1992-1993; an Institutional Salesperson with Norwest Investment Services, Inc. from 1991-1992; a portfolio manager with United Banks of Colorado from 1989-1991; and Vice President and portfolio manager with Colombia Savings and Loan from 1987-1989.

    DIVERSIFIED BOND FUND - The day-to-day management of the Fund, with respect to the portion of the Fund's assets that is invested in a particular Core Portfolio, is performed by the portfolio managers listed for the Core Portfolio.

    INCOME FUND - Ms. Marjorie H. Grace, CFA. For a description of Ms. Grace, see "Intermediate Government Income Fund." Ms. Grace has served as a portfolio manager for the Fund since May 1995.

    TOTAL RETURN BOND FUND/TOTAL RETURN BOND PORTFOLIO - Mr. David B. Kinney. Mr. Kinney is a Vice President of UCM. He has been associated with Norwest and its affiliates since 1981. After December 31, 1997, Richard Merriam. For a description of Mr. Merriam, see "Strategic Value Bond Portfolio."

    LIMITED TERM TAX-FREE FUND - Mr. William T. Jackson, CFA. Mr. Jackson has been a Vice President of Norwest since 1993. Prior thereto, Mr. Jackson was a Senior Vice President and Institutional Sales Manager with Norwest Investment Services from 1992-1993; a Vice President and Municipal Bond Trading Manager from 1991-1992; and a Vice President and Municipal Bond Trader with Kemper Securities, Inc., from 1984-1991.

    TAX-FREE INCOME FUND - Mr. William T. Jackson, CFA. For a description of Mr. Jackson, see "Limited Term Tax-Free Fund." Mr. Jackson has served as portfolio manager of the Fund since 1993.

    COLORADO TAX-FREE FUND - Mr. William T. Jackson, CFA. For a description of Mr. Jackson, see "Limited Tax-Free Income Fund." Mr. Jackson has served as portfolio manager of the Fund since July 1995.

    MINNESOTA INTERMEDIATE TAX-FREE FUND AND MINNESOTA TAX-FREE FUND - Ms. Patricia D. Hovanetz, CFA. Ms. Hovanetz, a Vice President of Norwest, has been associated with Norwest for more than 25 years in various capacities related to municipal bond investments. Ms. Hovanetz has been a municipal bond fund portfolio manager since 1988 and has served as portfolio manager of the Fund since 1991.

    STRATEGIC INCOME FUND, MODERATE BALANCED FUND, GROWTH BALANCED FUND AND AGGRESSIVE BALANCED-EQUITY FUND - The day-to-day management of each Fund, with respect to the portion of the Fund's assets that is invested in a particular Core Portfolio, is performed by the portfolio managers listed for the Core Portfolio.

    INDEX FUND/INDEX PORTFOLIO - David D. Sylvester and Laurie R. White. Mr. Sylvester and Ms. White began serving as portfolio managers of Index Portfolio in January, 1996. For a description of Mr. Sylvester and Ms. White, see "Cash Investment Fund/Ready Cash Investment Fund."

    INCOME EQUITY FUND /INCOME EQUITY PORTFOLIO - David L. Roberts, CFA. Mr. Roberts has been a Senior Vice President of Norwest since 1991. Mr. Roberts has been associated with Norwest and its affiliates for over 20 years in various investment related capacities.

    VALUGROWTH STOCK FUND - Mr. David S. Lunt, CFA. Mr. Lunt is a Vice President of Norwest and has been associated with Norwest and its affiliates since 1992. Prior thereto he was a portfolio manager for FirsTier Bank and a securities analyst for Woodmen Accident and Life Company. Mr. Lunt began serving as portfolio manager of ValuGrowth Stock Fund in February, 1996.

    DIVERSIFIED EQUITY FUND AND GROWTH EQUITY FUND - The day-to-day management of each Fund, with respect to the portion of the Fund's assets that is invested in a particular Core Portfolio, is performed by the portfolio managers listed for the Core Portfolio.

    LARGE COMPANY GROWTH FUND /LARGE COMPANY GROWTH PORTFOLIO - John S. Dale, CFA. Mr. Dale is a Senior Vice President of Peregrine. Mr. Dale has held various investment management positions with Norwest, Peregrine and their affiliates since 1968.

    DIVERSIFIED SMALL CAP FUND - The day-to-day management of the Fund, with respect to the portion of the Fund's assets that is invested in a particular Core Portfolio, is performed by the portfolio managers listed for the Core Portfolio.

    SMALL COMPANY STOCK FUND /SMALL COMPANY STOCK PORTFOLIO - Kirk McCown, CFA. Mr. McCown is founder, President and a Director of Crestone, which was incorporated in 1990.

    SMALL COMPANY GROWTH FUND/SMALL COMPANY GROWTH PORTFOLIO - Robert B. Mersky, CFA and Paul E. von Kuster, CFA. Mr. Mersky is the President of Peregrine Capital Management, Inc. Mr. Mersky has held various investment management positions with Norwest, Peregrine and their affiliates since 1977. From 1980 to 1984 he was head of investments for Norwest Bank. Mr. von Kuster is a Senior Vice President of Peregrine. Mr. von Kuster has held various investment management positions with Peregrine, Norwest and their affiliates since 1972.

    SMALL CAP OPPORTUNITIES FUND/SCHRODER U.S. SMALLER COMPANIES PORTFOLIO - Ms. Fariba Talebi. Ms. Talebi is a Group Vice President of Schroder, with the assistance of a small cap investment team is primarily responsible for the day-to-day management of the Portfolio's investments. Ms. Talebi has been employed by Schroder in the investment research and portfolio management areas since 1987.

    CONTRARIAN STOCK FUND - Mr. W. Lon Schreur, CFA. Mr. Schreur is the President of UCM, a position he has held for sixteen years.

    INTERNATIONAL FUND - The day-to-day management of the Fund, with respect to the portion of the Fund's assets that is invested in a particular Core Portfolio, is performed by the portfolio managers listed for the Core Portfolio.

    POSITIVE RETURN BOND PORTFOLIO - William D. Giese, CFA. Mr. Giese is a Senior Vice President of Peregrine. Mr. Giese has been a portfolio manager of Peregrine over ten years and has over 20 years experience in fixed income securities management.

    STRATEGIC VALUE BOND PORTFOLIO - The investment management team of Richard Merriam, John Huber and David Yim at Galliard Capital Management. Mr. Merriam, CFA, has been a Principal in the firm since 1995 and is responsible for Galliard's investment process and strategy. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer of Insight Investment Management. Prior thereto, he served as a Senior Vice President at Washington Square Capital where he oversaw management of nearly $5.0 billion in assets. He obtained a B.A. from the University of Michigan and an M.B.A. from the University of Minnesota. Mr. Huber has been a Portfolio Manager and Director of Trading at Galliard since 1995 and has been actively involved in the management of the Norwest Advantage Stable Income Fund and the Norwest Advantage Diversified Bond Fund. He has over seven years' investment management experience and has obtained a B.A. from the University of Iowa and an M.B.A. from the University of Minnesota. Mr. Yim has been a Portfolio Manager and Director of Investment Research since 1995.

    Prior to joining Galliard, he worked for American Express Financial Advisors for 6 years, most recently as a Research Analyst focusing on the Insurance and Finance Industries. He obtained a B.A. from Middlebury College and an M.B.A. from the University of Minnesota.

    MANAGED FIXED INCOME PORTFOLIO - Richard Merriam. Mr. Merriam has been a principal of Galliard since 1995. Prior thereto, he was the Chief Investment Officer of Insight Investment Management and prior thereto was associated with Washington Square Capital.

    DISCIPLINED GROWTH PORTFOLIO - Stephen S. Smith, CFA. Mr. Smith is the Chief Investment Officer for Smith Group and is a principal in the firm. He has held this position since November, 1995. Prior thereto, Mr. Smith served as senior portfolio manager with NationsBank where he managed approximately $1 billion of client assets. At NationsBank, Mr. Smith held a variety of management positions including manager of the institutional asset management group, manager of the disciplined equity style and member of the Investment Policy Committee. At NationsBank he also served as sub-adviser for a portfolio of AIM Management Company's Summit Fund. His educational background includes a B.S. in Industrial Engineering and an M.B.A., both received from the University of Alabama. He was awarded the Chartered Financial Analyst (CFA) designation in 1981.

    SMALL CAP INDEX PORTFOLIO - David D. Sylvester and Laurie R. White. For a description of Mr. Sylvester and Ms. White, see "Cash Investment Fund/Ready Cash Investment Fund."

    SMALL COMPANY VALUE PORTFOLIO - Tasso H. Coin, Jr. Mr. Coin has been a Senior Vice President of Peregrine since 1995. From 1992 to 1995 he was a research officer at Lord Asset Management, an investment adviser and prior thereto was associated with Morgan Stanley Asset Management.

    SMALL CAP VALUE PORTFOLIO - Stephen S. Smith, CFA. Mr. Smith is the Chief Investment Officer for Smith Group and is a principal in the firm. He has held this position since November, 1995. Prior thereto, Mr. Smith served as senior portfolio manger with NationsBank where he managed approximately $1 billion of client assets. At NationsBank, Mr. Smith held a variety of management positions including manager of the institutional asset management group, manager of the disciplined equity style used in a mutual fund and member of the Investment Policy Committee. At NationsBank he also served as sub-adviser for an identified segment in the disciplined equity style for an unaffiliated mutual fund.

    INTERNATIONAL PORTFOLIO - Michael Perelstein, a Senior Vice President of Schroder, with the assistance of an SCMI investment committee, are primarily responsible for the day-to-day management of the Portfolio's investment portfolio. Mr. Perelstein has been a Senior Vice President of Schroder since January 2, 1997. Prior thereto, Mr. Perelstein was a Managing Director at MacKay Shields. Mr. Perelstein has more than twelve years of international and global investment experience. Since January 1997, Mr. Perelstein has served as portfolio manager of International Portfolio.

    SCHRODER EM CORE PORTFOLIO - John A. Troiano, a Vice President of Schroder Capital Funds (Delaware) and Schroder Core, assisted by the management team of Heather Crighton and Mark Bridgeman, are responsible for the day-to-day management of the investment portfolio. Mr. Troiano, Chief Executive Officer of Schroder since April 1, 1997, has been a Managing Director of Schroder since October 1995 and has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1981. Ms. Crighton is a Vice President of Schroder and has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1992. Mr. Bridgeman, also a Vice President of Schroder has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1990.

ADVISORY FEES. For their services, Norwest and Schroder receive investment advisory fees from the Funds (or to the extent a Fund invests in a single Core Portfolio, from that Core Portfolio) at the following annual rates of the Fund's or Portfolio's average daily net assets.

FUND                                                                             INVESTMENT ADVISORY FEE
----------------------------------------------------------------------  ------------------------------------------
Cash Investment Fund
  (Prime Money Market Portfolio)                                        0.40% (first $300 million of assets)
                                                                        0.36% (next $400 million of assets)
                                                                        0.32% (remaining assets)
  (Money Market Portfolio)                                              0.20% (first $300 million of assets)
                                                                        0.16% (next $400 million of assets)
                                                                        0.12% (remaining assets)

Ready Cash Investment Fund
  (Prime Money Market Portfolio)                                        0.40% (first $300 million of assets)
                                                                        0.36% (next $400 million of assets)
                                                                        0.32% (remaining assets)

U.S. Government Fund and Treasury Fund                                  0.20% (first $300 million of assets)
                                                                        0.16% (next $400 million of assets)
                                                                        0.12% (remaining assets)

Municipal Money Market Fund                                             0.35% (first $500 million of assets)
                                                                        0.325% (next $500 million of assets)
                                                                        0.30% (remaining assets)
Stable Income Fund (Stable Income Portfolio)                                              0.30%
Limited Term Government Income Fund                                                       0.33%
Intermediate Government Income Fund                                                       0.33%
Income Fund                                                                               0.50%
Total Return Bond Fund
  (Total Return Bond Portfolio - until January 9, 1998)                                   0.35%
  (Strategic Value Bond Portfolio - after January 9, 1998)                                0.50%
Limited Term Tax-Free Fund                                                                0.50%
Tax-Free Income Fund                                                                      0.50%
Colorado Tax-Free Fund, Minnesota Intermediate Tax-Free
  Fund and Minnesota Tax-Free Fund                                      0.50% (first $300 million of assets)
                                                                        0.46% (next $400 million of assets)
                                                                        0.42% (remaining assets)
Index Fund (Index Portfolio)                                                              0.15%
Income Equity Fund (Income Equity Portfolio)                                              0.50%
ValuGrowth Stock Fund                                                   0.80% (first $300 million of assets)
                                                                        0.76% (next $400 million of assets
                                                                        0.72% (remaining assets)

Large Company Growth Fund
  (Large Company Growth Portfolio)                                                        0.65%
Small Company Stock Fund
  (Small Company Stock Portfolio)                                                         0.90%
Small Company Growth Fund
  (Small Company Growth Portfolio)                                                        0.90%
Small Cap Opportunities Fund
  (Schroder U.S. Smaller Companies Portfolio)                                             0.60%
Contrarian Stock Fund                                                      0.80% (first $300 million of assets)
                                                                           0.76% (next $400 million of assets)
                                                                        0.72% (remaining assets)

With respect to Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Diversified Small Cap Fund and International Fund, Norwest is entitled to receive investment advisory fees for its Asset Allocation Services at an annual rate of 0.25% of each Fund's average daily net assets. The advisory fee for Asset Allocation Services is payable by International Fund commencing December 1, 1997 (after the effectiveness of an amendment to the Fund's registration statement). In addition, each Fund bears an investment advisory fee at a blended rate based on the investment advisory fee of the Core Portfolios in which the Fund invests. Norwest and Schroder receive investment advisory fees from the Core Portfolios at the following annual rates of the Portfolios' average daily net assets. The total fee payable by a Fund through its investments in Core Portfolios will vary based on the percentage of its assets invested in each Core Portfolio.

FUND OR CORE PORTFOLIO                                                            INVESTMENT ADVISORY FEE
------------------------------------------------------------------------  ----------------------------------------

Money Market Portfolio                                                      0.20% (first $300 million of assets)
                                                                            0.16% (next $400 million of assets)
                                                                                  0.12% (remaining assets)
Stable Income Portfolio                                                                    0.30%
Positive Return Bond Portfolio                                                             0.35%
Strategic Value Bond Portfolio                                                             0.50%
Managed Fixed Income Portfolio                                                             0.35%
Index Portfolio                                                                            0.15%
Income Equity Portfolio                                                                    0.50%
Large Company Growth Portfolio                                                             0.65%
Discplined Growth Portfolio                                                                0.90%
Small Cap Index Portfolio                                                                  0.25%
Small Company Stock Portfolio                                                              0.90%
Small Company Growth Portfolio                                                             0.90%
Small Company Value Portfolio                                                              0.90%
Small Cap Value Portfolio                                                                  0.95%
International Portfolio                                                                    0.45%
Schroder EM Core Portfolio                                                                 1.00%

Norwest (and not the Funds or Core Portfolios) pays each Subadviser a fee for their investment subadvisory services. This compensation does not increase the amount paid by the Funds or Core Portfolios to Norwest for investment advisory services.

Each Fund investing its assets in one or more Core Portfolios may withdraw its investments from its corresponding Core Portfolio(s) at any time if the Board determines that it is in the best interests of the Fund to do so. (See "Other Information - Core and Gateway Structure.") Accordingly, each of these Funds has retained Norwest as its investment adviser. Similarly, in the event that a Fund withdraws its investment from a Core Portfolio, to the extent the Fund invested in a Core Portfolio advised by Schroder or a Subadviser, the Fund has retained Schroder and that Subadviser as an investment subadviser (except that Total Return Bond Fund has not retained Galliard). Under these "dormant" investment advisory arrangements, none of Norwest, Schroder or any Subadviser receives any advisory fees with respect to a Fund as long as the Fund remains completely invested in its respective Core Portfolio(s) or any other investment companies. In the event that Stable Income Fund, Total Return Bond Fund, Index Fund, Income Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund or Small Cap Opportunities Fund were to withdraw there assets from their respective Core Portfolio, Norwest would receive an investment advisory fee at an annual rate of 0.30%, 0.35%, 0.15%, 0.50%, 0.65%, 0.90%, 0.90% and
0.925% of the Funds' average daily net assets, respectively. Similarly, to the extent Diversified Bond Fund,

Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Aggressive Balanced-Equity Fund, Diversified Equity Fund, Growth Equity Fund, Diversified Small Cap Fund or International Fund were to withdraw any or all of their assets from their respective Core Portfolios, Norwest would receive an investment advisory fee on the withdrawn assets at an annual rate of 0.35%, 0.48%, 0.53%, 0.58%, 0.63%, 0.65%, 0.90%, 0.90% and 0.85% of the Funds' average daily net assets, respectively. To the extent Cash Investment Fund was to withdraw any or all of its assets from its respective Core Portfolios, Norwest would receive an investment advisory fee at the annual rate equal to that paid by Money Market Portfolio. To the extent Ready Cash Investment Fund was to withdraw any or all of its assets from its respective Core Portfolio, Norwest would receive an investment advisory fee at the rate equal to that paid by Prime Money Market Portfolio. Pursuant to the Funds' dormant investment subadvisory agreement, Norwest (and not the Funds) would pay Schroder and each Subadviser, as applicable, a fee for its investment subadvisory services.

MANAGEMENT, ADMINISTRATION AND DISTRIBUTION SERVICES

As manager Forum supervises the overall management of the Trust (including the Trust's receipt of services for which the Trust is obligated to pay) other than investment advisory services. In this capacity Forum provides the Trust with general office facilities, provides persons satisfactory to the Board to serve as officers of the Trust and oversees the performance of administrative and professional services rendered to the Funds by others. FAS is responsible for performing certain administrative services necessary for the Trust's operations with respect to each Fund including, but not limited to: (1) preparing and printing updates of the Trust's registration statement and prospectuses, to its shareholders, the SEC and state securities administrators; (2) preparing proxy and information statements and any other communications to shareholders; (3) monitoring the sale of shares and ensuring that such shares are properly and duly registered with the SEC and applicable state securities administrators; and
(4) supervising the declaration of dividends and distributions to shareholders.

As of December 1, 1997, Forum and FAS provided management and administrative services to registered investment companies and collective investment funds with assets of approximately $28 billion. Forum is a member of the National Association of Securities Dealers, Inc. For their services, Forum and FAS each receives a fee with respect to U.S. Government Fund, Treasury Fund, Institutional Shares of Municipal Money Market Fund, Limited Term Government Income Fund, Intermediate Government Income Fund, Income Fund, each Tax-Free Fixed Income Fund, ValuGrowth Stock Fund, Contrarian Stock Fund and International Fund at an annual rate of 0.05% of the Fund's (of class') average daily net assets, with respect to Investor Shares of Municipal Money Market Fund at an annual rate of 0.10% of the class' average daily net assets, with respect to Investor Shares of Ready Cash Investment Fund at an annual rate of 0.075% of the class' average daily net asset, and with respect to each other Fund at an annual rate of 0.025% of the Fund's average daily net assets.

FAS also serves as an administrator of each Core Portfolio (except Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio) and provides services to the Core Portfolios that are similar to those provided to the Funds by Forum and FAS. For its services FAS receives a fee with respect to each Core Portfolio (other than Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio) at an annual rate of 0.05% of the Portfolio's average daily net assets (0.15% in the case of International Portfolio). Schroder Advisors Inc. ("Schroder Advisors") serves as the administrator of Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio and FAS serves as the subadministrator of those Portfolios. Schroder Advisors and FAS provide certain management and administrative services necessary for the Portfolios' operations, other than the administrative services provided to the Portfolios by Schroder. For their services, Schroder Advisors receives no fee from Schroder U.S. Smaller Companies Portfolio and 0.075% from Schroder EM Core Portfolio and FAS receives a fee at an annual rate of 0.10% of each Portfolio's average daily net assets.

In addition, pursuant to a separate agreement, Norwest receives a fee with respect to Small Cap Opportunities Fund and International Fund at an annual rate of 0.25% of the Funds' average daily net assets. Under this agreement, Norwest is responsible for compiling data and preparing communications between the Fund and its shareholders, maintaining requisite information flows between the Fund and Schroder, monitoring and reporting to the Board on the performance of the applicable Core Portfolio and reimbursing the Fund for certain excess expenses. No fees are payable under this agreement if the Fund is not completely invested in a Core Portfolio. Small Cap Opportunities Fund and International Fund incur total management and administrative fees at a higher rate than many other mutual funds, including other funds of the Trust.

Pursuant to a separate agreement, Forum Accounting Services, LLC ("Forum Accounting") provides portfolio accounting services to each Fund and to each Core Portfolio. Forum, FAS, and Forum Accounting are members of the Forum Financial Group of companies which together provide a full range of services to the investment company and financial services industry. As of October 1, 1997, Forum, FAS and Forum Accounting were controlled by John Y. Keffer, President and Chairman of the Trust.

Forum also acts as the distributor of the Shares but receives no fees for these services. From its own resources, Forum may pay fees to broker-dealers or other persons for distribution or other services related to the Funds. None of the Funds has adopted a plan of distribution applicable to the Shares.

SHAREHOLDER SERVICING AND CUSTODY

Norwest Bank serves as transfer agent and dividend disbursing agent for the Trust (in this capacity, the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Trust (unless such accounts are maintained by sub-transfer agents or processing agents), performs other transfer agency functions and acts as dividend disbursing agent for the Trust. The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Trust's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent. Sub-transfer agents and processing agents may be "Processing Organizations" as described under "How to Buy Shares - Purchase Procedures." The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Trust to the Transfer Agent. For its services, the Transfer Agent receives a fee with respect to each Fund at an annual rate of 0.25% of each Fund's average daily net assets attributable to each class of the Fund (0.20% in the case of Cash Investment Fund and 0.10% in the case of Municipal Money Market Fund - Institutional Shares).

Norwest Bank also serves as each Fund's and each Core Portfolio's (other than Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio) custodian and may appoint subcustodians for the foreign securities and other assets held in foreign countries. For its custodial services, Norwest Bank receives a fee with respect to each Fund and each Core Portfolio at an annual rate of 0.02% of the first $100 million of the Fund's or Core Portfolio's average daily net assets, 0.015% of the next $100 million of the Fund's or Core Portfolio's average daily net assets and 0.01% of the Fund's or Core Portfolio's remaining average daily net assets. No fee is directly payable by a Fund to the extent the Fund is invested in a Core Portfolio. With respect to International Portfolio, Norwest receives a fee at an annual rate of 0.075% of the Portfolio's average daily net assets. The Chase Manhattan Bank, N.A. serves as custodian of Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio and is paid a fee for its services.

EXPENSES OF THE FUNDS

Subject to the obligation of Norwest to reimburse the Trust for certain expenses of the Funds, the Trust has confirmed its obligation to pay all the Trust's expenses. The Funds' expenses include Trust expenses attributable to the Funds, which are allocated to each Fund, and expenses not specifically attributable to the Funds, which are allocated among the Funds and all other funds of the Trust in proportion to their average net assets. Each service provider to a Fund may elect to waive (or continue to waive) all or a portion of their fees, which are accrued daily and paid monthly. Any such waivers will have the effect of increasing a Fund's performance for the period during which the waiver is in effect. Fee waivers are voluntary and may be reduced or eliminated at any time.

Each Fund bears all costs of its operations. The costs borne by the Funds include a pro rata portion of the following: legal and accounting expenses; Trustees' fees and expenses; insurance premiums, custodian and transfer agent fees and expenses; brokerage fees and expenses; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on fund securities and pricing of the Fund's shares; a portion of the expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Trust expenses directly attributed to the Fund are charged to the Fund; other expenses are allocated proportionately among all the series of the Trust in relation to the net assets of each series.

Norwest has agreed to waive its investment advisory fee for Money Market Portfolio through May 31, 1999 to the extent that the fee exceeds an annual rate of 0.10% of the Portfolio's average daily net assets. In addition, Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain Cash Investment Fund's total combined operating expenses through May 31, 1999 at the same level as the Fund's total operating expenses prior to May 31, 1997 (0.48%). Any reduction or elimination of the Waiver, however, would require Board approval (and notice to shareholders), which would be given only if the Board determined that the amount of the fees to be paid to Norwest or Forum after the reduction or elimination would be fair and reasonable.

Norwest and Forum have agreed to waive their respective fees or reimburse expenses in order to maintain each of Ready Cash Investment Fund's, Total Return Bond Fund's and Small Company Stock Fund's total combined operating expenses through May 31, 1998 at the same levels as the respective Fund's total operating expenses prior to May 31, 1997 (0.82% in the case of Ready Cash Investment Fund Investor Shares, 0.75% in the case of Total Return Bond Fund and 1.20% in the case of Small Company Stock Fund). After May 31, 1998, any proposed reduction in the amount of those waivers and reimbursements would be reviewed by the Board.

Norwest and Forum have agreed to waive their respective fees through May 31, 1999 in order to ensure that the fees borne by each of Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund and Growth Equity Fund for investment advisory, administrative and management services would not exceed in the aggregate 0.45%, 0.55%, 0.63%, 0.68%, 0.75% and 1.00%, respectively (the "Waiver"). After May 31, 1999, each fund's aggregate payment for those services could increase if the Waiver was reduced or eliminated. Any reduction or elimination of the Waiver, however, would require Board approval (and notice to shareholders), which would be given only if the Board determined that the amount of the fees to be paid to Norwest or Forum after the reduction or elimination would be fair and reasonable.

Each service provider to the Trust or their agents and affiliates also may act in various capacities for, and receive compensation from, their customers who are shareholders of a Fund. Under agreements with those customers, these entities may elect to credit against the fees payable to them by their customers or to rebate to customers all or a portion of any fee received from the Trust with respect to assets of those customers invested in a Fund.

The expenses of each Fund that invest in one or more Core Portfolios include the Fund's pro rata share of the expenses of the Core Portfolios in which the Fund invests, which are borne indirectly by the Fund's shareholders.

6. PURCHASES AND REDEMPTIONS OF SHARES

I Shares are offered to fiduciary, agency and custodial clients of bank trust departments, trust companies and their affiliates. Institutional Shares and the single class of shares offered by each of Cash Investment Fund, U.S. Government Fund and Treasury Fund are designed primarily for institutional clients. Investor Shares are offered to retail customers. Shares are continuously sold and redeemed at a price equal to their net asset value next-determined after acceptance of an order, or receipt of a redemption request, on every weekday except customary national holidays (New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and Good Friday ("Fund Business Day").

GENERAL PURCHASE INFORMATION

Investments in the Funds may be made either through certain financial institutions or by an investor directly. An investor who invests in a Fund directly will be the shareholder of record. All transactions in the Funds' shares are effected through the Transfer Agent, which accepts orders for redemptions and for subsequent purchases only from shareholders of record and new investors. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period. You must pay for your shares in U.S. dollars by check or money order (drawn on a U.S.
bank), by bank or federal funds wire transfer, or by electronic bank transfer; cash cannot be accepted.

When you sign your application for a new Fund account, you are certifying that your Social Security or other taxpayer ID number is correct and that you are not subject to backup withholding. If you violate certain federal income tax provisions, the Internal Revenue Service can require the Funds to withhold 31% of your distributions and redemptions.

Shares of each Fund are offered without a sales charge and may be redeemed without charge. The minimum investment in Investor Shares and I Shares is $1,000; the minimum subsequent investment in Investor Shares and I Shares is $100. The minimum investment amount in Institutional Shares and for Shares of Cash Investment Fund, U.S. Government Fund and Treasury Fund is $100,000 and there is no minimum subsequent investment for those shares. The minimum investment in Investor Shares and I Shares is $1,000; the minimum subsequent investment in Investor Shares and I Shares is $100. Investor Shares and I Shares is $1,000; the minimum subsequent investment in Investor Shares and I Shares is $100. Shareholders who elect to purchase Investor Shares or I Shares through electronic share purchase privileges such as the Automatic Investment Plan or the Directed Dividend Option are not subject to the initial investment minimums. (See "Purchases and Redemptions of Shares - Shareholder Services - Automatic Investment Plan" and "Dividends, Distributions and Tax Matters.")

Shares of the Funds become entitled to receive dividends on the next Fund Business Day after a purchase or order for the Shares is accepted, except that Shares of the Money Market Funds become entitled to receive dividends on the Fund Business Day that a purchase order is accepted. With respect to the Money Market
Funds, an investor's order will not be accepted or invested by a Fund during the period before the Fund's receipt of immediately available funds. For the Money Market Funds, purchase and redemption orders will be accepted on Fund Business Days only until the times indicated below.

                                                            Order Must Be   Payment Must Be
Money Market Fund                                            Received By      Received By
----------------------------------------------------------  --------------  ----------------
Cash Investment Fund                                          3:00 p.m.        4:00 p.m.
Ready Cash Investment Fund                                    3:00 p.m.        4:00 p.m.
U.S. Government Fund                                          2:00 p.m.        4:00 p.m.
Treasury Fund                                                 1:00 p.m.        4:00 p.m.
Municipal Money Market Fund                                   12:00 p.m.       4:00 p.m.

All times referenced in the above table are Eastern Time. The Trust reserves the right to close early and advance the time by which the Money Market Funds must receive purchase or redemption orders and payments on days that the New York Stock Exchange or Minneapolis Federal Reserve Bank closes early, the Public Securities Association recommends that the government securities markets close early or due to other circumstances which may affect a Fund's trading hours.

The Funds reserve the right to reject any subscription for the purchase of their shares. Share certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.

PURCHASE PROCEDURES

Investors may obtain the account application form necessary to open an account by writing the Trust at the following address:

             Norwest Funds
             [Name of Fund]
             Norwest Bank Minnesota, N.A.
             Transfer Agent
             733 Marquette Avenue
             Minneapolis, MN 55479-0040

To participate in shareholder services not referenced on the account application form and to change information on a shareholder's account (such as addresses), investors or existing shareholders should contact the Trust. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and to charge a fee for certain shareholder services, although no such fees are currently contemplated. Any privilege and participation in any program may be terminated by the shareholder at any time by writing to the Trust.

BY MAIL. Investors may send a check or money order (cash cannot be accepted) along with a completed account application form to the Trust at the address listed above. Checks and money orders are accepted at full value subject to collection. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on some non-member banks may take longer. If a check does not clear, the purchase order will be canceled and the investor will be liable for any losses or fees incurred by the Trust, the Transfer Agent or FFSI.

For individual or Uniform Gift to Minors Act accounts, the check or money order used to purchase shares of a Fund must be made payable to "Norwest Funds" or to one or more owners of that account and endorsed to Norwest Funds. No other method of payment by check will be accepted. For corporation, partnership, trust, 401(k) plan or other non-individual type accounts, the check used to purchase shares of a Fund must be made payable on its face to "Norwest Funds." No other method of payment by check will be accepted.

BY BANK WIRE. To make an initial investment in a Fund using the wire system for transmittal of money among banks, an investor should first telephone the Transfer Agent at (612) 667-8833 or (800) 338-1348 to obtain an account number. The investor should then instruct a bank to wire the investor's money immediately to:

             Norwest Bank Minnesota, N.A.
             A091 000 019
             For Credit to: Norwest Funds 0844-131
             Re: [Name of Fund][Name of Shares if applicable]
             Account No.:
             Account Name:

The investor should then promptly complete and mail the account application form. There may be charges by the investor's bank for transmitting the money by bank wire. The Trust does not charge investors for the receipt of wire transfers. Payment by bank wire is treated as a federal funds payment when received.

THROUGH FINANCIAL INSTITUTIONS. Shares may be purchased and redeemed through certain broker-dealers, banks and other financial institutions ("Processing Organizations"). The Transfer Agent, FFSI or their affiliates may be Processing Organizations. Financial institutions, including Processing Organizations, may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through a Processing Organization will be subject to the procedures of their Processing Organization, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in a Fund directly. These investors should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. Customers who purchase a Fund's shares through a Processing Organization may or may not be the shareholder of record and, subject to their institution's and the Fund's procedures, may have Fund shares transferred into their name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain Processing Organizations may also enter purchase orders with payment to follow.

Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with confirmations and periodic statements. The Trust is not responsible for the failure of any Processing Organization to carry out its obligations to its customer.

SUBSEQUENT PURCHASES OF SHARES

Subsequent purchases may be made by mailing a check, by sending a bank wire or through the shareholder's Processing Organization as indicated above. All payments should clearly indicate the shareholder's name and account number.

GENERAL REDEMPTION INFORMATION

Fund shares may be redeemed at their net asset value on any Fund Business Day. There is no minimum period of investment and no restriction on the frequency of redemptions.

Fund shares are redeemed as of the next determination of the Fund's net asset value following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). Redeemed shares are not entitled to receive dividends after the day on which the redemption is effective, except that Shares of the Money Market Funds are not entitled to receive dividends on the day on with the redemption is effective. For the Money Market Funds, redemption orders are accepted up to the times indicated under "Purchases and Redemptions of Shares - General Purchase Information." The Trust reserves the right to close early and to advance the times by which the Money Market Funds must receive purchase or redemption orders. (See "Purchase and Redemption of Shares - General Purchase Information.")

Normally, redemption proceeds are paid immediately, but in no event later than seven days, following acceptance of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check to purchase the shares being redeemed has been cleared by the shareholder's bank, which may take up to 15 days. This delay may be avoided by paying for shares through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment dates postponed for more than seven days after the tender of the shares to the Fund except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings, for any period during which an emergency exists as a result of which disposal by the Fund of its portfolio securities or determination by the Fund of the value of its net assets is not reasonably practicable and for such other periods as the SEC may permit.

To protect shareholders and the Funds against fraud, signatures on certain requests must have a signature guarantee. Requests must be made in writing and include a signature guarantee for any of the following transactions: (1) endorsement on a share certificate; (2) instruction to change a shareholder's record name; (3) modification of a designated bank account for wire redemptions;
(4) instruction regarding an Automatic Investment Plan or Automatic Withdrawal Plan; (5) dividend and distribution election; (6) telephone redemption; (7) exchange option election or any other option election in connection with the shareholder's account; (8) written instruction to redeem Shares whose value exceeds $50,000; (9) redemption in an account in which the account address has changed within the last 30 days; (10) redemption when the proceeds are deposited in a Norwest Funds account under a different account registration; and (11) the remitting of redemption proceeds to any address, person or account for which there are not established standing instructions on the account.

Signature guarantees may be provided by any bank, broker-dealer, national securities exchange, credit union, savings association or other eligible institution that is authorized to guarantee signatures and is acceptable to the Transfer Agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed. Shareholders who want telephone redemption or exchange privileges must elect those privileges. The Trust and Transfer Agent will employ reasonable procedures in order to verify that telephone requests are genuine, including recording telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Trust and Transfer Agent did not employ such procedures, they could be liable for losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.

Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account whose aggregate net asset value is less than $1,000 immediately following any redemption.

REDEMPTION PROCEDURES

Shareholders who have invested directly in a Fund may redeem their shares as described below. Shareholders who have invested through a Processing Organization may redeem their shares through the Processing Organization as described under "Purchases and Redemptions of Shares - Purchase Procedures - Through Financial Institutions." Shareholders that wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application form. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.

BY MAIL. Shareholders may redeem shares by sending a written request to the Transfer Agent accompanied by any share certificate that may have been issued to the shareholder to evidence the shares being redeemed. All written requests for redemption must be signed by the shareholder with signature guaranteed, and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed. (See "Purchases and Redemptions of Shares - General Redemption Information.")

BY TELEPHONE. A shareholder who has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at (800) 338-1348 or (612) 667-8833 and providing the shareholder's account number, the exact name in which the shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Trust will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds. (See "Purchases and Redemptions of Shares - General Redemption Information.")

BY BANK WIRE. For redemptions of more than $5,000, a shareholder who has elected wire redemption privileges may request a Fund to transmit the redemption proceeds by federal funds wire to a bank account designated in writing by the shareholder. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day after a redemption request in proper form is received by the Transfer Agent.

EXCHANGES

Shareholders of I Shares and Institutional Shares and shareholders of U.S. Government Fund and Treasury Fund may exchange their Shares for I Shares, for Institutional and for Shares of U.S. Government Fund and Treasury Fund. Shareholders of Investor Shares may exchange their Shares for Investor Shares of the other Fund and A class shares of certain other funds of the Trust. The Trust may in the future create additional classes of funds the shares of which will be exchangeable with the Shares of the Funds. A current list of the funds of the Trust that offer shares exchangeable with the Shares of the Funds can be obtained through Forum by contacting the Transfer Agent.

The Funds do not charge for exchanges, and there is currently no limit on the number of exchanges a shareholder may make; the Funds reserve the right, however, to limit excessive exchanges by any shareholder. Exchanges are subject to the fees charged by, and the limitations (including minimum investment restrictions) of, the Fund into which a shareholder is exchanging.

Exchanges may only be made between identically registered accounts or to open a new account. A new account application is required to open a new account through an exchange if the new account will not have an identical registration and the same shareholder privileges as the account from which the exchange is being made. Shareholders may only exchange into a Fund if that Fund's shares may legally be sold in the shareholder's state of residence.

The Funds and federal tax law treat an exchange as a redemption and a purchase. Accordingly, a shareholder may realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in the shares at the time of the exchange transaction. Exchange procedures may be materially amended or terminated by the Trust at any time upon 60 days' notice to shareholders. (See "Additional Purchase and Redemption Information" in the SAIs.)

BY MAIL. Exchanges may be made by sending a written request to the Transfer Agent accompanied by any share certificates for the shares to be exchanged. All written requests for exchanges must be signed by the shareholder, and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed. (See "Purchases and Redemptions of Shares - General Redemption Information.")

BY TELEPHONE. A shareholder who has elected telephone exchange privileges may make a telephone exchange by calling the Transfer Agent at (800) 338-1348 or
(612) 667-8833 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. (See "Purchases and Redemptions of Shares - General Redemption Information.")

SHAREHOLDER SERVICES

AUTOMATIC INVESTMENT PLAN

Under the Automatic Investment Plan which is available to shareholders that invest in I Shares of each Fund and to shareholders of Investor Shares of Ready Cash Investment Fund and Municipal Money Market Fund, shareholders may authorize monthly amounts of $50 or more to be withdrawn automatically from the shareholder's designated bank account (other than passbook savings) and sent to the Transfer Agent for investment in a Fund. Shareholders wishing to use this plan must complete an application which may be obtained by writing or calling the Transfer Agent. The Trust may modify or terminate the Automatic Investment Plan with respect to any shareholder in the event that the Trust is unable to settle any transaction with the shareholder's bank. If the Automatic Investment Plan is terminated before the shareholders account totals $1,000, the Trust reserves the right to close the account in accordance with the procedures described under "General Redemption Information."

RETIREMENT ACCOUNTS

Except for Municipal Money Market Fund and the Tax-Exempt Fixed Income Funds, the Funds may be a suitable investment vehicle for part or all of the assets held in individual retirement accounts ("IRAs"). An IRA account application form may be obtained by contacting the Trust at (800) 338-1348 or (612) 667-8833. Generally, all contributions and investment earnings in an IRA will be tax-deferred until withdrawn. Individuals may make tax-deductible IRA contributions of up to a maximum of $2,000 annually. However, the deduction will be reduced if the individual or, in the case of a married individual the individual (or, in some cases, the married couple), either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and has adjusted gross income above certain levels.

An employer may also contribute to an individual's IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, an employee may contribute up to $6,000 annually to the employee's IRA, and the employer must generally match such contributions up to 3% of the employee's annual salary. Alternatively, the employer may elect to contribute to the employee's IRA 2% of the lesser of the employee's earned income or $150,000.

The foregoing discussion regarding IRAs is based on regulations in effect as of June 1, 1997 and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes.

AUTOMATIC WITHDRAWAL PLAN

A shareholder of a Fund, other than a shareholder of Cash Investment Fund, U.S. Government Fund, Treasury Fund and Institutional Shares of Municipal Money Market Fund, whose shares in a single account total $1,000 or more may establish a withdrawal plan to provide for the preauthorized payment from the shareholder's account of $250 or more on a monthly, quarterly, semi-annual or annual basis. A shareholder of Cash Investment Fund, U.S. Government Fund, Treasury Fund or Institutional Shares of Municipal Money Market Fund whose shares in a single account total $10,000 or more may establish a withdrawal plan to provide for the preauthorized payment from the shareholder's account of $250 or more on a monthly, quarterly, semi-annual or annual basis. Under the withdrawal plan, sufficient shares in the shareholder's account are redeemed to provide the amount of the periodic payment and any taxable gain or loss is recognized by the shareholder upon redemption of the shares. Shareholders wishing to utilize the withdrawal plan may do so by completing an application which may be obtained by writing or calling the Transfer Agent. The Trust may suspend a shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or if the account balance is less than the required minimum amounts at any time.

CHECKWRITING

Shareholders of the Money Market Funds wishing to establish checkwriting privileges may do so by completing an application, which may be obtained by writing or calling the Funds or the Transfer Agent. After the application is properly completed and returned to a Fund, the shareholder will be supplied with checks which may be made payable to any person in any amount of $500.00 or more. When a check is presented for payment, the number of full and fractional shares required to cover the amount of the check will be redeemed from the shareholder's account by the Transfer Agent as agent for the shareholder. Any shares for which certificates have been issued may not be redeemed by check. If the amount of a check is greater than the value of the uncertificated shares held in the shareholder's account, the check will not be honored. Fund shares may not be redeemed until the check used to purchase the shares has cleared (which may take 15 or more days). A shareholder may not liquidate the shareholder's entire account by means of a check. Shareholders will be subject to the rules and regulations of the Transfer Agent pertaining to the checkwriting privilege as amended from time to time. Checkwriting procedures may be changed, modified or terminated at any time by the Trust or the Transfer Agent upon written notification to the shareholder.

REOPENING ACCOUNTS

A shareholder may reopen an account, without filing a new account application form, at any time within one year after the shareholder's account is closed, provided that the information on the account application form on file with the Trust is still applicable.

7. DIVIDENDS, DISTRIBUTIONS AND
   TAX MATTERS

DIVIDENDS

Dividends of net investment income are declared and paid as follows:

Declared daily and paid         Each Money Market Fund, Limited Term Government In-
monthly:                        come Fund, Income Fund, Total Return Bond Fund and
                                each Tax-Exempt Fixed Income Fund.

Declared and paid monthly:      Stable Income Fund, Intermediate Government Income
                                Fund and Diversified Bond Fund.

Declared and paid quarterly:    Income Equity Fund, ValuGrowth Stock Fund, Small
                                Company Stock Fund and Contrarian Stock Fund.

Declared and paid annually:     Strategic Income Fund, Moderate Balanced Fund,
                                Growth Balanced Fund, Aggressive Balanced-Equity
                                Fund, Index Fund, Diversified Equity Fund, Growth
                                Equity Fund, Large Company Growth Fund, Small
                                Company Growth Fund, Diversified Small Cap Fund,
                                Small Cap Opportunities Fund and International Fund.

Each Fund's net capital gain, if any, is distributed at least annually. (See "Dividends and Tax Matters.")

Shareholders may choose to have dividends and distributions of a Fund reinvested in shares of that Fund (the "Reinvestment Option"), to receive dividends and distributions in cash (the "Cash Option") or to direct dividends and distributions to be reinvested in shares of another fund of the Trust (the "Directed Dividend Option"). All dividends and distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a fund.

Under the Reinvestment Option, all dividends and distributions of a Fund are automatically invested in additional shares of that Fund. All dividends and distributions are reinvested at a Fund's net asset value as of the payment date of the dividend or distribution. Shareholders are assigned this option unless one of the other two options is selected. Under the Cash Option, all dividends and distributions are paid to the shareholder in cash. Under the Directed Dividend Option, shareholders of a Fund whose shares in a single account of that Fund total $10,000 or more may elect to have all dividends and distributions reinvested in shares of another fund of the Trust, provided that those shares are eligible for sale in the shareholder's state of residence. For further information concerning the Directed Dividend Option, shareholders should contact the Transfer Agent.

TAX MATTERS

Each Fund intends to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). As such, each Fund will not be liable for federal income and excise taxes on the net investment income and net capital gain distributed to its shareholders. Because each Fund intends to distribute all of its net investment income and net capital gain each year, each Fund should thereby avoid all federal income and excise taxes.

Dividends paid by a Fund out of its net investment income (including net short-term capital gain) are taxable to shareholders of the Fund as ordinary income. Two different tax rates apply to net capital gain - that is, the excess of gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gain on capital assets held for more than one year but not more than 18 months ("mid-term gain"), and a second rate (generally 20%) applies to the balance of net capital gain ("adjusted net capital gain"). Distributions of mid-term gain and adjusted net capital gain will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. If a shareholder holds Shares for six months or less and during that period receives a distribution of net capital gain, any loss realized on the sale of the Shares during that six-month period would be a long-term capital loss to the extent of the distribution. Dividends (other than those of Funds that declare dividends daily) and distributions reduce the net asset value of the Fund paying the dividend or distribution by the amount of the dividend or distribution. Furthermore, these dividends or a distribution made shortly after the purchase of Shares by a shareholder, although in effect a return of capital to that particular shareholder, will be taxable to the shareholder.

It is expected that a portion of the dividends of each Equity Fund, except International Fund, and each Balanced Fund will qualify for the dividends received deduction for corporations. The amount of such dividends eligible for the dividends received deduction is limited to the amount of dividends from domestic corporations received during a Fund's fiscal year. To the extent International Fund invests in the securities of domestic issuers, a portion of the dividends of the Fund may qualify for the dividends received deduction for corporations.

CORE PORTFOLIOS

Each Core Portfolio is not required to pay federal income taxes on its net investment income and capital gain, as each is treated as a partnership for federal income tax purposes. All interest, dividends and gains and losses of a Core Portfolio are deemed to have been "passed through" to the Funds investing in the Core Portfolio in proportion to the Funds' holdings of the Core Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Core Portfolio.

FUNDS INVESTING IN FOREIGN SECURITIES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income or other taxes. International Fund intends to elect, if eligible to do so, to permit its shareholders to take a credit (or a deduction) for foreign income and other taxes paid by International Portfolio and

Schroder EM Core Portfolio. Shareholders of that Fund will be notified of their share of those foreign taxes and will be required to treat the amount of such foreign taxes as additional income. In that event, the shareholder may be entitled to claim a credit or deduction for those taxes.

TAX-EXEMPT DISTRIBUTIONS

Dividends paid by Municipal Money Market Fund or by a Tax-Exempt Fixed Income Fund out of tax-exempt interest income earned by the Fund ("exempt-interest dividends") generally will not be subject to federal income tax in the hands of the Fund's shareholders. Persons who are substantial users or related persons thereof of facilities financed by private activity securities held by a Fund, however, may be subject to federal income tax on their pro rata share of the interest income from those securities and should consult their tax advisers before purchasing Shares. Interest on certain private activity securities is treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations. In addition, exempt-interest dividends are included in the "adjusted current earnings" of corporations for AMT purposes. If a shareholder holds Shares for six months or less and during that period receives an exempt-interest dividend, any loss realized on the sale of the Shares during that six-month period would be disallowed to the extent of the exempt-interest dividend.

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Fund generally is not deductible for federal income tax purposes. Under rules for determining when borrowed funds are used for purchasing or carrying particular assets, Shares of a Fund may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the Shares. Substantially all of the dividends paid by Municipal Money Market Fund and by each Tax-Exempt Fixed Income Fund are anticipated to be exempt from federal income taxes.

Shortly after the close of each calendar year, a statement is sent to each shareholder of Municipal Money Market Fund and Tax-Exempt Fixed Income Fund advising the shareholder of the portion of the Fund's dividends that is derived from obligations of issuers in the various states and the portion of the Fund's dividends that is exempt from federal income taxes. These portions are determined for a Fund's entire year and, thus, are annual averages, rather than day-by-day determinations for each shareholder.

MUNICIPAL MONEY MARKET FUND, LIMITED TAX-FREE FUND AND TAX-FREE INCOME FUND. The exemption for federal income tax purposes of dividends derived from interest on municipal securities does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of a Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they reside but may be subject to tax on income derived from the municipal securities of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in a Fund which may differ from the federal income tax consequences described above.

COLORADO TAX-FREE FUND. It is anticipated that substantially all of the dividends paid by the Fund to individuals will be exempt from Colorado personal income tax. Dividends and distributions made by the Fund to Colorado individuals, trusts, estates and corporations subject to the Colorado income tax generally will be treated for Colorado income tax purposes in the same manner as they are treated under the Code for federal income tax purposes. Some differences may arise for taxpayers subject to the AMT, because interest on Colorado private activity bonds is not a preference item for Colorado income tax purposes. Furthermore, Colorado has no corporate alternative minimum tax. Because the Fund may, except as indicated, purchase only Colorado municipal securities, none of the exempt interest dividends paid by the Fund will be subject to Colorado income tax.

MINNESOTA INTERMEDIATE TAX-FREE FUND AND MINNESOTA TAX-FREE FUND. It is anticipated that substantially all of the dividends paid by the Fund to individuals will be exempt from Minnesota personal income tax. Interest earned on Minnesota municipal securities is generally excluded from gross income for Minnesota state income tax purposes, while interest earned on securities issued by municipal issuers from other states is not excluded. At least 95% of the exempt-interest dividends paid by the Fund must be derived from Minnesota municipal securities in order for any portion of the exempt-interest dividends paid by the Fund to be exempt from the Minnesota personal income tax. Exempt-interest dividends paid by the Fund to shareholders that are corporations are subject to Minnesota franchise tax.

Under Minnesota law, if the difference in state income tax treatment between Minnesota municipal securities and the municipal securities of issuers in other states should be judicially determined to discriminate against interstate commerce, the Minnesota legislature has expressed its intention that the discrimination be remedied by adding interest on Minnesota municipal securities to the taxable income of Minnesota residents. Such treatment would begin with the taxable years that begin during the calendar year in which the court's decision is final. If the interest on Minnesota municipal securities is determined in general to be taxable income for Minnesota income tax, the Fund will consider what actions are to be taken, in light of its current investment objectives and investment policies.

The Minnesota alternative minimum tax on resident individuals is based in part on their federal alternative minimum taxable income. Accordingly, individual shareholders of the Fund may be subject to the Minnesota alternative minimum tax on exempt-interest dividends paid by the Fund which are attributable to interest received by the Fund on certain private activity securities issued after August 7, 1986, even though those dividends are exempt from the regular Minnesota personal income tax.

MISCELLANEOUS

Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to a shareholder who fails to provide the Fund with a correct taxpayer identification number or to make required certifications, or who is subject to backup withholding.

Reports containing appropriate information with respect to the federal income tax status of dividends and distributions paid during the year by each Fund will be mailed to shareholders shortly after the close of each calendar year.

8. OTHER INFORMATION

BANKING LAW MATTERS

Federal banking rules generally permit a bank or bank affiliate to act as investment adviser, transfer agent, or custodian to an investment company and to purchase shares of the investment company as agent for and upon the order of a customer and, in connection therewith, to retain a sales charge or similar payment. Forum believes that Norwest and any bank or other bank affiliate also may perform Processing Organization or similar services for the Trust and its shareholders without violating applicable federal banking rules. If a bank or bank affiliate were prohibited in the future from so acting, changes in the operation of the Trust could occur and a shareholder serviced by the bank or bank affiliate may no longer be able to avail itself of those services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of each Fund, except the Money Market Funds, is determined as of 4:00 p.m., Eastern Time, on each Fund Business Day by dividing the value of the Fund's net assets (I.E., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. The net asset value per share of each class of Cash Investment Fund, U.S. Government Fund, Treasury Fund and Municipal Money Market Fund is determined as of 3:00 p.m.,

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2:00 p.m., 1:00 p.m. and 12:00 p.m. Eastern Time, respectively, in the same manner as indicated above. Securities owned by a Fund or Portfolio (other than a Money Market Fund or Portfolio in which a Money Market Fund invests) for which market quotations are readily available are valued at current market value or, in their absence, at fair value as determined by the Board or the Core Board or pursuant to procedures approved by the Board or the Core Board, as applicable. The Funds only determine net asset value on Fund Business Days.

In order to maintain a stable net asset value per share of $1.00, the portfolio securities of each Money Market Fund and Core Portfolio in which a Money Market Fund invests are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If the market value of a Fund's portfolio deviates more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board will consider whether any action should be initiated to prevent any material effect on shareholders.

Trading in securities on European, Far Eastern and other international securities exchanges and over-the-counter markets is normally completed well before the close of business on each Fund Business Day. In addition, trading in foreign securities generally or in a particular country or countries may not take place on all Fund Business Days. Trading does take place in various foreign markets, however, on days on which a Fund's net asset value is not calculated. Calculation of the net asset value per share of a Fund may not occur contemporaneously with the determination of the prices of the foreign securities used in the calculation. Events affecting the values of foreign securities that occur after the time their prices are determined and before the Fund's determination of net asset value will not be reflected in the Fund's calculation of net asset value unless Norwest or Schroder determines that the particular event would materially affect net asset value, in which case an adjustment will be made.

All assets and liabilities denominated in foreign currencies are converted into U.S. dollars at the mean of the bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank prior to the time of conversion.

PERFORMANCE INFORMATION

A Fund's performance may be quoted in terms of yield or total return. All performance information is based on historical results and is not intended to indicate future performance. A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate standardized yield for the Money Market Funds, a Fund takes the income it earned from its investments for a 7-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 7-day period. With respect to each of the other Funds, to calculate standardized yield, a Fund takes the income it earned from its investments for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. Municipal Money Market Fund and the Tax-Exempt Fixed Income Funds may also quote tax-equivalent yields, which show the taxable yields a shareholder would have to earn to equal the Fund's tax-free yield, after taxes. A tax equivalent yield is calculated by dividing the Fund's tax-free yield by one minus a stated federal, state or combined federal and state tax rate.

A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and distributions are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results. Published yield quotations are, and total return figures may be, based on amounts invested in a Fund net of sales

88
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charges that may be paid by an investor. A computation of yield or total return that does not take into account sales charges paid by an investor will be higher than a similar computation that takes into account payment of sales charges.

The Funds' advertisements may reference ratings and rankings among similar mutual funds by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc. and IBC Financial Data, Inc. In addition, the performance of a Fund may be compared to securities indices. These indices may be comprised of a composite of various recognized securities indices to reflect the investment policies of a Fund that invests its assets using different investment styles. Indices are not used in the management of a Fund but rather are standards by which an Adviser and shareholders may compare the performance of a Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund. This material is not to be considered representative or indicative of future performance. All performance information for a Fund is calculated on a class basis.

THE TRUST AND ITS SHARES

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Funds) and may divide portfolios or series into classes of shares (such as I Shares); the costs of doing so will be borne by the Trust. Currently the authorized shares of the Trust are divided into thirty-nine separate series.

OTHER CLASSES OF SHARES

Cash Investment Fund, U.S. Government Fund, Treasury Fund, Norwest WealthBuilder II Growth Portfolio, Norwest WealthBuilder II Growth and Income Portfolio, Norwest WealthBuilder II Growth Balanced Portfolio and Income Fund, Performa Disciplined Growth Fund, Performa Small Cap Value Fund, Performa Strategic Value Bond Fund, Performa Global Growth Fund, Minnesota Intermediate Tax-Free Fund, Aggressive Balanced-Equity Fund and Diversified Small Cap Fund currently issue one class of shares. Ready Cash Investment Fund currently issues two classes of shares - Investor Shares and Exchange Shares. Municipal Money Market Fund currently issues two classes of shares - Institutional Shares and Investor Shares. The other Funds issue three classes of shares, I Shares, A Shares and B Shares. A Shares and B Shares are offered to retail investors. A Shares charge a front-end sales charge and B Shares (and Exchange Shares) charge a contingent deferred sales charge. Each class of a Fund will have a different expense ratio and may have different sales charges (including distribution fees). Each class' performance is affected by its expenses and sales charges. For more information on any other class of shares of the Funds investors may contact the Transfer Agent at (612) 667-8833 or (800) 338-1348 or the Funds' distributor. Investors may also contact their Norwest sales representative to obtain information on the other classes.

SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any distribution plan which pertain to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular series or class, except if the matter affects only one series or class or voting by series or class is required by law, in which case shares will be voted separately by series or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will

                                                                              89
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be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a series is entitled to the shareholder's pro rata share of all dividends and distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Each Core Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Core Portfolio will be entitled to vote in proportion to its relative beneficial interest in the respective Core Portfolio. When required by the 1940 Act and other applicable law, a Fund will solicit proxies from its shareholders and will vote its interest in a Core Portfolio in proportion to the votes cast by its shareholders.

As of September 2, 1997, Norwest Bank may be deemed to have controlled Stable Income Fund, Limited Term Tax-Free Fund, Tax-Free Income Fund and Income Equity Fund, and Norwest Bank Colorado, N.A. may be deemed to have controlled Total Return Bond Fund, Colorado Tax-Free Fund and ValuGrowth Stock Fund, through investment in the Funds by their consumers. From time to time, these shareholders or other shareholders may own a large percentage of the Shares of a Fund and, accordingly, may be able to greatly affect (if not determine) the outcome of a shareholder vote.

CORE AND GATEWAY STRUCTURE

Ready Cash Investment Fund, Stable Income Fund, Total Return Bond Fund, Index Fund, Income Equity Fund, Large Company Growth Fund, Small Company Stock Fund, Small Company Growth Fund and Small Cap Opportunities Fund each seek to achieve its investment objective by investing all of its investable assets in its corresponding Core Portfolio, that has the same investment objective and substantially identical investment policies as the Fund. Cash Investment Fund, Diversified Bond Fund, Strategic Income Fund, Moderate Balanced Fund, Growth Balanced Fund, Diversified Equity Fund, Growth Equity Fund and International Fund each seek to achieve its investment objective by investing all or a part of its assets in two or more Core Portfolios. Accordingly, each Core Portfolio directly acquires portfolio securities and a Fund investing in the Core Portfolio acquires an indirect interest in those securities. Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio are a separate series of Schroder Capital Funds, a business trust organized under the laws of the State of Delaware in 1995. Each other Core Portfolio is a separate series of Core Trust (Delaware), a business trust organized under the laws of the State of Delaware in 1994. Each Core Trust is registered under the 1940 Act as an open-end, management, investment company. The assets of each Core Portfolio belong only to, and the liabilities of each Core Portfolio are borne solely by, that Core Portfolio and no other portfolio of a Core Trust.

THE CORE PORTFOLIOS. A Fund's investment in a Core Portfolio is in the form of a non-transferable beneficial interest. All investors in a Core Portfolio will invest on the same terms and conditions and will pay a proportionate share of the Core Portfolio's expenses. As of October 1, 1997, two or more funds of the Trust invested in each Core Portfolio (except Total Return Bond Portfolio and Schroder U.S. Smaller Companies Portfolio). As of that date, one other mutual fund invested in Schroder U.S. Smaller Companies Portfolio.

A Core Portfolio will not sell its shares directly to members of the general public. Another investor in a Core Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as any Fund, and could have different advisory and other fees and expenses than a Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests in a Core Portfolio. Information regarding any such funds is available from the Core Trusts by calling Forum at
(207) 879-0001.

CERTAIN RISKS OF INVESTING IN CORE PORTFOLIOS. A Funds' investment in a Core Portfolio may be affected by the actions of other large investors in that Core Portfolio. For example, if International Portfolio had a large investor other than International Fund that redeemed its interest International Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby

90
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producing lower returns. As there may be other investors in a Core Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all investors in a Core Portfolio; indeed, other investors hold a majority interest in a Core Portfolio, could have voting control of the Core Portfolio.

The Board retains the right to withdraw each Fund's investment in a Core Portfolio at any time, and the Fund could thereafter invest directly in individual securities or could re-invest its assets in one or more other Core Portfolios. A Fund might withdraw, for example, if there were other investors in a Core Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective or policies of the Core Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Core Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from a Core Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets directly by the Advisers or the investment of the Fund's assets in another pooled investment entity. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit the Advisers to manage the Fund's assets directly could have a significant impact on shareholders of the Fund.

Investment decisions are made by the portfolio managers of each Core Portfolio independently. Therefore the portfolio manager of one Core Portfolio in which a Fund invests may purchase shares of the same issuer whose shares are being sold by the portfolio manager of another Core Portfolio in which the Fund invests. This could result in an indirect expense to the Fund without accomplishing any investment purpose.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUNDS' SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

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                                   APPENDIX A
           INVESTMENTS, INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

COMMON STOCKS, WARRANTS AND PREFERRED STOCK

COMMON STOCKS AND WARRANTS - BALANCED FUNDS, EQUITY FUNDS. PREFERRED STOCK - BALANCED FUNDS, EQUITY FUNDS, TOTAL RETURN BOND FUND. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded on a securities exchange or in the over-the-counter market and may not be traded every day or in the volume typical of securities traded on a major national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over an extended period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. A Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment therein).

CONVERTIBLE SECURITIES

INCOME FUND, TOTAL RETURN BOND FUND, BALANCED FUNDS, EQUITY FUNDS. Convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are fixed income securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but usually are subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of a convertible security is, however, also influenced by the value of the underlying common stock. Except for Small Cap Opportunities Fund, the Funds may only invest in convertible securities that are investment grade.

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ADRS AND EDRS

BALANCED FUNDS, EQUITY FUNDS (EXCEPT INDEX FUND). A Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. A Fund (other than ValuGrowth Stock Fund and Contrarian Stock Fund) may also invest in European Depository Receipts ("EDRs"), receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and in other similar instruments representing securities of foreign companies. EDRs, in bearer form, are designed for use in European securities markets.

U.S. GOVERNMENT SECURITIES

ALL FUNDS. As used in this Prospectus, the term U.S. Government Securities means obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. The U.S. Government Securities in which a Fund may invest include U.S. Treasury Securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities and backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, the U.S. Government Securities in which the Funds may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

ZERO-COUPON SECURITIES

ALL FUNDS. A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These components are traded independently under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES"). The Funds may invest in other types of related zero-coupon securities. For instance, a number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Zero-coupon securities also may be issued by corporations and municipalities.

Zero-coupon securities are sold at original issue discount and pay no interest to holders prior to maturity, but a Fund holding a zero-coupon security must include a portion of the original issue discount of the security as income. Because of this, zero-coupon securities may be subject to greater fluctuation of market value than the other securities in which the Funds may invest. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when an investment adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

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CORPORATE DEBT SECURITIES AND COMMERCIAL PAPER

CORPORATE DEBT SECURITIES - CASH INVESTMENT FUND, READY CASH INVESTMENT FUND, FIXED INCOME FUNDS, BALANCED FUNDS, SMALL COMPANY STOCK FUND, CONTRARIAN STOCK FUND. COMMERCIAL PAPER - ALL FUNDS. The corporate debt securities in which the Funds may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7 day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

FINANCIAL INSTITUTION OBLIGATIONS

ALL FUNDS (EXCEPT TREASURY FUND). A Fund may invest in obligations of financial institutions, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bank notes are a debt obligation of a bank. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce a Fund's performance. Deposits subject to early withdrawal penalties or that mature in more than 7 days are treated as illiquid securities if there is no readily available market for the securities. A Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both. Investments in foreign bank obligations are limited to banks and branches located in countries which the Advisers believe do not present undue risk.

PARTICIPATION INTERESTS

CASH INVESTMENT FUND, READY CASH INVESTMENT FUND, DIVERSIFIED BOND FUND, BALANCED FUNDS. A Fund may purchase participation interests in loans or securities in which the Fund may invest directly that are owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in a loan or security in the proportion that the Fund's interest bears to the total principal amount of the security. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of the bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests the Fund will have the right to demand payment, on not more than 7 days notice, for all or a part of the Fund's participation interest. A Fund will only purchase participation interests from banks or other financial institutions that Norwest deems to be creditworthy. A Fund will not invest more than 10 percent of its total assets in participation interests in which the Fund does not have demand rights.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES

ILLIQUID SECURITIES - ALL FUNDS. RESTRICTED SECURITIES - MONEY MARKET FUNDS, FIXED INCOME FUNDS, BALANCED FUNDS, SMALL CAP OPPORTUNITIES FUND AND INTERNATIONAL FUND. Each Fund may invest up to 15 percent of its net assets in securities that at the time of purchase are illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 ("restricted securities"), securities which are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in 7 days. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might also have to register restricted securities in order to dispose of them, resulting in expense and delay. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.

An institutional market has developed for certain securities that are not registered under the Securities Act of 1933, including repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the Securities Act of 1933 or other exemptions, the Advisers may determine that such securities are not illiquid securities, under guidelines or other exemptions adopted by the Board (or, in the case of the Core Portfolios, the Core Trusts' board of trustees). These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holdings of that security may be illiquid.

BORROWING

ALL FUNDS. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. No Fund, other than Intermediate Government Income Fund, Diversified Bond Fund and, with respect to their assets invested in Managed Fixed Income Portfolio, the Balanced Funds, may purchase securities for investment while any borrowing equal to 5 percent or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 5 percent of the value of the Fund's total assets. A Fund's use of borrowed proceeds to make investments would subject the Fund to the risks of leveraging. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account; the use of these techniques in connection with a segregated account may result in a Fund's assets being 100 percent leveraged. (See "Appendix A - Techniques Involving Leverage.")

PURCHASING SECURITIES ON MARGIN

LIMITED TERM GOVERNMENT INCOME FUND AND INTERMEDIATE GOVERNMENT INCOME FUND. When a Fund purchases securities on margin, it only pays part of the purchase price and borrows the remainder. As a borrowing, a Fund's purchase of securities on margin is subject to the limitations and risks described in Borrowing above. In addition, if the value of the securities purchased on margin decreases such that the Fund's borrowing with respect to the security exceeds the maximum permissible borrowing amount, the

Fund will be required to make margin payments (additional payments to the broker to maintain the level of borrowing at permissible levels). A Fund's obligation to satisfy margin calls may require the Fund to sell securities at an inappropriate time.

TECHNIQUES INVOLVING LEVERAGE

ALL FUNDS. Utilization of leveraging involves special risks and may involve speculative investment techniques. The Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when-issued or forward commitment basis. In addition, certain funds may engage in dollar roll transactions and Intermediate Government Income Fund may purchase securities on margin and sell securities short (other than against the box). Each of these transactions involve the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. In addition, the use of swap and related agreements may involve leverage. The Funds use these investment techniques only when Norwest to a Fund believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the Fund's investment. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund.

The risks of leverage include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

In order to limit the risks involved in various transactions involving leverage, the Trust's custodian will set aside and maintain in a segregated account cash and securities in accordance with SEC guidelines. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions.

REPURCHASE AGREEMENTS, SECURITIES LENDING, REVERSE REPURCHASE AGREEMENTS, WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DOLLAR ROLL TRANSACTIONS.

A Fund's use of repurchase agreements, securities lending, reverse repurchase agreements and forward commitments (including "dollar roll" transactions) entails certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty while these transactions remained open or a counterparty defaulted on its obligations, the Fund might suffer a loss. Failure by the other party to deliver a security purchased by the Fund may result in a missed opportunity to make an alternative investment. The Advisers monitor the creditworthiness of counterparties to these transactions and intend to enter into these transactions only when they believe the counterparties present minimal credit risks and the income to be earned from the transaction justifies the attendant risks. Counterparty insolvency risk with respect to repurchase agreements is reduced by favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty. Those laws do not apply to securities lending and, accordingly, securities lending involves more risk than does the use of repurchase agreements. As a result of entering forward commitments and reverse repurchase agreements, as well as lending its securities, a Fund may be exposed to greater potential fluctuations in the value of its assets and net asset value per share. (See "Appendix A - Techniques Involving Leverage.")

REPURCHASE AGREEMENTS - ALL FUNDS (EXCEPT TREASURY FUND). A Fund may enter into repurchase agreements, transactions in which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally 1 to 7 days later. The resale price of a repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. The Trust's custodian maintains possession of the collateral underlying a repurchase agreement, which has a market value, determined daily, at least equal to the repurchase price, and which consists of the types of securities in which the Fund may invest directly. International Portfolio and, with respect to the portion of their assets managed in the International Fund style, Diversified Equity Fund, Growth Equity Fund and each Balanced Fund, may enter into repurchase agreements with foreign entities.

SECURITIES LENDING - ALL FUNDS. A Fund may lend securities from its portfolios to brokers, dealers and other financial institutions. Securities loans must be continuously secured by cash or U.S. Government Securities with a market value, determined daily, at least equal to the value of the Fund's securities loaned, including accrued interest. A Fund receives interest in respect of securities loans from the borrower or from investing cash collateral. A Fund may pay fees to arrange the loans. Schroder U.S. Smaller Companies Portfolio will not lend portfolio securities in excess of 25% of the value of the Portfolio's total assets. No other Fund will lend portfolio securities in excess of 33 1/3 percent of the value of the Fund's total assets.

REVERSE REPURCHASE AGREEMENTS - ALL FUNDS. A Fund may enter into reverse repurchase agreements, transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements may be viewed as a form of borrowing by the Fund from the buyer, collateralized by the security sold by the Fund. A Fund will use the proceeds of reverse repurchase agreements to fund redemptions or to make investments. In most cases these investments either mature or have a demand feature to resell to the issuer on a date not later than the expiration of the agreement. Interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Any significant commitment of a Fund's assets to the reverse repurchase agreements will tend to increase the volatility of the Fund's net asset value per share.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS - ALL FUNDS. A Fund may purchase fixed income securities on a "when-issued" or "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 3 months after the transaction. During the period between a commitment and settlement, no payment is made for the securities purchased and no interest on the security accrues to the purchaser. At the time a Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including price fluctuation. Failure by the other party to deliver a security purchased by a Fund may result in a loss or a missed opportunity to make an alternative investment. The use of when-issued transactions and forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. If Norwest or Schroder were to forecast incorrectly the direction of interest rate movements, however, a Fund might be required to complete these transactions when the value of the security is lower than the price paid by the Fund. Except for dollar-roll transactions, a Fund will not purchase securities on a when-issued or forward commitment basis if, as a result, more than 15 percent (35 percent in the case of Total Return Bond Fund) of the value of the Fund's total assets would be committed to such transactions.

When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds purchase securities on a when-issued and forward commitment basis only with the intention of actually receiving the securities. When-issued securities may include bonds purchased on a "when, and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Commitment of a Fund's assets to the purchase of securities on a when-issued or forward commitment basis will tend to increase the volatility of the Funds net asset value per share.

DOLLAR ROLL TRANSACTIONS - FIXED INCOME FUNDS AND BALANCED FUNDS. A Fund may enter into "dollar roll" transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Funds use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds obligation to repurchase the securities. The Funds will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage. Each Fund will limit its obligations on dollar roll transactions to 35 percent of the Fund's net assets.

SWAP AGREEMENTS

STABLE INCOME FUND, LIMITED TERM GOVERNMENT INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, BALANCED FUNDS. To manage its exposure to different types of investments, a Fund may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Funds performance. (See "Appendix A - Techniques Involving Leverage.") Swap agreements involve risks depending upon the counterparties' creditworthiness and ability to perform as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

MUNICIPAL SECURITIES

MUNICIPAL MONEY MARKET FUND, TAX-EXEMPT FIXED INCOME FUNDS. The municipal securities in which the Funds may invest include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of a Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due.

MUNICIPAL BONDS. Municipal bonds can be classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by a municipality's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds include industrial development bonds. Municipal bonds may also be "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

The Fund may invest in tax-exempt industrial development bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the municipality. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund will acquire private activity securities only if the interest payments on the security are exempt from federal income taxation (other than the Alternative Minimum Tax (AMT)).

MUNICIPAL NOTES. Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill short-term capital needs and generally have original maturities not exceeding one year. They include tax anticipation notes, revenue anticipation notes (which generally are issued in anticipation of various seasonal revenues), bond anticipation notes, construction loan notes and tax-exempt commercial paper. Tax-exempt commercial paper generally is issued with maturities of 270 days or less at fixed rates of interest.

MUNICIPAL LEASES. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Lease and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Generally, the Fund will invest in municipal lease obligations through certificates of participation.

PARTICIPATION INTERESTS. The Funds may purchase participation interests in municipal securities that are owned by banks or other financial institutions. Participation interests usually carry a demand feature backed by a letter of credit or guarantee of the bank or institution permitting the holder to tender them back to the bank or other institution. Prior to purchasing any participation interest, the Funds will obtain appropriate assurances that the interest earned by the Funds from the obligations in which it holds participation interests is exempt from federal and, in the case of Colorado Tax-Free Fund and Minnesota Tax-Free Fund, applicable state income tax.

STAND-BY COMMITMENTS. The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment. The Fund's policy is to enter into stand-by commitment transactions only with municipal securities dealers which, in the view of Norwest, present minimal credit risks.

PUTS ON MUNICIPAL SECURITIES. The Funds may acquire "puts" on municipal securities they purchase. A put gives the Fund the right to sell the municipal security at a specified price at any time on or before a specified date. The Fund will acquire puts only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its funds at more favorable rates. Generally, the Fund will buy a municipal security that is accompanied by a put only if the put is available at no extra cost. In some cases, however, the Fund may pay an extra amount to acquire a put, either in connection with the purchase of the related municipal security or separately from the purchase of the security. Puts involve the same risks discussed above with respect to stand-by commitments.

SHORT SALES

LIMITED TERM GOVERNMENT INCOME FUND AND INTERMEDIATE GOVERNMENT INCOME FUND. Each Fund may make short sales of securities which it does not own or have the right to acquire in anticipation of a decline in the market price for the security. When the Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share, will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor those sales. (See "Appendix A - Techniques Involving Leverage.")

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities represent an interest in a pool of mortgages originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by banks, savings associations, private mortgage insurance companies or mortgage bankers.

Interests in mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. In contrast, mortgage-backed securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities or a mortgage loan servicer. Additional payments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans.

UNDERLYING MORTGAGES. Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes, but may be made to purchasers of mobile homes or other real estate interests. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage servicers impose qualification standards for local lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

LIQUIDITY AND MARKETABILITY. The market for mortgage-backed securities has expanded considerably in recent years. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors make government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loan institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged, however, the market for conventional pools is smaller and less liquid than the market for government and government-related mortgage pools.

AVERAGE LIFE AND PREPAYMENTS. The average life of a pass-through pool varies with the maturities of the underlying mortgage instruments. In addition, a pool's terms may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Prepayments with respect to securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to a Fund if the securities were acquired at a premium. The occurrence of mortgage prepayments is affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

YIELD CALCULATIONS. Yields on pass-through securities are typically quoted by investment dealers based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgages. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund.

GOVERNMENT AND GOVERNMENT-RELATED GUARANTORS. The principal government guarantor of mortgage-backed securities is the Government National Mortgage Association ("GNMA"), a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages.

The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller-servicers. The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government that was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMCs national portfolio. FNMA and FHLMC each guarantee the payment of principal and interest on the securities they issue. These securities, however, are not backed by the full faith and credit of the United States Government.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations. Mortgage-backed securities issued by non-governmental issuers may offer a higher rate of interest than securities issued by government issuers because of the absence of direct or indirect government guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities, however, guarantee timely payment of interest and principal on such securities. Timely payment of interest and principal may also be supported by various forms of insurance, including individual loan, title, pool and hazard policies. There can be no assurance that the private issuers or insurers will be able to meet their obligations under the relevant guarantees and insurance policies.

ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities ("ARMs") are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Also, most adjustable rate securities (or the underlying mortgages) are subject to caps or floors. "Caps" limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan and, accordingly, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

ARMs may have less risk of a decline in value during periods of rapidly rising rates, but they may also have less potential for capital appreciation than other debt securities of comparable maturities due to the periodic adjustment of the interest rate on the underlying mortgages and due to the likelihood of increased prepayments of mortgages as interest rates decline. Furthermore, during periods of declining interest rates, income to a Fund will decrease as the coupon rate resets to reflect the decline in interest rates. During periods of rising interest rates, changes in the coupon rates of the mortgages underlying a Fund's ARMs may lag behind changes in market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, investors could suffer some principal loss if they sold Fund shares before the interest rates on the underlying mortgages were adjusted to reflect current market rates.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized Mortgage Obligations ("CMOs") are debt obligations that are collateralized by mortgages or mortgage pass-through securities issued by GNMA, FHLMC or FNMA or by pools of conventional mortgages ("Mortgage Assets"). CMOs may be privately issued or U.S. Government Securities. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs on the same schedule as they are received, although, certain classes (often referred to as tranches) of CMOs have priority over other classes with respect to the receipt of payments. Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and that have multiple classes similar to those of CMOs. Unless the context indicates otherwise, references to CMOs include multi-class mortgage pass-through securities. Payments of principal of and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-based securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the contemplated range, or if deviations from other assumptions occur, principal payments on a PAC Bond may be greater or smaller than predicted. The magnitude of the contemplated range varies from one PAC Bond to another; a narrower range increases the risk that prepayments will be greater or smaller than contemplated. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-backed securities.

The final tranche of a CMO may be structured as an accrual bond (sometimes referred to as a "Z-tranche"). Holders of accrual bonds receive no cash payments for an extended period of time. During the time that earlier tranches are outstanding, accrual bonds receive accrued interest which is a credit for periodic interest payments that increases the face amount of the security at a compounded rate, but is not paid to the bond holder. After all previous tranches are retired, accrual bond holders start receiving cash payments that include both principal and continuing interest. The market value of accrual bonds can fluctuate widely and their average life depends on the other aspects of the CMO offering. Interest on accrual bonds is taxable when accrued even though the holders receive no accrual payment. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when an investment adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are classes of mortgage-backed securities that receive different proportions of the interest and principal distributions from the underlying Mortgage Assets. They may be may be privately issued or U.S. Government Securities. In the most extreme case, one class will be entitled to receive all or a portion of the interest but none of the principal from the Mortgage Assets (the interest-only or "IO" class) and one class will be entitled to receive all or a portion of the principal, but none of the interest (the "PO" class). Currently, no fund may purchase IOs or POs.

ASSET-BACKED SECURITIES

LIMITED TERM GOVERNMENT INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, INCOME FUND, TOTAL RETURN BOND FUND, AND BALANCED FUNDS. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. No Fund may invest more than 10 percent of its net assets in asset-backed securities that are backed by a particular type of credit, for instance, credit card receivables. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

FOREIGN EXCHANGE CONTRACTS AND FOREIGN CURRENCY FORWARD CONTRACTS

DIVERSIFIED BOND FUND, BALANCED FUNDS, DIVERSIFIED SMALL CAP FUND, DIVERSIFIED EQUITY FUND, GROWTH EQUITY FUND, LARGE COMPANY GROWTH FUND, SMALL COMPANY GROWTH FUND, AND INTERNATIONAL FUND. Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. When investing in foreign securities a Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund incurs foreign exchange expenses in converting assets from one currency to another.

A Fund may enter into foreign currency forward contracts or currency futures or options contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Fund has investments may suffer a decline against the U.S. dollar. Like foreign exchange contracts and foreign currency forward contracts, these instruments are often referred to as derivatives, which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities. The Funds have no present intention to enter into currency futures or options contracts but may do so in the future. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. This method of attempting to hedge the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. No Fund intends to maintain a net exposure to such contracts where the fulfillment of the Fund's obligations under such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. A Fund will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if Norwest fails to predict currency values correctly.

FUTURES CONTRACTS AND OPTIONS

STABLE INCOME FUND, LIMITED TERM GOVERNMENT INCOME FUND, INTERMEDIATE GOVERNMENT INCOME FUND, DIVERSIFIED BOND FUND, TOTAL RETURN BOND FUND, BALANCED FUNDS, INDEX FUND, DIVERSIFIED EQUITY FUND AND SMALL CAP OPPORTUNITIES FUND. A Fund may seek to enhance its return through the writing (selling) and purchasing of exchange-traded and over-the-counter options on fixed income securities or indices. A Fund may also to attempt to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the use of those options and the purchase and sale of interest rate futures contracts and options on those futures contracts. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities. A Fund may only write options that are covered. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains cash, U.S. Government Securities or other liquid debt securities in a segregated account with a value at all times sufficient to cover the Fund's obligation under the option. Certain futures strategies employed by a Balanced Fund in making temporary allocations may not be deemed to be for bona fide hedging purposes, as defined by the Commodity Futures Trading Commission. A Fund may enter into these futures contracts only if the aggregate of initial margin deposits for open futures contract positions does not exceed 5 percent of the Fund's total assets.

RISK CONSIDERATIONS. The Fund's use of options and futures contracts subjects the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on Norwest's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which the Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions; (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited loss when investing in futures contracts or writing options for which an offsetting position is not held.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position or that a counterparty in an over-the-counter option transaction will be able to perform its obligations. There are a limited number of options on interest rate futures contracts and exchange traded options contracts on fixed income securities. Accordingly, hedging transactions involving these instruments may entail "cross-hedging." As an example, a Fund may wish to hedge existing holdings of mortgage-backed securities, but no listed options may exist on those securities. In that event, Norwest may attempt to hedge the Fund's securities by the use of options with respect to similar fixed income securities. The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist.

LIMITATIONS. Except for the futures contracts strategies of the Balanced Funds used for making temporary allocations among fixed-income and equity securities, the Funds have no current intention of investing in futures contracts and options thereon for purposes other than hedging. Schroder U.S. Smaller Companies Portfolio may purchase a call or put only if, after such purchase, the value of all put and call options held by the Portfolio would not exceed 5% of the Portfolio's total assets. No other Fund may purchase any call or put option on a futures contract if the premiums associated with all such options held by the Fund would exceed 5 percent of the Fund's total assets as of the date the option is purchased. No Fund may sell a put option if the exercise value of all put options written by the Fund would exceed 50 percent of the Fund's total assets or sell a call option if the exercise value of all call options written by the Fund would exceed the value of the Fund's assets. In addition, the current market value of all open futures positions held by a Fund will not exceed 50 percent of its total assets.

OPTIONS ON SECURITIES. A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period, supply and demand and interest rates.

OPTIONS ON STOCK INDICES. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional stock options except that exercises of stock index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

INDEX FUTURES CONTRACTS. Bond and stock index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond or stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contract. In addition to the Funds listed at the beginning of this section, "Futures Contracts and Options," a Fund using the Index Fund investment style may invest in index futures contracts to a limited extent.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to stock options except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

--------------------------------------------------------------------------------

PROSPECTUS

OCTOBER 1, 1997, AS AMENDED DECEMBER 1, 1997

THE PERFORMA FUNDS

PERFORMA STRATEGIC VALUE BOND FUND
PERFORMA DISCIPLINED GROWTH FUND
PERFORMA SMALL CAP VALUE FUND
PERFORMA GLOBAL GROWTH FUND

This Prospectus explains concisely what you should know before investing in PERFORMA STRATEGIC VALUE BOND FUND, PERFORMA DISCIPLINED GROWTH FUND, PERFORMA SMALL CAP VALUE FUND and PERFORMA GLOBAL GROWTH FUND (each a "Fund" and collectively the "Funds"). Please read it carefully and keep it for future reference. The Funds are each diversified portfolios of Norwest Advantage Funds (the "Trust"), a registered, open-end, management investment company.

Each Fund seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio of another registered, open-end, management investment company with the same investment objective (each a "Portfolio" and collectively the "Portfolios"). See "Organization."

Investors should read this Prospectus carefully and retain it for future reference. You can find more detailed information in the Statement of Additional Information, dated October 1, 1997 (the "SAI"), which maybe amended from time to time. For information on purchasing Shares of the Funds call toll free (888) 800-6748. For a free copy of the SAI or other information, call the Funds' distributor at (207) 879-0001. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

                                                                                               PAGE
1.         SUMMARY......................................................................          3

2.         INVESTMENT OBJECTIVES........................................................          6

3.         HOW THE FUNDS PURSUE THEIR OBJECTIVES........................................          6

4.         HOW PERFORMANCE IS SHOWN.....................................................         16

5.         ORGANIZATION.................................................................         16

6.         HOW THE FUNDS ARE MANAGED....................................................         18

7.         ABOUT YOUR INVESTMENT........................................................         24

8.         THE FUNDS' DISTRIBUTIONS AND
           CERTAIN TAX INFORMATION......................................................         25
           APPENDIX A...................................................................        A-1
             Glossary of Investment Terms
           APPENDIX B...................................................................        B-1
             Explanation of Rating Categories

1. SUMMARY

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

INVESTING IN THE FUNDS

You may purchase shares of the Funds through certain broker-dealers, banks and other financial institutions. While no Fund is intended to provide a complete or balanced investment program, each can serve as a component of your investment program.

THE FUNDS

PERFORMA STRATEGIC VALUE BOND FUND seeks total return by investing primarily in income producing securities. The Fund invests in a broad range of fixed income instruments in order to create a strategically diversified portfolio of high quality fixed income investments.

PERFORMA DISCIPLINED GROWTH FUND seeks capital appreciation by investing primarily in common stocks of larger companies. The Fund invests in companies that, in the view of the investment adviser, possess above average potential for growth and which will report a level of corporate earnings that exceeds the level expected by investors.

PERFORMA SMALL CAP VALUE FUND seeks capital appreciation by investing primarily in common stocks of smaller companies. The Fund seeks higher growth rates and greater long-term returns by investing in the stocks of smaller companies that, in the view of the investment adviser, are undervalued and which will report a level of corporate earnings that exceeds the level expected by investors.

PERFORMA GLOBAL GROWTH FUND seeks long-term growth of capital by investing primarily in common stocks of established companies throughout the world, including the United States. The Fund invests in companies located in developed, newly industrialized and emerging markets that, in the view of the investment adviser, have a sustainable competitive advantage and whose growth potential is undervalued by investors.

STRUCTURE OF THE FUNDS

Each Fund seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio of a registered, open-end, management investment company (each a "Core Trust") that has the same investment objective and substantially similar investment policies. Accordingly, the investment experience of each Fund will correspond directly with the investment experience of its respective Portfolio. See "Organization." The Portfolios in which the Funds invest are:

FUND                                         CORRESPONDING PORTFOLIO
-------------------------------------------  -----------------------------------------
Performa Strategic Value Bond Fund           Strategic Value Bond Portfolio
Performa Disciplined Growth Fund             Disciplined Growth Portfolio
Performa Small Cap Value Fund                Small Cap Value Portfolio
Performa Global Growth Fund                  Schroder Global Growth Portfolio

MANAGEMENT OF THE FUNDS

NORWEST INVESTMENT MANAGEMENT, INC. ("Norwest"), a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"), is the investment adviser of each Core Portfolio other than Schroder Global Growth Portfolio and each Fund. Norwest provides investment advice to various institutions, pension plans and other accounts and, as of August 31, 1997, managed over $22 billion in assets. Norwest Bank serves as transfer agent, dividend disbursing agent and custodian of the Funds, and serves as the custodian of each Core Portfolio other than Schroder Global Growth Portfolio. See "How the Funds are Managed."

Each Fund incurs investment advisory fees indirectly through the investment advisory fees paid by its corresponding Core Portfolio.

GALLIARD CAPITAL MANAGEMENT, INC. ("Galliard"), an investment advisory subsidiary of Norwest Bank, is the investment subadviser of Strategic Value Bond Portfolio. Galliard provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities.

SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. ("Schroder"), a wholly owned U.S. subsidiary of Schroders Incorporated, the wholly owned U.S. holding company subsidiary of Schroders plc., is the investment adviser of Schroder Global Growth Portfolio. As of June 30, 1997, Schroder had over $28 billion in assets under management.

SMITH ASSET MANAGEMENT GROUP, L.P. ("Smith Group"), a registered investment adviser, is the investment subadviser of Disciplined Growth Portfolio and Small Cap Value Portfolio. Smith group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals.

Norwest, Schroder, Galliard and Smith (or Norwest and a particular investment subadviser) are sometimes referred to collectively as the "Advisers."

FUND ADMINISTRATION AND DISTRIBUTION

FORUM ADMINISTRATIVE SERVICES, LLC ("FAS") serves as administrator to the Funds and also provides administrative services to the Portfolios. Schroder Fund Advisors Inc. ("Schroder Advisors") serves as the administrator of Schroder Global Growth Portfolio and FAS serves as that Portfolio's subadministrator. The manager of the Funds and distributor of their shares is Forum Financial Services, Inc. ("Forum"). See "How the Funds are Managed - The Funds' Other Service Providers."

PURCHASE AND REDEMPTION OF SHARES

You may purchase or redeem your shares without a sales or other charge. The minimum initial investment is $1,000, the minimum subsequent investment is $100 and you may make $100 monthly periodic investments. See "About Your Investment."

DIVIDENDS AND DISTRIBUTIONS

Dividends of net investment income are declared and paid monthly in the case of PERFORMA STRATEGIC VALUE BOND FUND and declared and paid annually in the case of all other Funds. Each Fund's net capital gain, if any, is distributed at least annually. See "The Funds' Distributions and Certain Tax Information."

CERTAIN RISK FACTORS

There can be no assurance that any Fund will achieve its investment objective, and each Fund's net asset value and total return will fluctuate based upon changes in the value of the securities held by its corresponding Portfolio. Upon redemption, an investment in a Fund may be worth more or less than its original value. An investment in any Fund involves certain risks, depending on the types of investments made and the types of investment techniques employed. All investments made by the Portfolios entail some risk.

Each Fund is designed for the investment of that portion of an investor's funds that can appropriately bear the special risks associated with the Fund. The risks of investing in each Fund are more specifically described in "How the Funds Pursue Their Objectives."

Normally, the value of PERFORMA STRATEGIC VALUE BOND FUNDS' investments will vary inversely with changes in interest rates. While the Fund invests at least 65% of its assets in investment grade securities (securities rated in the top four highest ratings categories by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's), it may invest in lower rated securities. See "How the Funds Pursue Their Objectives - Performa Strategic Value Bond Fund - Risks of Non-Investment Grade Securities." In addition, repayment of principal investment in securities entails certain risks.

Your investment in PERFORMA DISCIPLINED GROWTH FUND, PERFORMA SMALL CAP VALUE FUND and PERFORMA GLOBAL GROWTH FUND, each of which invests primarily in equity securities, is subject to the general risks of investing in the stock market. PERFORMA SMALL CAP VALUE FUND and PERFORMA GLOBAL GROWTH FUND invest in securities of smaller companies. These investments entail certain additional risks, including lower trading volumes and, therefore, the potential for greater price volatility. These Funds are designed for the investment of that portion of your funds that can appropriately bear the special risks associated with an investment in smaller market capitalization companies. PERFORMA GLOBAL GROWTH FUND invests in securities of foreign issuers. These investments entail certain additional risks, including the risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors' assets.

By pooling its assets in a Core Portfolio with other institutional investors, a Fund may be able to achieve certain efficiencies and economies of scale that it could not achieve by investing directly in securities. Nonetheless, these investments could have adverse effects on the Funds which investors should consider. See "Organization - Core and Gateway Structure - Certain Risks of Investing in Portfolios."

EXPENSES OF INVESTING IN THE FUNDS

Fund costs and expenses are one of several factors to consider when investing. Your costs and expenses are summarized in the following three tables. The Shareholder Transaction Expenses table summarizes your transaction costs of buying and selling Fund shares. The Annual Fund Operating Expenses table summarizes the expenses you will bear directly or indirectly on your investment in a Fund and is based on estimated expenses for the Funds' initial fiscal year of operations ending May 31, 1998. The Examples show your cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

SHAREHOLDER TRANSACTION EXPENSES

        Sales charges on purchases and reinvested distributions  None
        Deferred sales charges or redemption fees                None
        Exchange fees                                            None

ANNUAL FUND OPERATING EXPENSES
(As a percentage of average net assets after applicable expense reimbursements)

                                                                                  OTHER
                                                                                 EXPENSES
                                                    INVESTMENT                    (AFTER       TOTAL FUND
                                                     ADVISORY    RULE 12b-1     REIMBURSE-     OPERATING
                                                       FEES         FEES          MENTS)        EXPENSES
                                                    ----------   ----------   --------------   ----------
Performa Strategic Value Bond Fund                    0.50%         None          0.35%          0.85%
Performa Disciplined Growth Fund                      0.90%         None          0.35%          1.25%
Performa Small Cap Value Fund                         0.95%         None          0.35%          1.30%
Performa Global Growth Fund                           0.90%         None          0.55%          1.45%

This table is provided to help you understand the expenses of investing and sets forth your share of a Fund's operating expenses. Each Fund's expenses include the Fund's pro rata portion of all expenses of the Portfolio in which the Fund invests. "Investment Advisory Fees" are those incurred by the Portfolio in which the Fund invests. For Performa Global Growth Fund, "Investment Advisory Fees" includes the administrative services fee payable to Norwest and the administration fee and portfolio management fee payable to Schroder. "Other Expenses" are estimated for the current fiscal year and reflect projected expense reimbursements. Absent projected expense reimbursements, "Other Expenses" would be 0.52%, 0.60%, 0.55% and 2.02%, respectively, and "Total Fund Operating Expenses" would be 1.39%, 1.87%, 1.87% and 2.92%, respectively. Expense reimbursements are voluntary and may be reduced or eliminated at any time. For a further description of the fees and expenses incurred in the operation of the Funds. See "How the Funds are Managed."

EXAMPLES

Your investment of $1,000 would incur the following expenses assuming: (1) the investment of all of the Fund's assets in its corresponding Portfolio, (2) a 5% annual return, (3) the reinvestment of all your dividends and distributions and
(4) redemption at the end of each period. The example is based on the expenses listed in the Annual Fund Operating Expenses table.

                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                    ------   -------   -------   --------
Performa Strategic Value Bond Fund                   $  9     $ 27      $ 47      $ 105
Performa Disciplined Growth Fund                     $ 13     $ 40      $ 69      $ 151
Performa Small Cap Value Fund                        $ 13     $ 41      $ 71      $ 157
Performa Global Growth Fund                          $ 15     $ 46      $ 79      $ 174

THE EXAMPLE DOES NOT REPRESENT PAST OR FUTURE EXPENSE LEVELS. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. The five percent annual return is required by government regulation and does not represent the Fund's actual returns.

2. INVESTMENT OBJECTIVES

Each Fund pursues its investment objective as listed below in accordance with its own separate investment policies. No Fund is intended to be a complete investment program, and there is no assurance that any Fund will achieve its investment objective.

PERFORMA STRATEGIC VALUE BOND FUND seeks total return by investing primarily in income producing securities.

PERFORMA DISCIPLINED GROWTH FUND seeks capital appreciation by investing primarily in common stocks of larger companies.

PERFORMA SMALL CAP VALUE FUND seeks capital appreciation by investing primarily in common stocks of smaller companies.

PERFORMA GLOBAL GROWTH FUND seeks long-term growth of capital by investing primarily in common stocks of established companies throughout the world, including the United States.

3. HOW THE FUNDS PURSUE THEIR OBJECTIVES

STRUCTURE OF THE FUNDS

Each Fund seeks to achieve its objective by investing all of its investable assets in the Fund's corresponding Portfolio. Each Portfolio has the same investment objective and substantially similar investment policies as the corresponding Fund. Accordingly, the investment experience of each Fund will correspond directly with the investment experience of its corresponding Portfolio. The Portfolios in which the Funds invest are:

FUND                                       CORRESPONDING PORTFOLIO
-----------------------------------------  ------------------------------------------------
Performa Strategic Value Bond Fund         Strategic Value Bond Portfolio
Performa Disciplined Growth Fund           Disciplined Growth Portfolio
Performa Small Cap Value Fund              Small Cap Value Portfolio
Performa Global Growth Fund                Schroder Global Growth Portfolio

By pooling their assets in a Portfolio with other institutional investors, each of the Funds may be able to achieve certain efficiencies, economies of scale and enhanced portfolio diversification. Nonetheless, these investments could have adverse effects on the Funds which investors should consider. Investment decisions are made by the Advisers of each Portfolio independently. See "Organization - Core and Gateway Structure."

You should read the "Additional Investment Policies" section and the appendices in conjunction with this section in order to fully understand the Funds' investments and risks. Although this section discusses the investment policies of the Portfolios, it applies equally to the Funds.

PERFORMA STRATEGIC VALUE BOND FUND

Strategic Value Bond Portfolio invests in a broad range of fixed income instruments including corporate bonds, asset-backed securities, Mortgage-related securities, U.S. Government Securities, preferred stock, convertible bonds and foreign bonds in order to create a strategically diversified portfolio of high quality fixed income investments.

In making investment decisions, the investment adviser focuses on relative value as opposed to the prediction of the direction of interest rates. In general, particular emphasis is placed on higher current income instruments such as corporate bonds and mortgage/asset-backed securities in order to enhance returns. The investment adviser believes that this exposure enhances performance in varying economic and interest rate cycles while avoiding excessive risk concentrations. The investment adviser's investment process involves rigorous evaluation of each security. This includes identifying and valuing cash flows, embedded options, credit quality, structure, liquidity, marketability, current versus historical trading relationships, supply and demand for the instrument and expected returns in varying economic/interest rate environments. This process seeks to identify securities which represent the best relative economic value. The results of the investment process are then evaluated against the Portfolio's objective and the Portfolio purchases those securities which will enhance its positioning. The Portfolio will be repositioned based on market changes and shifts in relative value of the instruments held by the Portfolio.

The Portfolio's investments are subject to the various risks of investing in fixed-income securities. To limit the Portfolio's "credit risk," in general 65% of the Portfolio's assets will be invested in fixed income securities rated in one of the three highest rating categories by at least one NRSRO, such as Moody's Investors Service, Standard & Poor's, Fitch Investors Service, L.P. or Duff & Phelps Credit Rating Co., or which are unrated and determined by the investment adviser to be of comparable quality. In addition, the Portfolio will limit its investment in securities with a less than an investment grade rating to 20% of the Portfolio's assets. While the average quality of the Portfolio will vary over an economic cycle, the average rating of the Portfolio's investments will be "A" or better. A description of the rating categories of various NRSRO's is contained in Appendix B. Investment grade instruments include those that are rated in one of four highest long-term rating categories by an NRSRO or are unrated and determined by the investment adviser to be of comparable quality.

The average maturity of the Portfolio will vary between five and fifteen years. In the case of mortgage-related, asset-backed and similar securities, the Portfolio uses the security's average life in calculating the Portfolio's average maturity. The Portfolio's effective duration normally will vary between three and eight years.

One of the primary tenets of the Fund is strategic diversification. Toward that end, the Fund will not invest more than: (1) 75% in corporate bonds, (2) 25% in one industry of the corporate market, (3) 50% in asset-backed securities, or (4) 60% in mortgage-related securities. U.S. Government securities may be held in any amount without restriction. With respect to corporate bonds, generally no more than 5% will be held in one issuer.

The Portfolio may enter into derivative transactions to receive favorable financing or diversify portfolio risk. The Portfolio may invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred as "private placements" or "restricted securities.") In addition the Portfolio may invest in interest in other investment companies, which also may be "restricted securities." See "Additional Investment Policies - Derivative Investments" and "Appendix A - Glossary of Investment Terms - Futures, Options and Other Derivatives."

RISKS OF INVESTING IN FIXED INCOME SECURITIES. The primary risks of investing in any fixed income instrument are market risk (the risk of changing interest rates) and credit risk. In addition, prepayment risk and extension risk exist for certain types of fixed income instruments in which the Portfolio may invest.

Market risk refers to the change in the market value of fixed income investments held by a Portfolio, including money market instruments, when there is a change in interest rates. There is normally an inverse relationship between the market value of these securities and actual changes in interest rates. Thus, an increase in interest rates generally produces a decrease in market value of fixed income securities, while a decrease in interest rates generally produces an increase in market value of fixed income securities. Moreover, the longer the remaining maturity of a security, the greater is the affect of interest rate changes on the market value of the security.

Fixed income investments are subject to CREDIT RISK which refers to the ability of the debtor (the issuer of the instrument) and any other obligor, to pay principal and interest on the debt as it becomes due. Changes in the ability of an issuer to make payments of interest and principal and the market's perception of an issuer's creditworthiness will affect the market value of the debt securities of that issuer. Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors which may restrict the ability of any issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Mortgage-related and asset-backed securities are subject to PREPAYMENT RISK, which refers to the fact that holders of these instruments may have all or any part of their principal investment returned by the issuer as the mortgages or other assets backing the investment are paid off. Prepayments during times of declining interest rates tend to lower the return of a Fund. Prepayments also may result in losses to a Fund if the securities were acquired at a premium (that is, for an amount above the security's par value).

Certain debt instruments may also be subject to EXTENSION RISK, which refers to the change in total return on a debt instrument resulting from extension or abbreviation of the instrument's maturity.

RISKS OF NON-INVESTMENT GRADE SECURITIES. The Portfolio may invest up to 20% of its assets in non-investment grade securities rated "C" and above (commonly referred to as "junk bonds"). These securities have speculative or predominantly speculative characteristics and provide poor protection for payment of principal and interest, but may have greater potential for capital appreciation than do higher quality securities. Non-investment grade securities involve greater risk of default or price changes due to changes in the issuers' creditworthiness than do investment grade securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty.

THE EQUITY FUNDS

Each of Disciplined Growth Portfolio, Small Cap Value Portfolio, and Global Growth Portfolio (the "Equity Portfolios") invest primarily in common stock. The fundamental risk of investing in common stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. Common stocks in which a Portfolio may invest may be traded on a securities exchange or in the over-the-counter market and, particularly for smaller and foreign companies, may not be traded every day in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by a Portfolio of a security to meet redemptions by interest holders or otherwise may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

PERFORMA DISCIPLINED GROWTH FUND

Disciplined Growth Portfolio seeks greater long-term returns by investing primarily in the common stock of companies that, in the view of the investment adviser, possess above average potential for growth. The average market capitalization of the companies in which the Portfolio invests will be greater than $5 billion.

The Portfolio seeks to identify growth companies that will report a level of corporate earnings that exceeds the level expected by investors. In seeking these companies, the investment adviser uses both quantitative and fundamental analysis. Among the factors that the investment adviser considers are changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. The investment adviser uses a variety of valuation measures to determine whether the share price already reflects any positive fundamentals identified by the investment adviser. The investment adviser attempts to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality and valuation and to the extent possible, gives equal weighting to portfolio securities.

PERFORMA SMALL CAP VALUE FUND

Small Cap Value Portfolio seeks higher growth rates and greater long-term returns by investing primarily in the common stock of smaller companies that, in the view of the investment adviser, are undervalued. Under normal circumstances, the Portfolio will invest substantially all of its assets, but not less than 65% of its net assets, in securities of companies with a market capitalization which reflects the market capitalization of companies included in the Russell 2000 Index.

The Portfolio invests in those smaller companies that the investment adviser believes to be undervalued and which will report a level of corporate earnings exceeding the level expected by investors. The determination of value is based upon both the price to earnings ratio of the company and a comparison of the public market value of the company to a proprietary model that values the company in the private market. In seeking companies that will report a level of earnings exceeding that expected by investors, the investment adviser uses both quantitative and fundamental analysis. Among the factors that the investment adviser considers are changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and the fundamental business outlook for the company.

RISKS OF INVESTING IN SMALLER COMPANIES. Investment in smaller capitalization companies carries greater risk than investment in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies. The trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies. Heavy trading generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure). Accordingly, the net asset value of the Fund can be expected to fluctuate more that that of other funds that invest in larger capitalization companies.

Smaller companies often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which the Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market which can adversely affect the Portfolio's ability to sell the securities and can result in such securities being priced lower than otherwise might be the case. If other institutional investors trade in the securities of a smaller company in which the Portfolio holds an interest, the Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

PERFORMA GLOBAL GROWTH FUND

Global Growth Portfolio invests in common stocks of established companies located in the developed, newly industrialized and emerging markets. Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets in companies located in at least five countries, one of which will be the United States. The Portfolio can purchase stocks without regard to a company's market capitalization, although investments will generally be concentrated in the larger and, to a lesser extent, medium-sized companies relative to the particular market. The percentage of the Portfolio's assets invested in U.S. and non-U.S. stocks will vary over time in accordance with the outlook of the investment adviser.

Stock selection is at the heart of the investment adviser's investment process. The investment adviser emphasizes fundamental company analysis in its approach to selecting investments for the Portfolio. The investment adviser seeks companies that it believes have a sustainable competitive advantage and whose growth potential is undervalued by investors. In selecting companies for investment, the investment adviser considers historical growth rates and future growth prospects, management capability, competitive position in both domestic and export markets and other factors. The investment adviser will seek to add value through active geographic allocation. The investment adviser's allocation decisions are based upon its assessment of the likelihood that the country will have a favorable long-term business environment in which corporate growth will not be impeded by adverse macroeconomic or political factors.

The Portfolio may invest in debt securities issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities; debt securities issued or guaranteed by international organizations designated or supported by multiple foreign governmental entities (which are not obligations of foreign governments) to promote economic reconstruction or development; and debt securities issued by corporations or financial institutions.

GEOGRAPHIC CONCENTRATION. The Portfolio may invest more than 25% of its total assets in issuers located in any one country and to the extent that it does so, is susceptible to a range of factors that could adversely affect that country, including the political and economic developments and foreign exchange rate fluctuations discussed below. As a result of investing substantially in one country, the value of the Portfolio's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration.

RISKS OF INTERNATIONAL INVESTING. All investments, domestic and foreign, involve risks. Investment in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. While the Portfolio will generally invest only in securities of companies and governments in countries that the investment adviser, in its judgment, considers both politically and economically stable, all foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital. Foreign investments are subject to the risk of changes in foreign governmental attitudes towards private investment that could lead to nationalization, increased taxation or confiscation of Portfolio assets.

Moreover, (1) dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income earned by the Portfolio; (2) commission rates payable on foreign portfolio transactions are generally higher than in the United States; (3) accounting, auditing and financial reporting standards differ from those in the United States, which means that less information about foreign companies may be available than is generally available about issuers of comparable securities in the United States.; (4) foreign securities often trade less frequently and with lower volume than U.S. securities and consequently may exhibit greater price volatility; and (5) foreign securities trading practices, including those involving securities settlement, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer or registrar.

EMERGING MARKETS. Investing in emerging market countries generally presents greater risk than does other foreign investing. In any emerging market country, there is the increased possibility of expropriation of assets, confiscatory taxation, nationalization of companies or industries, foreign exchange controls, foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in those countries. In the event of expropriation, nationalization or other confiscation, the Portfolio could lose its entire investment in the country involved. The economies of developing countries are more likely to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. There may also be less monitoring and regulation of emerging markets and the activities of brokers there. Investing may require that the Portfolio adopt special procedures, seek local government approvals or take other actions that may incur costs for the Portfolio.

Certain emerging market countries may restrict investment by foreign investors. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Portfolio. Several emerging market countries have experienced high, and in some periods extremely high, rates of inflation in recent years. Inflation and rapid fluctuations in inflation rates may adversely affect these countries' economies and securities markets. Further, inflation accounting rules in some emerging market countries may indirectly generate losses or profits for certain emerging market companies.

CURRENCY FLUCTUATIONS AND DEVALUATIONS. Because the Portfolio will invest heavily in non-U.S. currency-denominated securities, changes in foreign currency exchange rates will affect the value of the Portfolio's investments. A decline against the dollar in the value of currencies in which the Portfolio's investments are denominated will result in a corresponding decline in the dollar value of the Portfolio's assets. This risk is heightened in some emerging market countries.

The Portfolio may at times have to liquidate portfolio securities in order to acquire sufficient U.S. dollars to fund redemptions of the Funds or other investors or to purchase the U.S. dollars in order to pay its expenses. Changes in foreign currency exchange rates may contribute to the need to liquidate portfolio securities.

FOREIGN EXCHANGE CONTRACTS. Because the Portfolio will invest in non-U.S. dollar denominated securities, changes in foreign currency exchange rates will affect the value of the Portfolio's investments. A decline against the dollar in the value of currencies in which the Portfolio's investments are denominated will result in a corresponding decline in the dollar value of its assets. This risk tends to be heightened in the case of investing in certain emerging market countries. For example, some currencies of emerging market countries have experienced repeated devaluations relative to the U.S. dollar, and major adjustments have periodically been made in certain of such currencies. Some emerging market countries may also have managed currencies that do not float freely against the dollar. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict. When investing in foreign securities, the Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

The Portfolio may enter into foreign currency forward contracts to purchase or sell foreign currencies in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. This method of attempting to hedge the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities and may expose the Portfolio to the risk that the counterparty is unable to perform. Although such contracts may reduce the risk of loss to the Portfolio due to a decline in the value of the currency sold, they also limit any possible gain that might result should the value of such currency rise. The Portfolio does not intend to maintain a net exposure to such contracts where the fulfillment of obligations under such contracts would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in the currency. The Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if the investment adviser fails to predict currency values correctly. The Portfolio has no present intention to enter into currency futures or options contracts, but may do so in the future.

DEBT SECURITIES. The Portfolio may seek capital appreciation through investment in convertible or non-convertible debt securities. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. The receipt of income from these securities is incidental to the Portfolio's objective of long-term capital appreciation. Such income can be used, however, to offset the operating expenses of the Portfolio. The Portfolio will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Portfolio may invest to a certain extent in debt securities in order to participate in debt-to-equity conversion programs incident to corporate reorganizations.

ADDITIONAL INVESTMENT POLICIES

Each Fund's (and each Portfolio's) investment objective and all investment policies of the Funds (and Portfolios) that are designated as fundamental may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund (or Portfolio). A majority of outstanding voting securities means the lesser of 67% of the shares present or represented at a shareholders' meeting at which the holders of more than 50% of the outstanding shares are present or represented, or more than 50% of the outstanding shares. Except as otherwise indicated, investment policies of the Funds are not fundamental and may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. Likewise, nonfundamental investment policies of a Portfolio may be changed by that investment company's board of trustees without shareholder approval. See "Appendix A" and the SAI for further information.

BORROWING AND LENDING. As a fundamental policy, each Portfolio may borrow money but will limit borrowings to amounts not in excess of 33 1/3% of the value of the Portfolio's total assets. Borrowing for other than temporary or emergency purposes or meeting redemption requests is not expected to exceed 5% of the value of a Portfolio's assets. Certain transactions, such as reverse repurchase agreements, that are similar to borrowings are not treated as borrowings to the extent that the are fully collateralized. Each Portfolio may lend its investment securities to brokers, dealers and financial institutions for the purpose of realizing additional income. The total market value of securities loaned will not at any time exceed one-third of the value of the total assets of the Portfolio. Lending portfolio securities may result in the possible loss of rights in the collateral should the borrower fail financially.

DIVERSIFICATION AND CONCENTRATION. Each Portfolio is diversified as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). As a fundamental policy, with respect to 75% of its assets, no Portfolio may purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (1) more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer; or (2) the Portfolio would own more than 10% of the outstanding voting securities of any single issuer. No Portfolio may concentrate its assets in the securities of issuers in any one industry. As a fundamental policy, no Portfolio may purchase a security if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry. This limit does not apply to investments in U.S. Government Securities, or repurchase agreements covering U.S. Government Securities.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities are obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities. U.S. Government Securities include obligations backed by the full faith and credit of the U.S. Government as well as securities supported primarily or solely by the creditworthiness of the agency or instrumentality issuing the security, such as securities of the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Student Loan Marketing Association ("Sallie Mae"). There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities and include, among other things, repurchase agreements not entitling the holder to payment within seven days and securities subject to restrictions on resale, I.E., restricted securities, (other than those determined to be liquid by the investment advisers). Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Portfolio might also have to register securities subject to restrictions on resale in order to dispose of them, resulting in expense and delay. A Portfolio might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.

TEMPORARY DEFENSIVE POSITION. When business or financial conditions warrant, each Portfolio may assume a temporary defensive position and invest without limit in cash or prime quality cash equivalents, including: (1) short-term U.S. Government Securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States; (3) commercial paper; (4) repurchase agreements; and (5) shares of "money market funds" registered under the 1940 Act within the limits specified therein. During periods when and to the extent that a Portfolio has assumed a temporary defensive position, it may not be pursuing its investment objective. Apart from temporary defensive purposes, a Portfolio may at any time invest a portion of its assets in cash and cash equivalents or, in other investment companies to the extent permitted under the 1940 Act. Except during periods when a Portfolio assumes a temporary defensive position, each Equity Portfolio will have at least 65% of its total assets invested in common stock and Strategic Value Bond Portfolio will have at least 65% of its total assets invested in bonds.

REPURCHASE AGREEMENTS. Repurchase Agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. Repurchase agreements involve the risk that the seller will fail to repurchase the security as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

COMMON AND PREFERRED STOCK AND WARRANTS. Each Equity Portfolio may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and preferred stockholders, if any, are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is also a shareholder and not a creditor of the company. Equity securities owned by a Portfolio may be traded in the over-the-counter market or on a securities exchange, but may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by an Equity Portfolio of a security to meet withdrawals by interest holders or otherwise may require a Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the "book value" of an issuer or other objective measure of a company's worth.

The Equity Portfolio(s) may also invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time.

MORTGAGE-RELATED SECURITIES. Strategic Value Bond Portfolio may invest in mortgage-related securities, which represent an interest in a pool of mortgages originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities. Interests in mortgage-related securities differ from other forms of debt securities. Mortgage-related securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities or a mortgage loan servicer. Additional payments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans.

The market for certain mortgage-related securities may be limited. This may increase the volatility of the price of a particular security and make it difficult for the portfolio to sell a security.

The average life of a pass-through pool varies with the maturities of the underlying mortgage instruments. In addition, a pool's terms may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Prepayments with respect to securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to a Fund if the securities were acquired at a premium. The occurrence of mortgage prepayments is affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

Adjustable rate mortgage-related securities ("ARMs") are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Also, most adjustable rate securities (or the underlying mortgages) are subject to caps or floors. "Caps" limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan and, accordingly, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

ARMs may have less risk of a decline in value during periods of rapidly rising rates, but they may also have less potential for capital appreciation than other debt securities of comparable maturities due to the periodic adjustment of the interest rate on the underlying mortgages and due to the likelihood of increased prepayments of mortgages as interest rates decline. Furthermore, during periods of declining interest rates, income to a Fund will decrease as the coupon rate resets to reflect the decline in interest rates. During periods of rising interest rates, changes in the coupon rates of the mortgages underlying a Fund's ARMs may lag behind changes in market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, investors could suffer some principal loss if they sold Fund shares before the interest rates on the underlying mortgages were adjusted to reflect current market rates.

Stripped mortgage-related securities are classes of mortgage-related securities that receive different proportions of the interest and principal distributions from the underlying assets. In the most extreme case, one class will be entitled to receive all or a portion of the interest but none of the principal from the underlying assets (the interest-only or "IO" class) and one class will be entitled to receive all or a portion of the principal, but none of the interest (the "PO" class). Currently, the Portfolio does not purchase IOs or POs.

ASSET-BACKED SECURITIES. Strategic Value Bond Portfolio may invest in asset-backed securities, which represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-related assets such as motor vehicle installment sales contracts, leases of various types of real and personal property and receivables from revolving credit card agreements. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-related securities and, accordingly, are subject to many of the same risks.

Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-related securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-related securities. In addition, the market experience in these asset-backed securities is limited and the market may not be able to sustain liquidity through all phases of an interest rate or economic cycle.

DERIVATIVE INVESTMENTS. Each Portfolio may from time to time use various derivative instruments to protect its investment portfolio from movements in securities prices and interest rates. Besides Performa Global Growth Portfolio, the Portfolios may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk when investing in securities denominated in foreign currencies. See "How the Funds Pursue Their Objectives - Performa Global Growth Fund - Foreign Exchange Contracts."

Derivative instruments include futures contracts on securities, financial indices and foreign currencies, options on contracts and on securities, financial indices and foreign currencies and interest rate swaps and swap-related products. The Portfolios use derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, a Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase the Portfolio's income or otherwise seeking to enhance return. See "Appendix A" and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes a Portfolio to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the directions that the portfolio manager anticipates;
(2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) inability to close out certain hedged positions to avoid adverse tax consequences; (5) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (6) leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and (7) particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Portfolio worse off than if it had not entered into the position.

Although the Portfolios believe that the use of derivative instruments will be beneficial, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if the investment adviser's judgment proves incorrect.

4. HOW PERFORMANCE IS SHOWN

Fund performance figures are based upon historical results and are not intended to indicate future performance. Investment returns and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

This section will help you understand various terms that are commonly used to describe the Funds' performance. You may see references to these terms in the Funds' advertisements and in general media articles. These advertisements may include comparisons of the Funds' performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. The Funds may measure performance in terms of yield or total return.

Cumulative total return represents the actual rate of return on an investment for a specified period. Cumulative total return is generally quoted for more than one year (i.e., the life of the Fund), and does not show interim fluctuations in the value of an investment.

Average annual total return represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in the Fund's return and are not the same as actual annual results.

Yield shows the rate of income a Fund earns on its investments as a percentage of the Fund's share price. It is calculated by dividing the Fund's net investment income for a 30-day period by the average number of shares entitled to receive dividends and dividing the result by the Fund's net asset value per share at the end of the 30-day period. Yield does not include changes in NAV. Generally, yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Fund for a year and the Fund continued to have the same yield for the entire year.

5. ORGANIZATION

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Funds) and may divide portfolios or series into classes of shares; the costs of doing so will be borne by the Trust. As of the date of this Prospectus, each Fund offers one class of shares. The Trust currently offers thirty-nine separate series.

VOTING AND OTHER RIGHTS

Each share has one vote, with fractional shares voting proportionally. Shares of the Trust will vote together without regard to series or classes of shares on all matters except: (1) when required by the 1940 Act or when the Trustees have determined that the matter affects the interests of one or more series or classes materially differently, shares will be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interest of one or more series or classes, only shareholders of that series or class shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees. If a Fund were liquidated, its shareholder would receive the net assets of the Fund.

Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders (and Trustees) have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. A shareholder in a series is entitled to the shareholder's pro rata share of all dividends and distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Each Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. When required by the 1940 Act and other applicable law, a Fund will solicit proxies from its shareholders and will vote its interest in a Portfolio in proportion to the votes cast by its shareholders. If there are other investors in a Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could hold have voting control of the Portfolio.

From time to time, certain shareholders may own a large percentage of the Shares of a Fund and, accordingly, may be able to greatly affect (if not determine) the outcome of a shareholder vote. Due to its initial investment in each Fund, prior to the public offering of each Fund, Forum may be deemed to control each Fund.

CORE AND GATEWAY STRUCTURE

Each Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio, that has the same investment objective and substantially identical investment policies as the Fund. Accordingly, each Portfolio directly acquires portfolio securities and a Fund acquires an indirect interest in those securities. Each Portfolio (other than Schroder Global Growth Portfolio) is a separate series of Core Trust (Delaware) ("Core Trust"), a business trust organized under the laws of the State of Delaware in 1994. Schroder Global Growth Portfolio is a separate series of Schroder Capital Funds ("Schroder Core"), a business trust organized under the laws of the State of Delaware in 1995. Core Trust and Schroder Core are registered under the 1940 Act as open-end, management, investment companies. The assets of each Portfolio belong only to, and the liabilities of each Portfolio are borne solely by, that Portfolio and no other portfolio of Core Trust or Schroder Core, as applicable.

THE PORTFOLIOS. A Fund's investment in a Portfolio is in the form of a non-transferable beneficial interest. All investors in a Portfolio will invest on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses.

The Portfolios do not sell their shares directly to members of the general public. Another investor in a Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as any Fund, and could have different advisory and other fees and expenses than a Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests in a Portfolio. Information regarding any such funds is available from Core Trust by calling Forum at (207) 879-1900.

CERTAIN RISKS OF INVESTING IN PORTFOLIOS. A Fund's investment in a Portfolio may be affected by the actions of other large investors in that Portfolio. For example, if Disciplined Growth Portfolio had a large investor other than Performa Disciplined Growth Fund that redeemed its interest, Disciplined Growth Portfolio's remaining investors (including Disciplined Growth Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. As there may be other investors in a Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all investors in a Portfolio; indeed, other investors holding a majority interest in a Portfolio could have voting control of the Portfolio.

The Board retains the right to withdraw each Fund's investment in a Portfolio at any time, and the Fund could thereafter invest directly in individual securities or could re-invest its assets in one or more other Core Portfolio. A Fund might withdraw its investment from a Portfolio, for example, if there were other investors in the Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from a Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets directly by Norwest or the investment of the Fund's assets in another pooled investment entity. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit Norwest to manage the Fund's assets directly, could have a significant impact on shareholders of the Fund.

6. HOW THE FUNDS ARE MANAGED

TRUSTEES

The Board of Trustees oversees the business affairs of the Funds and is responsible for major decisions relating to each Fund's investment objective and policies. The Board formulates the general policies of the Funds and meets periodically to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Funds and the Trust. The Board consists of eight persons. A board of trustees for each Core Trust (each a "Core Board") performs similar functions with respect to the Portfolios of that investment company. The Board also monitors the activities of each Portfolio and its service providers.

INVESTMENT ADVISORY SERVICES

Norwest Investment Management, Inc. Subject to the general supervision of the Core Board, Norwest makes investment decisions for the Portfolios (except for Global Growth Portfolio) and continuously reviews, supervises and administers each Portfolio's investment program or oversees the investment decisions of the subadvisers, as applicable. Norwest, which is located at Norwest Center, Sixth Street and Marquette, Minneapolis, Minnesota 55479, is an indirect subsidiary of Norwest Corporation, a multi-bank holding company that was incorporated under the laws of Delaware in 1929. As of June 30, 1997, Norwest Corporation had assets of $83.6 billion, which made it the 11th largest bank holding company in the United States. As of that date, Norwest Corporation and its affiliates managed assets with a value of approximately $52.9 billion.

As part of its regular banking operations, Norwest Bank Minnesota, N.A. and other banking affiliates of Norwest may make loans to companies. Thus, it may be possible, from time to time, for a Portfolio to hold or acquire the securities of issuers which are also lending clients of Norwest's banking affiliates. A lending relationship will not be a factor in Norwest's selection of portfolio securities.

To assist Norwest, the Portfolios and Norwest have retained the services of three subadvisers. The subadvisers make investment decisions for, and continuously review, supervise and administer, that portion of a Portfolio's assets that Norwest believes should be managed by the subadviser. Norwest supervises the performance of the subadvisers.

GALLIARD CAPITAL MANAGEMENT, INC. Galliard, which is located at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota, is a registered investment adviser that specializes in fixed income management. The firm manages assets on the premise that outstanding performance is achieved through fundamental security analysis and strategic portfolio diversification. As of August 31, 1997, Galliard had over $3.1 billion in assets under management. Galliard is the subadviser of Strategic Value Bond Portfolio.

SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. Schroder, whose principal business address is 787 7th Avenue, 34th Floor, New York, New York 10019, is a registered investment adviser. Subject to the general supervision of the Core Board for Global Growth Portfolio, Schroder makes investment decisions for the Portfolio and continuously reviews, supervises and administers the Portfolio's investment program. Schroder is a wholly owned U.S. subsidiary of Schroders Incorporated (doing business in New York State as Schroders Holdings), the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the "Schroder Group") with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services. As of June 30, 1997, Schroder Group had over $175 billion in assets under management.

SMITH ASSET MANAGEMENT GROUP, LP. Smith Group, whose principal business address is 500 Crescent Court, Suite 250, Dallas, Texas, is a registered investment adviser. Smith group provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net worth individuals. As of August 31, 1997, the Smith Group managed over $230 million in assets. Smith Group is the subadviser of Disciplined Growth Portfolio and Small Cap Value Portfolio.

PORTFOLIO MANAGERS

The following persons are primarily responsible for the management of the Portfolios' assets and have served as the portfolio managers since the inception of the Portfolios.

PERFORMA STRATEGIC VALUE BOND FUND (Strategic Value Bond Portfolio). The investment management team of Richard Merriam, John Huber and David Yim at Galliard Capital Management. Mr. Merriam, CFA, has been a Principal in the firm since 1995 and is responsible for Galliard's investment process and strategy. Prior to joining Galliard, Mr. Merriam was Chief Investment Officer of Insight Investment Management. Prior thereto, he served as a Senior Vice President at Washington Square Capital where he oversaw management of nearly $5.0 billion in assets. He obtained a B.A. from the University of Michigan and an M.B.A. from the University of Minnesota. Mr. Huber has been a Portfolio Manager and Director of Trading at Galliard since 1995 and has been actively involved in the management of the Norwest Advantage Stable Income Fund and the Norwest Advantage Diversified Bond Fund. He has over seven years' investment management experience and has obtained a B.A. from the University of Iowa and an M.B.A. from the University of Minnesota. Mr. Yim has been a Portfolio Manager and Director of Investment Research since 1995. Prior to joining Galliard, he worked for American Express Financial Advisors for 6 years, most recently as a Research Analyst focusing on the Insurance and Finance Industries. He obtained a B.A. from Middlebury College and an M.B.A. from the University of Minnesota.

PERFORMA DISCIPLINED GROWTH FUND (Disciplined Growth Portfolio) and PERFORMA SMALL CAP VALUE FUND (Small Cap Value Portfolio). Stephen S. Smith, CFA. Mr. Smith is the Chief Investment Officer for Smith Group and is a principal in the firm. He has held this position since November, 1995. Prior thereto, Mr. Smith served as senior portfolio manger with NationsBank where he managed approximately $1 billion of client assets. At NationsBank, Mr. Smith held a variety of management positions including manager of the institutional asset management group, manager of the disciplined equity style used in a mutual fund and collective investment fund and member of the Investment Policy Committee. At NationsBank he also served as sub-adviser for an identified segment in the disciplined equity style for an unaffiliated mutual fund. His educational background includes a B.S. in Industrial Engineering and an M.B.A., both received from the University of Alabama. He was awarded the Chartered Financial Analyst (CFA) designation in 1981.

PERFORMA GLOBAL GROWTH FUND (Schroder Global Growth Portfolio). The investment management team of Michael Perelstein and Paul Morris (with the assistance of a Schroder investment committee). Mr. Perelstein has been a Senior Vice President of Schroder since January 2, 1997. Prior thereto, he was a Managing Director at MacKay Shields. Mr. Perelstein has more than twelve years of international and global investment experience. Mr. Morris has been a Senior Vice President of SCMI and a Director of Schroder Capital Management Inc. since January 1997. Prior thereto he was Principal and Senior Portfolio Manager at Weiss Peck & Greer, L.L.C.; Managing Director (Equity Division) UBS Asset Management and Equity Portfolio Manager at Chase Investors Management Corp.

BACKGROUND OF SMITH GROUP PERFORMANCE

The following table sets forth composite performance data relating to the historical performance of separate accounts and mutual fund portfolios primarily managed by Stephen Smith, the portfolio manager of Disciplined Growth Portfolio and Small Cap Value Portfolio, since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Portfolios. The data are provided to illustrate the past performance of Mr. Smith in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Portfolios. Investors should not consider this performance data as an indication of future performance of the Portfolios, the Smith Group or Mr. Smith.

Mr. Smith's composite performance data were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gain and loss. All returns reflect the deduction of the highest effective investment advisory fees, brokerage commissions and execution costs paid by the investment adviser's private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Account fees vary depending on, among other things, the applicable fee schedule, portfolio size and nature of the account. Mr. Smith's fees are available on request. Mr. Smith's composites include all actual, fee-paying, discretionary institutional private accounts and mutual fund portfolios managed by Mr. Smith that have substantially the same investment objectives and policies. Securities transactions are accounted for on the trade date and accrual accounting is used. Cash and equivalents are included in performance returns. The monthly returns of Mr. Smith's composites combine the individual accounts' returns (calculated on a time-weighted rate of return) by asset-weighing each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively.

The institutional private accounts that are included in Mr. Smith's composites are not subject to certain investment limitations, diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolios by the 1940 Act or the Internal Revenue Code. Consequently, the performance results for Mr. Smith's composites could have been adversely affected if the institutional private accounts included in the composite had been regulated as investment companies.

The investment results of Mr. Smith's composites presented below are unaudited and do not represent the past performance of nor predict the future returns that might be experienced by the Portfolios or an individual investor investing in the Performa Disciplined Growth Fund or the Performa Small Cap Value Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

                                     MR. SMITH'S COMPOSITE FOR THE
                                      DISCIPLINED GROWTH STYLE(2)        S&P 500 INDEX(3)
                                 --------------------------------------  -----------------
1995                                              38.05%                         37.54%
1996                                              31.26%                         22.99%
1997 to Date(1)                                   42.94%                         29.58%
1 Year(1)                                         53.62%                         40.43%
2 Years(1)                                        37.38%                         29.97%
Since Inception
1/1/95(1)                                         41.35%                         33.30%

                                     MR. SMITH'S COMPOSITE FOR THE
                                         SMALL CAP VALUE STYLE            RUSSELL 2000(4)
                                 --------------------------------------  -----------------
Since Inception
11/1/96(1)                                        42.19%                         33.25%
Year to Date(1)                                   28.78%                         26.04%

(1) Average annual return through September 30, 1997. Return for less than one year is not annualized.
(2) The composite returns shown in this chart consists of total returns for the period January 1995 through September 1997 of accounts for which Stephen S. Smith, now Chief Investment Officer of the Smith Group, served as the primary manager as described above, including the period January 1, 1995 - October 31, 1995, during which Mr. Smith was senior portfolio manager for another firm. The composite does not include the performance of other accounts not managed similarly to the Portfolio. Since November 1, 1995 at Smith Group, Mr. Smith has employed the same investment style in discretionary private accounts as he employed in the accounts described above. No other person played a significant part in achieving the prior performance of these accounts during Mr. Smith's tenure. The data for January 1, 1995 - October 31, 1995 are not, and should not be, construed as the performance data of Smith Group, which began business on November 1, 1995.
(3) The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.
(4) The Russell 2000 Index is an unmanaged index consisting of the securities of the 2,000 issuers having the smallest capitalization in the Russell 3000 Index, representing approximately 10% of the Russell 3000 total market capitalization. The average market capitalization of companies included in the Index is approximately $500 million. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

ADVISORY FEES

Norwest (Schroder in the case of Global Growth Portfolio) is paid an advisory fee at the following annual rates of the Portfolios' average daily net assets.

FUND                                                                          ADVISORY FEE
----------------------------------------------------------------------------  ---------------
Strategic Value Bond Portfolio (Performa Strategic Value Bond Fund)                  0.50%
Disciplined Growth Portfolio (Performa Disciplined Growth Fund)                      0.90%
Small Cap Value Portfolio (Performa Small Cap Value Fund)                            0.95%
Schroder Global Growth Portfolio (Performa Global Growth Fund)                       0.50%

Norwest (and not the Portfolios) pays Smith and Galliard a fee for their investment subadvisory services. This compensation does not increase the amount paid by the Portfolio to Norwest.

Each Fund may withdraw its investments from its corresponding Portfolio at any time if the Board determines that it is in the best interests of the Fund to do so. See "Organization - Core and Gateway Structure." Accordingly, each Fund has retained Norwest as its investment adviser and the corresponding Portfolio's subadviser as a subadviser. Similarly, in the event that Performa Global Growth Fund withdraws its investment from its corresponding Portfolio, the Fund has retained Schroder as a subadviser. Under these "dormant" investment advisory arrangements, no Fund pays any advisory fees as long as the Fund remains completely invested in its corresponding Portfolio or any other investment company. In the event that a Fund were to withdraw its assets from its corresponding Portfolio (other than Schroder Global Growth Portfolio), Norwest would receive an advisory fee from the Fund at the same rate as the fee paid by the Portfolio. In the event that Performa Global Growth Fund were to withdraw its assets from Global Growth

Portfolio, Norwest would receive an advisory fee from the Fund at an annual rate of 0.90% of the Fund's average daily net assets. Pursuant to the Funds' dormant subadvisory agreements, Norwest (and not the Funds) would pay Schroder, Smith or Galliard, as applicable, a fee for its subadvisory services.

THE FUNDS' EXPENSES

Each Fund is responsible for all expenses related to its operations. Theses expenses include legal and accounting expenses; trustees' fees and expenses; insurance premiums; fees and expenses of the Fund's service providers; brokerage fees and expenses; expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on portfolio securities; the expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Trust expenses directly attributed to a Fund are charged to the Fund; other expenses are allocated proportionately among all the series of the Trust in relation to the net assets of each series. Similar policies pertain to the Portfolios.

PORTFOLIO TRADING AND TRANSACTIONS

The Advisers place orders for the purchase and sale of assets they manage with brokers and dealers selected by and in the discretion of the respective Adviser. Each Adviser seeks "best execution" for all portfolio transactions, but a Portfolio may pay higher than the lowest available commission rates when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and this may cause higher brokerage expenses to accrue to a Portfolio that invests in foreign securities than would be the case for comparable transactions effected on U.S. securities exchanges.

Subject to the Portfolios' policy of obtaining the best price consistent with quality of execution of transactions, each Adviser may employ broker-dealer affiliates of the Adviser (collectively "Affiliated Brokers") to effect brokerage transactions. The payment of commissions to Affiliated Brokers is subject to procedures to provide that the commissions will not exceed the usual and customary broker's commissions charged by unaffiliated brokers. No specific portion of a Portfolio's brokerage will be directed to Affiliated Brokers and in no event will a broker affiliated with the Adviser directing the transaction receive brokerage transactions in recognition of research services provided to the Adviser. The Advisers may effect transactions through brokers who sell Fund shares.

The frequency of portfolio transactions (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time a Portfolio may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. The Advisers anticipate that the annual portfolio turnover rate of each Portfolio will be less than 100% in their first year of operations. An annual portfolio turnover rate of 100% would occur if all of the securities in a Portfolio were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs and an increase in short term capital gains or losses to the Portfolio.

THE FUNDS' OTHER SERVICE PROVIDERS

MANAGEMENT, ADMINISTRATION AND DISTRIBUTION SERVICES. As manager, Forum supervised the overall management of the Trust (including the Trust's receipt of services for which the Trust is obligated to pay) other than investment advisory services. In this capacity, Forum provides the Trust with general office facilities, provides persons satisfactory to the Board to serve as officers of the Trust and oversees the performance of administrative and professional services rendered to the Funds by others.

FAS is responsible for performing certain administrative services necessary for the Trust's operations with respect to each Fund including preparing and printing updates of the Trust's registration statement and prospectuses, preparing proxy and information statements and monitoring the sale of shares and ensuring that such shares are properly and duly registered with the SEC and applicable state securities administrators.

As of October 1, 1997, Forum and FAS provided management and administrative services to registered investment companies and collective investment funds with assets of approximately $25.5 billion. For their services to the Funds, FAS and Forum each receives a fee at an annual rate of 0.025% of the Fund's average daily net assets.

FAS also serves as administrator of each Portfolio, except Schroder Global Growth Portfolio, for which it serves as subadministrator. FAS provides services to the Portfolios (other than Schroder Global Growth Portfolio) that are similar to those provided to the Funds by Forum and FAS. Schroder Advisors serves as administrator and Forum serves as subadministrator of Schroder Global Growth Portfolio. Schroder Advisors and Forum provide certain management and administrative services necessary for the Portfolio's operations, other than the administrative services provided to the Portfolio by Schroder.

For its services with respect to each Core Portfolio (other than Schroder Global Growth Portfolio) FAS receives a fee at an annual rate of 0.05% of the Portfolio's average daily net assets. For their services to Schroder Global Growth Portfolio, Schroder Advisors receives a fee at an annual rate of 0.15% and Forum receives a fee at an annual rate of 0.075% of the Portfolio's average daily net assets.

Pursuant to a separate agreement, Norwest receives a fee with respect to Performa Global Growth Fund at an annual rate of 0.25% of the Fund's average daily net assets. Under this agreement, Norwest is responsible for compiling data and preparing communications between the Fund and its shareholders, maintaining requisite information flows between the Fund and Schroder, monitoring and reporting to the Board on the performance of the Portfolio and reimbursing the Fund for certain excess expenses. Fees are payable under this agreement based on the Fund's assets invested in the Portfolio.

Forum Accounting Services, LLC provides portfolio accounting services to each Fund and to each Portfolio. Forum is the manager of the Funds and distributor of their shares. Forum is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Forum also serves as the placement agent of the Portfolios. These companies are members of the Forum Financial Group of companies, Two Portland Square, Portland, Maine 04101, which together provide a full range of services to the investment company and financial services industry. As of October 1, 1997, they were controlled by John Y. Keffer, President and Chairman of the Trust.

TRANSFER AGENT AND CUSTODIAN. Norwest Bank serves as transfer agent and dividend disbursing agent for the Funds (in this capacity, the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Funds, performs other transfer agency functions and acts as dividend disbursing agent for the Funds. The Transfer Agent is permitted to subcontract any or all of its functions with to qualified agents. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Trust to the Transfer Agent. For its services, the Transfer Agent receives a fee with respect to each Fund at an annual rate of 0.25% of each Fund's average daily net assets.

Norwest Bank also serves as each Fund's and each Portfolio's (other than Global Growth Portfolio's) custodian and may appoint subcustodians for the foreign securities and other assets held in foreign countries. For its custodial service, Norwest Bank receives a fee with respect to each Portfolio at an annual rate of 0.02% of the first $100 million of the Portfolio's average daily net assets, 0.015% of the next $200 million of the Portfolio's average daily net assets and 0.01% of the Portfolio's remaining average daily net assets. No fee is directly payable by a Fund to the extent the Fund is invested in a Portfolio. The Chase Manhattan Bank serves as custodian of Schroder Global Growth Portfolio and is paid a fee for its services.

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BANKING LAW MATTERS

Federal banking rules generally permit a bank or bank affiliate to act as investment adviser, transfer agent, or custodian to a fund and to purchase shares of the investment company as agent for and upon the order of a customer and, in connection therewith, to retain a sales charge or similar payment. Norwest and any bank or other bank affiliate also may perform Processing Organization or similar services for the Funds and their shareholders. If a bank or bank affiliate were prohibited in the future from so acting, changes in the operation of the Funds could occur and a shareholder serviced by the bank or bank affiliate may no longer be able to avail itself of those services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

7. ABOUT YOUR INVESTMENT

GENERAL INFORMATION

Shares are continuously sold and redeemed at a price equal to their net asset value next-determined after acceptance of an order, or receipt of a redemption request, on every weekday except customary national holidays (New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and Good Friday ("Fund Business Day").

GENERAL PURCHASE INFORMATION

Accounts may be opened - and shares purchased and redeemed - only through certain broker-dealers, banks and other financial institutions ("Processing Organizations"). For information regarding opening an account to purchase shares of the Funds, please call toll free: (888) 800-6748.

When you purchase shares through a Processing Organization, you are subject to the Processing Organization's procedures, and you should read this Prospectus along with all materials and other information provided by the Processing Organization. Processing Organizations are responsible for promptly transmitting purchase, redemption and other requests to the Funds and may charge you a fee for these services. Typically, there is a three-day settlement period for purchases and redemptions through broker-dealers.

When you purchase and redeem through a Processing Organization the Trust confirms your transactions directly with the Processing Organization. The Processing Organization, in turn, provides you with confirmations and periodic statements. If a Processing Organization fails to carry out its obligations to you, the Trust is not responsible. The Funds may suspend the sale of shares at any time and may refuse any order to purchase shares.

Generally, a minimum investment of $1,000 is required to open an account, the minimum subsequent investment is $100 and you may make $100 monthly periodic investments. A Processing Organization may set different minimums. Refer to your Processing Organization for instructions pertaining to the purchase of shares.

GENERAL REDEMPTION INFORMATION

Generally, shares may be redeemed at their net asset value next determined on any Fund Business Day. The Funds impose no minimum period of investment and no restriction on the frequency of redemptions, however Processing Organizations may impose such minimums and restrictions. Refer to your Processing Organization for instructions pertaining to the redemption of shares. For information regarding redemption of shares of the Funds, please call toll free: (888) 800-6748.

HOW THE FUNDS VALUE THEIR SHARES

Each Fund calculates the net asset value of its shares on each Fund Business Day by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange. The Funds only determine net asset value on Fund Business Days.

Securities of a Portfolio for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by applicable Core Board.

Trading on international securities exchanges and over-the-counter markets is normally completed well before the close of business on each Fund Business Day. In addition, trading in foreign securities generally or in a particular country or countries may not take place on all Fund Business Days. Trading does take place in various foreign markets, however, on days on which a Fund's net asset value is not calculated. Calculation of the net asset value per share of a Fund may not occur contemporaneously with the determination of the prices of the foreign securities used in the calculation. Events affecting the values of foreign securities that occur after the time their prices are determined and before the Fund's determination of net asset value will not be reflected in the Fund's calculation of net asset value unless Norwest or Schroder, as applicable, determines that the particular event would materially affect net asset value, in which case an adjustment will be made.

All assets and liabilities denominated in foreign currencies are converted into U.S. dollars at the mean of the bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank prior to the time of conversion.

8. THE FUNDS' DISTRIBUTIONS AND CERTAIN TAX INFORMATION

HOW THE FUNDS MAKE DISTRIBUTIONS TO SHAREHOLDERS

Dividends of net investment income are declared and paid monthly in the case of Performa Strategic Value Bond Fund and declared and paid annually in the case of all other Funds. Distributions of net capital gain, if any, realized by a Fund are distributed annually. You may have dividends and distributions reinvested in shares of the same Fund (the "Reinvestment Option"), receive dividends and distributions in cash (the "Cash Option") or have dividends and distributions reinvested in shares of another Fund or Investor Shares of Ready Cash Investment Fund (the "Directed Dividend Option"). All dividends and distributions are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of a fund.

Under the Reinvestment Option, all dividends and distributions of a Fund are automatically invested in additional shares of that Fund. All dividends and distributions are reinvested at a Fund's net asset value as of the payment date of the dividend or distribution. You are assigned this option unless you selected one of the other two options. Under the Cash Option, all dividends and distributions are paid to you in cash. Under the Directed Dividend Option, if you have shares of a Fund in a single account that total $10,000 or more, you may elect to have all dividends and distributions reinvested in shares of another fund, provided that those shares are eligible for sale in the your state of residence. For further information concerning the Directed Dividend Option, you should contact the Transfer Agent or your Processing Organization.

TAX INFORMATION

Each Fund intends to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). As such, each Fund will not be liable for federal income and excise taxes on the net investment income and net capital gain distributed to its shareholders. Because each Fund intends to distribute all of its net investment income and net capital gain each year, each Fund should thereby avoid all federal income and excise taxes.

Dividends paid by a Fund out of its net investment income (including net short-term capital gain) are taxable to you as ordinary income. Two different tax rates apply to net capital gain - that is, the excess of gains from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gain from capital assets held for more than one year but not more than 18 months ("mid-term gain"), and a second rate (generally 20%) applies to the balance of net capital gain ("adjusted net capital gain"). Distributions of mid-term gain and adjusted net capital gain will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. If you hold shares for six months or less and during that period receive a long-term capital gain distribution, any loss realized on the sale of the shares during that six-month period will be a long-term capital loss to the extent of the distribution. Dividends and distributions reduce the net asset value of the Fund paying the dividend or distribution by the amount of the dividend or distribution. Dividends or distributions made to you shortly after the purchase of Shares, although in effect a return of capital to you, will be taxable to you as described above.

It is expected that a portion of the dividends of each Fund, except Performa Strategic Value Bond Fund, will be eligible for the dividends received deduction for corporations. The amount of such dividends eligible for the dividends received deduction is limited to the amount of dividends from domestic corporations received during a Fund's fiscal year.

No Portfolio is required to pay federal income taxes on its net investment income and capital gain, as each Portfolio is treated as a partnership for federal income tax purposes. All interest, dividends and gains and losses of a Portfolio are deemed to have been "passed through" to the Funds investing in the Portfolio in proportion to the Funds' holdings of the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio or losses have been realized by the Portfolio.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income or other taxes. Performa Global Growth Fund intends to elect, if eligible to do so, to permit its shareholders to take a credit (or a deduction) for foreign income and other taxes paid by its Portfolio. As a shareholder of that Fund, you will be notified of your share of those foreign taxes and will be required to treat the amount of such foreign taxes as additional income. In that event, you may be entitled to claim a credit or deduction for those taxes.

Each Fund is required by federal law to withhold 31% of reportable payments paid to you (which may include dividends, capital gain distributions and redemptions) if you fail to provide the Fund with a correct taxpayer identification number or make required certifications, or who is subject to backup withholding. Reports containing appropriate information with respect to the federal income tax status of dividends and distributions paid during the year by each Fund will be mailed to you shortly after the close of each calendar year.

You should consult your tax advisor with respect to your specific tax situation as well as with respect to state and local taxes.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUNDS' SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

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                                   APPENDIX A
                          GLOSSARY OF INVESTMENT TERMS

This glossary describes some of the types of securities and other obligations in which a Fund (or Portfolio) may invest. Although the descriptions refer to Portfolios only, the descriptions apply also to investments by the Funds. The Funds (and Portfolios) are not limited to the securities and obligations listed below, and may invest in the securities and other obligations described below and in other types of securities and obligations to the extent permitted by its investment objectives and policies. Refer to the SAI for a more detailed discussion of the Funds' investment policies and these and other securities and obligations in which the Funds (and Portfolios) may invest.

EQUITY AND RELATED SECURITIES

COMMON STOCK represents a share of ownership in a company, and usually carries voting rights and may earn dividends. Common stockholders are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors (including holders of debt securities) and, if applicable, preferred stockholders, are paid. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer.

CONVERTIBLE SECURITIES are preferred stocks or bonds that are convertible into common stock at a specified price or conversion ratio within a specific amount of time.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based company that entitle the holder to dividends and capital gain on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts ("ADRs")), foreign financial institutions (Global or European Depositary Receipts) and broker-dealers (depositary shares). Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. A preferred stockholder generally is a shareholder in the company and not a creditor of the company. Preferred stock generally does not carry voting rights.

WARRANTS are securities, typically issued with preferred stocks or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a specified period or indefinitely. The specified price for warrants usually represents a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance.

DEBT AND RELATED INVESTMENTS

BILLS, NOTES, BONDS AND DEBENTURES are debt securities issued by a corporation or other business entity, municipality, government or government agency. Bills usually have the shortest maturities and bonds the longest maturities. The issuer is required to pay the holder the face or principal amount of the loan at a specified maturity and, except for zero coupon securities, to make scheduled interest payments during the term of the securities.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") are debt obligations that are collateralized by mortgages or mortgage pass-through securities ("Mortgage Assets"). Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs on the same schedule as they are received, although, certain classes (often referred to as tranches) of CMOs may have priority over other classes with respect to the receipt of payments. CMOs may have complicated structures and generally involve more risks than less complex mortgage-related securities.

DEMAND NOTES are unsecured obligations redeemable upon a specified number of days' notice (typically not more than 30 days). These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuers of these obligations often have the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for them. Although a purchaser of a demand note would generally not be able to resell a master demand note to a third party, the purchaser is entitled to demand payment from the issuer at any time in accordance with the note's notice provisions.

FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes securities of all maturities (for instance, bills, notes and bonds), securities on which interest or dividend payments are made before maturity and zero coupon securities, and securities of various issuers (for instance, corporate instruments, municipal securities and U.S. Government Securities) that pay a specified rate of interest for a specified period of time. The term also can include preferred stock, which pays fixed-dividends. Coupon, discount and dividend rates usually are fixed for the term of a security, but can provide for an increase or decrease in rate during the term of the security.

GUARANTEED INVESTMENT CONTRACTS are arrangements with an insurance companies under which the purchaser of the contract contributes cash to the insurance company's general account and the insurance company credits the contribution with interest on a monthly basis. The interest rate may be fixed or tied to a specified market index, and the principal and interest are guaranteed by the insurance company.

HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by an NRSRO (i.e., "BB" or lower by S&P's and "Ba" or lower by Moody's). Other terms commonly used to describe these securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds." These securities have speculative or predominantly speculative characteristics.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to securityholders on a pro rata basis. These securities involve prepayment risk, which is the risk that during periods of declining interest rates, the underlying mortgages or other debt may be refinanced or paid off prior to their maturities, leaving the holder unable to reinvest the prepaid amount at an interest rate comparable to the rate on the prepaid securities.

PARTICIPATION INTERESTS are interests in municipal securities that are owned by banks or other financial institutions. Participation interests usually carry a demand feature backed by a letter of credit or guarantee of the bank or institution permitting the holder to tender the participation interests back to the bank or other institution.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique is similar to borrowing.

SECURITY LOANS occur when the holder of a security lends it and receives a fee from the borrower or is able to retain interest from investing cash collateral deposited by the borrower. The lender may pay fees to arrange securities loans. Security loans involve the risk that the borrower will fail to return the borrowed security. In that case, the lender bears the risk of market value fluctuations until the security is returned or collateral can be liquidated and the proceeds (which may not cover the effects of fluctuations and the lenders costs) used to replace the unreturned securities.

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VARIABLE AND FLOATING RATE SECURITIES are securities that have variable or floating rates of interest that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. In certain limited circumstances, adjustments in a security interest rate may affect the amount of principal paid at maturity. The adjustable rate tends to decrease the security's price sensitivity to changes in interest rates.

ZERO COUPON SECURITIES are debt securities that are issued at a discount from face value and do not pay interest prior to maturity. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than securities of comparable quality and maturity that pay interest during their term. Holders of a zero-coupon security with a term of more than a year must treat a portion of the discount of the security as income on the purchase price paid for the security. As the Funds distribute all of their net investment income, a Portfolio may have to sell portfolio securities to distribute the income resulting from this treatment, which may result in a taxable gain or loss and occur at a time when the investment adviser would not otherwise have chosen to sell the securities.

OTHER INVESTMENT TERMS AND TECHNIQUES

DOLLAR ROLL TRANSACTIONS occur when a Portfolio sells fixed income securities, typically mortgage-related securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the party to whom the original securities were sold. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the Portfolio but it assumes the risk of ownership. A Portfolio is compensated for entering into dollar roll transactions by the difference between the current sales price and the price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other forward commitments, dollar roll transactions involve the risk that the market value of the securities to be purchased by the Portfolio may decline below the price at which the Portfolio sold the original securities. Also, if the buyer of the original securities under a dollar roll transaction becomes insolvent, the Portfolio's use of the proceeds of the transaction may be restricted pending a determination by the other buyer, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities, which may have increased a market value on the price at which the original securities were sold.

MARKET CAPITALIZATION refers to the value of an issuer's outstanding stock and is calculated by multiplying the total number of common shares outstanding by the market price per share of the stock.

RULE 144A SECURITIES are securities that are not registered for sale to the general public and may be resold only to certain types of institutional investors. Because of the restrictions on their resale, these securities may be difficult to resell at the same price as comparable non-restricted securities.

SHORT SALES AGAINST-THE-BOX occur when a Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to securities which the Portfolio has borrowed and sold, otherwise referred to as "sold short." For federal income tax purposes, short sales against-the-box may in certain cases be made to defer recognition of gain or loss on the sale of securities until the short position is closed out. Under recently enacted legislation, if a Portfolio has unrealized gain on securities it owns and sells identical securities short against-the-box, the Portfolio generally will be deemed to have sold the long position for tax purposes and thus will recognize gain.

WHEN-ISSUED, DELAYED DELIVERY and FORWARD TRANSACTIONS generally involve the purchase of a security under an agreement to make payment and accept delivery at some time in the future, (i.e., beyond the normal period of securities settlement). A Portfolio does not earn interest on such securities until settlement but bears the risk of market value fluctuations between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government Securities may be sold in this manner.

CERTIFICATES OF PARTICIPATION are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities.

FUTURES, OPTIONS AND OTHER DERIVATIVES

FORWARD CONTRACTS are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts generally are not exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on future purchases of such securities. Portfolios may also enter into forward contracts to purchase or sell securities indicies or other financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver a commodity at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities indicies and financial indices, including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures contracts are standardized and traded on exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, securities, indices, commodity prices or other financial indicies. These securities may be positively or negatively indexed (i.e., their value may increase or decrease based on a movement in the price of the linked component). Indexed/structured securities may have return characteristics similar to direct investments in the linked component and may be more volatile than a direct investment in the linked component. These investments may be difficult to resell and a purchaser bears both the market risk of an investment in the linked component and the credit risk of the issuer.

INVERSE FLOATERS, a type of indexed/structured security, are variable or floating rate securities that pay interest at a rate that varies inversely with movements in prevailing short-term interest rates. Upon reset of the interest rate payable on an inverse floater, its interest rate may decrease if the linked interest rate increases. When short-term interest rates are relatively low compared to long-term interest rates, a Portfolio may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This form of leverage may have the effect of increasing the volatility of the security's market value while increasing the security's, potential yield. These investments may be difficult to resell and a purchaser bears both the market risk of the investment and the credit risk of the issuer.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. Options may have standardized terms and be traded as exchanges or may be tailor-made and difficult to resell. The Portfolio may purchase and write put and call options on securities, securities indices and foreign currencies. A purchaser of a non-standardized option is subject both to market risk and the credit risk of the issuer.

SWAP AGREEMENTS include interest rate and mortgage (or other asset) swap agreements. In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive

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payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range. Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a substantial impact on a Portfolio's performance. Swap agreements expose a Portfolio to movements in the relative value of the obligations being swapped, to the credit risk of the counterparties and to the Portfolio's ability to terminate its swap agreements or reduce its exposure to them through offsetting transactions.

                                   APPENDIX B
                        EXPLANATION OF RATING CATEGORIES

The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment advisers consider security ratings when making investment decisions, each adviser also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

BOND RATINGS
STANDARD & POOR'S RATINGS SERVICES

INVESTMENT GRADE RATINGS

"AAA"           Highest rating; extremely strong capacity to pay principal and interest.
"AA"            High quality; very strong capacity to pay principal and interest.
"A"             Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
"BBB"           Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

NON-INVESTMENT GRADE RATINGS

"BB," "B"       Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
"CCC," "CC"     Progressively higher degrees of speculation.
"C"             Highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.
"D"             In default.

MOODY'S INVESTORS SERVICE, INC.

INVESTMENT GRADE RATINGS

"Aaa"           Highest quality, smallest degree of investment risk.
"Aa"            High quality; together with Aaa bonds, they compose the high-grade bond group.
"A"             Upper-medium grade obligations; many favorable investment attributes.
"Baa"           Medium-grade obligations; neither highly protected nor poorly secured.
                Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

NON-INVESTMENT GRADE RATINGS

"Ba"            More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
"B"             Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
"Caa"           Poor standing, may be in default; elements of danger with respect to principal or interest payments.
"Ca"            Speculative in a high degree; could be in default or have other marked shortcomings.
"C"             Lowest-rated; extremely poor prospects of ever attaining investment standing.
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